Exhibit 10.b



                           SECOND AMENDED AND RESTATED


                           MASTER REPURCHASE AGREEMENT


                             Dated January 30, 2002


                                     Between

                          LEHMAN COMMERCIAL PAPER INC.,

                                    as Buyer

                                       and

                        GREEN TREE FINANCE CORP. - FIVE,
                                    as Seller

1.       APPLICABILITY

         From time to time for the period from the date hereof until September 30, 2003, the parties hereto may, subject to the terms hereof, enter into transactions in which Green Tree Finance Corp.- Five ("Seller") agrees to transfer to Lehman Commercial Paper Inc. ("Buyer") certain Eligible Assets against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Eligible Assets at a date certain not later than September 30, 2003, as specified in the related Confirmation, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement and the related Confirmation, unless otherwise agreed in writing. Each Transaction shall be limited to a maximum of 30 days (unless otherwise specified by Confirmation), after which, subject to Section 20, Buyer and Seller may agree to roll such Transaction for a period of up to 30 days (unless otherwise specified by Confirmation). This Agreement amends and restates and supersedes in its entirety the Amended and Restated Master Repurchase Agreement dated as of May 9, 2000 between the parties hereto, as previously amended to the date hereof. Buyer has entered into this Agreement in consideration of the mutual agreements hereinafter set forth, the completion of the Exchange Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged.

2.       DEFINITIONS

         "Act of Insolvency" means, with respect to any party and its
Affiliates: (i) the filing of a petition, commencing, or authorizing the commencement of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law relating to the protection of creditors, or suffering any such petition or proceeding to be commenced by another which is consented to, not timely contested or results in entry of an order for relief; (ii) the seeking the appointment of a receiver, trustee, custodian or similar official for such party or an Affiliate or any substantial part of the property of either; (iii) the appointment of a receiver, conservator, or manager for such party or an Affiliate by any governmental agency or authority having the jurisdiction to do so; (iv) the making or offering by such party or an Affiliate of a composition with its creditors or a general assignment for the benefit of creditors; (v) the admission by such party or an Affiliate of such party of its inability to pay its debts or discharge its obligations as they become due or mature; or (vi) that any governmental authority or agency or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of such party or of any of its Affiliates, or shall have taken any action to displace the management of such party or of any of its Affiliates or to curtail its authority in the conduct of the business of such party or of any of its Affiliates.

         "Additional Eligible Assets" has the meaning specified in Section 4(a).

         "Affiliate" means an affiliate of a party as such term is defined in the United States Bankruptcy Code in effect from time to time.

         "Agreement" means this Second Amended and Restated Master Repurchase Agreement between Buyer and Seller, as amended from time to time.

         "Applicable Margin" means (i) in respect of Home Equity Loans, 0.85% per annum, provided, however, that in respect of Home Equity Loans that are Wet Home Equity Loans such percentage shall be increased to 1.1% per annum; (ii) in respect of High LTV Home Equity Loans, 1.0% per annum, provided, however, that in respect of High LTV Home Equity Loans that are Wet High LTV Home Equity Loans such percentage shall be increased to 1.25% per annum; (iii) in respect of Home Improvement Loans, 0.85% per annum, provided, however, that in respect of Home Improvement Loans that are Wet Home Improvement Loans such percentage shall be increased to 1.1% per annum; (iv) in respect of Manufacturing Housing Contracts, 0.85% per annum; provided, however, that in respect of Manufacturing Housing Contracts that are Wet Manufacturing Housing Contracts such percentage shall be increased to 1.1% per annum; and (v) in respect of Esoteric Assets, 1.5 % per annum until and including June 30, 2002 and 3.0% per annum from and including July 1, 2002.

         "Asset Assignment Agreement" means the Asset Assignment Agreement, dated as of February 13, 1998, between Green Tree Residual and Lehman ALI Inc. (as the assignee of Buyer), as amended.

         "Business Day" means a day other than (i) a Saturday or Sunday, or (ii) a day on which Buyer or the New York Stock Exchange is authorized or obligated by law or executive order to be closed and, if the applicable Business Day related to notices, determinations, fundings and payments in connections with the LIBO Rate, a day on which dealings in U.S. dollar deposits are also carried on in the London interbank market.

         "Buyer" has the meaning specified in Section 1.

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


         "Collateral Amount" means, with respect to any Transaction, the amount obtained by application of the applicable Collateral Amount Percentage to the Repurchase Price for such Transaction.

         "Collateral Amount Percentage" means the amount set forth in the Confirmation which, in any event, (i) shall not be less than 103% with respect to Home Equity Loans in determining whether a Collateral Deficit exists pursuant to the first sentence of Section 4(a) hereof, (ii) (a) shall not be less than 110% with respect to Insured Home Improvement Loans in determining whether a Collateral Deficit exists pursuant to the first sentence of Section 4(a) hereof,
(b) shall not be less than 115% with respect to Uninsured Home Improvement Loans in determining whether a Collateral Deficit exists pursuant to the first sentence of Section 4(a) hereof, (iii) shall not be less than 110% with respect to loans arising under Retail Installment Contracts in determining whether a Collateral Deficit exists pursuant to the first sentence of Section 4(a) hereof,
(iv) shall not be less than 115% with respect to High LTV Home Equity Loans in determining whether a Collateral Deficit exists pursuant to the first sentence of Section 4(a) hereof, (v) shall not be less than 105% with respect to Manufactured Housing Contracts in determining whether a Collateral Deficit exists pursuant to the first sentence of Section 4(a) hereof, (vi) shall not be less than 143% with respect to Vehicle Leases in determining whether a Collateral Deficit exists pursuant to the first sentence of Section 4(a) hereof,
(vii) shall not be less than 161% with respect to Floor Plan Assets in determining whether a Collateral Deficit exists pursuant to the first sentence of Section 4(a) hereof and (viii) shall not be less than 110% with respect to HELOCs in determining whether a Collateral Deficit exists pursuant to the first sentence of Section 4(a) hereof.

         "Collateral Deficit" has the meaning specified in Section 4(a).

         "Confirmation" has the meaning specified in Section 3(a).

         "Conseco" refers to Conseco Finance Corp., formerly known as Green Tree Financial Corporation.

         "Consumer Products" refers to consumer goods consisting of motorcycles, marine products (including boats, boat trailers and outboard motors), pianos and organs, horse trailers, sport vehicles (including snowmobiles, personal watercraft and all-terrain vehicles), trucks, personal aircraft, recreational vehicles and any other asset as shall be acceptable to Buyer in its sole discretion, financed by Seller pursuant to a Retail Installment Contract.

         "Credit Card Agreement" means each credit card or credit line account agreement or other evidence of the terms and conditions pursuant to which credit is advanced, the ownership of which is evidenced by a Trust Receipt pursuant to the Custodial Agreement.

         "Credit Card Balances" means all amounts owing by the Obligors under a Credit Card Agreement from time to time, that are subject to a Transaction under this Agreement.

         "Custodial Agreement" means, collectively, the Amended and Restated Custodial Agreement that refers to Transactions under this Agreement, by and among Buyer, Seller and the Custodian, as the same may be amended, restated or supplemented from time to time by Buyer and Seller and any other agreement acknowledged by Buyer in writing specifically as constituting "Custodial Agreements" hereunder.

         "Custodial Delivery" means the form executed by Seller in order to deliver the Loan File to Buyer or its designee (including the Custodian) pursuant to Section 7.

         "Custodian" means the custodian under the Custodial Agreement. The initial custodian is U.S. Bank National Association.

         "Effective Date" refers to the effective date of this Agreement which shall be January 30, 2002.

         "Electronic Ledger" means the electronic master record of loans of Seller.

         "Eligible Assets" means Home Improvement Loans, Home Equity Loans, Manufactured Housing Contracts, High LTV Home Equity Loans and, to the extent permitted under this Agreement, Esoteric Assets; provided, however, that "Eligible Assets" constituting "chattel paper" under the UCC (including but not limited to all Retail Installment Contracts) shall no longer constitute Eligible Assets if the related Loan Files have not been delivered to the Custodian within 60 days of the Purchase Date thereof. Notwithstanding any references herein, Credit Card Balances, Equipment Leases and Asset Based Lending Contracts shall not be Eligible Assets for any purposes hereunder from and after the Effective Date.

         "Equipment" means the equipment that is the subject of the related Equipment Lease.

         "Equipment Lease" means a lease of Equipment to an Obligor originated by Conseco in accordance with its underwriting guidelines, that is subject to a Transaction under this Agreement.

         "Esoteric Asset Maximum Purchase Price" means the following amount for each of the following dates:


For Repurchase Dates occurring on or after January 30, 2002, but prior to March 1, 2002................$90,600,000
For Repurchase Dates occurring on or after March 1, 2002 but prior to April 1, 2002.................... 88,600,000
For Repurchase Dates occurring on or after April 1, 2002 but prior to May 1, 2002.......................86,600,000
For Repurchase Dates occurring on or after May 1, 2002 but prior to June 1, 2002........................84,600,000
For Repurchase Dates occurring on or after June 1, 2002 but prior to July 1, 2002.......................82,600,000
For Repurchase Dates occurring on or after July 1, 2002 but prior to August 1, 2002.....................80,600,000
For Repurchase Dates occurring on or after August 1, 2002 but prior to September 1, 2002................78,600,000
For Repurchase Dates occurring on or after September 1, 2002 but prior to October 1, 2002...............76,600,000
For Repurchase Dates occurring on or after October 1, 2002 but prior to November 1, 2002................74,600,000
For Repurchase Dates occurring on or after November 1, 2002 but prior to December 1, 2002...............72,600,000
For Repurchase Dates occurring on or after December 1, 2002 but prior to June 30, 2003.................$50,000,000
For Repurchase Dates occurring on or after June 30, 2003........................................................$0

         "Esoteric Assets" means collectively Purchased Eligible Assets that are either Vehicle Leases, Retail Installment Contracts, Floorplan Assets or HELOCs and in each case that are listed on the Effective Date on Schedule A hereto. No additional assets that would otherwise meet the description of Esoteric Assets and that are not listed on Schedule A hereto on the Effective Date shall be Eligible Assets hereunder.

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


         "Event of Default" has the meaning specified in Section 13.

         "Exchange Agreement" means the Exchange Agreement dated as of January 30, 2002, between Lehman Brothers Holdings Inc. and Conseco, Inc.

         "Fee Letter" means the Fee Letter dated January 30, 2002, among Lehman ALI, Inc., Conseco Finance Corp. and Lehman Brothers Holdings Inc., as amended from time to time.

         "FHA" means the Federal Housing Administration, an agency within HUD.

         "FHA Insurance" means the credit insurance provided by FHA pursuant to Title I of the National Housing Act, as evidenced by the Company's FHA contract of insurance.

         "Floor Plan Assets" refers to the floor plan certificates that are included in the Esoteric Assets listed on Schedule A hereto.

         "Green Tree Residual" means Green Tree Residual Finance Corp. I and any successor thereto.

         "Guarantor" means Conseco Finance Corp. and any successor thereto.

         "Hedge" means, with respect to any or all of the Eligible Assets, any interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by Seller, and reasonably acceptable to Buyer.

         "High LTV Home Equity Loans" means the fixed rate mortgage loans secured by first or second liens on single family residential real property (including, without limitation, condominiums and planned unit developments) that upon origination have a Loan-to-Value ratio greater than 95%, but not exceeding 125%.

         "Home Equity Line of Credit" or "HELOC" refers to the revolving, variable rate mortgage loans secured by first or second liens on single family residential property (including, without limitation, condominiums and planned unit developments) that are included in the Esoteric Assets listed on Schedule A hereto.

         "Home Equity Loan File" refers to the Loan File described in the Custodial Agreement.

         "Home Equity Loans" refers to the fixed rate mortgage loans secured by first or second liens on single family residential real property (including, without limitation, condominiums and planned unit developments).

         "Home Improvement Loan File" refers to the Loan File described in the Custodial Agreement.

         "Home Improvement Loans" refers to both Insured Home Improvement Loans and Uninsured Home Improvement Loans.

         "HUD" means the United States Department of Housing and Urban Development.

         "Income" means, with respect to any Eligible Asset at any time, any principal thereof then payable and all interest, dividends or other distributions payable thereon less any related servicing fee(s) charged by the Servicer.

         "Indebtedness" means all amounts due to Buyer or any assignee thereof pursuant to this Agreement and all amounts due to Buyer or any Affiliate of Buyer, from Seller, Conseco or any Affiliate of Conseco under any agreement (including but not limited to the Asset Assignment Agreement, the Repurchase Facility (Residual Corp.), the NIMS Trust Agreement and the Fee Letter), and in each case whether constituting principal, interest, penalty amounts, fees, expenses or any other amounts due and payable to Buyer or any Affiliate of Buyer thereunder.

         "Insured Home Improvement Loans" means first, second and third lien or, to the extent permitted hereby, unsecured home improvement retail installment contracts, and related promissory notes, insured under the FHA's Title I Program, and including without limitation, all rights to receive payments which are due pursuant thereto and all other proceeds thereof (including any recourse rights against third persons) from and after the related Purchase Date, but excluding any rights to receive payments which are due prior to the related Purchase Date.

         "Land-and-Home Contract" refers to a Manufactured Housing Contract that is secured by a mortgage or deed of trust on real estate on which the related manufactured home is situated, and which manufactured home is considered or classified as part of the real estate under the laws of the jurisdiction in which it is located.

         "Land-and-Home Contract File" refers to the Loan File described in the Custodial Agreement.

         "Lease File" refers to the Loan File described in the Custodial Agreement.

         "LIBO Rate" means, with respect to any Purchase Date, and for each 30-day period thereafter, the rate determined by Buyer to be the offered rate for one-month deposits in United States dollars that appears on the Dow Jones Markets Telerate Page 3750 as of 11:00 a.m., London time, on the second full Business Day next preceding the first day of such Purchase Date or period. In the event that such rate does not appear on the Dow Jones Markets Telerate Page 3750 (or otherwise on the Dow Jones Markets screen), the LIBO Rate for the purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by Buyer.

         "Limited Guaranty" refers to the Amended and Restated Limited Guaranty provided in accordance with Section 15 and substantially in the form attached hereto as Exhibit X.

         "List of Contracts" means the list identifying each Purchased Eligible Asset sold hereunder, which list (a) identifies each Home Equity Loan, Home Improvement Loan, Manufactured Housing Contract, or Esoteric Asset and (b) sets forth as to each Purchased Eligible Asset (i) the principal balance, (ii) the amount of monthly payments due from the Obligor, (iii) the contract rate and
(iv) the maturity date.

         "Loan Files" means, collectively, the Home Equity Loan Files, the Home Improvement Loan Files, the Manufactured Housing Chattel Paper Contract Files, the Land-and-Home Contract Files and the Lease Files.

         "Manufactured Housing Chattel Paper Contract File" refers to the Loan File described in the Custodial Agreement.

         "Manufactured Housing Contracts" refer to sales contracts and loan agreements for manufactured housing that are subject to a Transaction under this Agreement.

         "Market Value" means as of any date with respect to any Eligible Assets, the price at which such Eligible Assets could readily be sold as determined by Buyer in its sole discretion pursuant to Section 4; provided, however, that Buyer shall not take into account, for purposes of calculating Market Value, any Eligible Asset (i) which has been subject to Transactions for more than 180 days (except in the case of Esoteric Assets), (ii) which fails to meet Seller's underwriting guidelines or with respect to which there is a breach of a representation, warranty or covenant made by Seller in this Agreement and which breach has not been cured, (iii) which is a Wet High LTV Home Equity Loan, a Wet Home Equity Loan, a Wet Home Improvement Loan or a Wet Manufactured Housing Contract with respect to which the related Loan File has not been delivered to the Custodian within 10 Business Days (or 21 calendar days in the case of a Wet Manufactured Housing Contract described in clause (ii) of the definition thereof) of the Purchase Date hereunder or (iv) which is more than 30 days delinquent. Without otherwise affecting Buyer's discretion to determine the Market Value of the Purchased Eligible Assets, in the event the floor plan business is sold, or the Floor Plan Assets are no longer owned by Conseco or one of its Affiliates or if Conseco or one of its Affiliates no longer services the Floor Plan Assets, the Market Value of the Floor Plan Assets will thereafter be deemed to be zero.

         "Material Adverse Change" means a material adverse change in or effect upon the condition (financial or otherwise), business, performance, operations, properties, profits or prospects of any specified Person, and, in the case of Seller, shall also include any such material adverse change or effect upon (i) the legality, validity or enforceability of this Agreement or the Custodial Agreement or (ii) the Purchased Eligible Assets.

         "Mortgage" means a mortgage, deed of trust, deed to secure debt or other instrument, creating a valid and enforceable first or second lien on or a first or second priority ownership interest in an estate in fee simple in real property and the improvements thereon, securing a mortgage note or similar evidence of indebtedness.

         "Mortgage Note" means a note or other evidence of indebtedness of a mortgagor secured by a Mortgage.

         "NIMS Trust Agreement" means the Trust Agreement, dated as of September 1, 2001, among Conseco Finance Net Interest Margin Finance Corp. I, Conseco Finance Net Interest Margin Finance Corp. II, Conseco Finance Corp. and Wilmington Trust Company.

         "Non-Esoteric Eligible Asset" refers, as of any date of determination, to all Eligible Assets then subject to Transactions other than the Esoteric Assets.

         "Obligor" means a buyer of a Consumer Product or a home improvement or a borrower on a Home Equity Loan or a lessee and any other party obligated under the related Vehicle Lease or any other Person who is indebted under the related Eligible Asset.

         "Periodic Payment" has the meaning specified in Section 5(b).

         "Person" means an individual, partnership, corporation, joint stock company, trust or unincorporated organization or a governmental agency or political subdivision thereof.

         "Price Differential" means, with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the Repurchase Date (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction).

         "Pricing Rate" means in respect of Purchased Eligible Assets, the sum of the Applicable Margin and the LIBO Rate.

         "Prime Rate" means, as of any date, the rate of interest published by The Wall Street Journal, northeast edition, as the "prime rate" of Citibank, N.A.

         "Purchase Date" means the date on which Purchased Eligible Assets are transferred by Seller to Buyer or its designee (including the Custodian) as specified in the Confirmation.

         "Purchased Eligible Assets" means the Eligible Assets (including any Additional Eligible Assets) sold by Seller to Buyer in a Transaction, any Additional Eligible Assets and any Substituted Eligible Assets.

         "Purchase Price" means, on each Purchase Date, the price at which Purchased Eligible Assets are transferred by Seller to Buyer or its designee (including the Custodian); provided, however, that (i) the Purchase Price of any Home Equity Loan shall not in any event exceed 95% of the principal amount thereof, (ii) the Purchase Price of any High LTV Home Equity Loan shall not in any event exceed 85% of the principal amount thereof, (iii) the Purchase Price of any Insured Home Improvement Loan shall not in any event exceed 90% of the principal amount thereof, (iv) the Purchase Price of any Uninsured Home Improvement Loan shall not in any event exceed 90% of the principal amount thereof, (v) the Purchase Price of any Retail Installment Contract shall not in any event exceed 90% of the principal amount thereof, (vi) the Purchase Price of any Manufactured Housing Contract shall not in any event exceed 95% of the principal amount thereof, (vii) the Purchase Price of any Vehicle Lease shall not in any event exceed 70% of the net discounted present value determined at Buyer's reasonable discretion of all rents to be paid under such Vehicle Lease (without taking into account the residual value under such Vehicle Lease),
(viii) the Purchase Price of any Floor Plan Asset shall not in any event exceed 62.5% of the principal amount thereof and (ix) the Purchase Price of any HELOC shall not exceed 90% of the principal amount thereof.

         "Replacement Eligible Assets" has the meaning specified in Section 14(b)(ii).

         "Repurchase Facility (Residual Corp.)" means the Master Repurchase Agreement, dated as of September 29, 1999, between Green Tree Residual and Lehman Brothers Inc. and acknowledged and agreed to by Conseco, as amended.

         "Repurchase Date" means the date on which Seller is to repurchase the Purchased Eligible Assets from Buyer which initially will be the first Business Day of the next succeeding month, including any date determined by application of the provisions of Sections 3 or 13, as specified in the Confirmation; provided, however, that in no event shall such date be more than 30 days after the Purchase Date; provided, further, that the Repurchase Date in respect of Esoteric Assets shall be no later than June 30, 2003; and provided, further, that the Repurchase Date in respect of the Non-Esoteric Eligible Assets shall be no later than September 30, 2003.

         "Repurchase Price" means the price at which Purchased Eligible Assets are to be transferred from Buyer or its designee (including the Custodian) to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination decreased by all cash, Income and Periodic Payments actually received by Buyer pursuant to Sections 4(a), 5(a) and 5(b), respectively (unless otherwise specified by Confirmation).

         "Retail Installment Contract" means any retail installment contract which finances a purchase of a Consumer Product, all rights to receive payments which are due pursuant thereto, and any "purchase money security interest" (as defined in the Uniform Commercial Code) created in favor of Seller in the Consumer Product financed thereunder, and that is subject to a Transaction under this Agreement.

         "Seller" has the meaning specified in Section 1.

         "Servicing Agreement" means the servicing obligations of Conseco set forth in Section 25.

         "Servicing Records" has the meaning specified in Section 25.

         "Substituted Eligible Assets" means any Eligible Assets substituted for Purchased Eligible Assets in accordance with Section 9 hereof.

         "Title I Program" means the Title I insurance program of the FHA.

         "Transaction" has the meaning specified in Section 1.

         "Trust Receipt" means a trust receipt issued by Custodian to Buyer confirming the Custodian's possession of certain asset files which are the property of and held by Custodian for the benefit of Buyer or the registered holder of such trust receipt.

         "UCC" means the Uniform Commercial Code, as in effect from time to time in the relevant jurisdiction.

         "Umbrella Agreement" means the Amended and Restated Agreement dated as of January 30, 2002, by and among Conseco Finance Corp., Conseco, Inc., CIHC, Incorporated, Green Tree Residual, Seller and Lehman Brothers Holdings Inc.

         "Uninsured Home Improvement Loans" means first, second and third lien home improvement retail installment contracts, and related promissory notes (none of which are insured under the FHA's Title I Program) and including without limitation, all rights to receive payments which are due pursuant thereto and all other proceeds thereof (including any recourse rights against third persons) from and after the related Purchase Date, but excluding any rights to receive payments which are due prior to the related Purchase Date.

         "Vehicle" means a truck or other commercial vehicle that is the subject of the related Vehicle Lease.

         "Vehicle Lease" means an open-ended lease of a Vehicle to an Obligor originated by Conseco or an Affiliate of Conseco in accordance with Conseco's underwriting guidelines, that is subject to a Transaction under this Agreement and that is included in the Esoteric Assets listed on Schedule A hereto. Vehicle Leases may be held as Purchased Eligible Assets in the form of units of beneficial interest in a titling trust.

         "Wet High LTV Home Equity Loans" means those High LTV Home Equity Loans for which the related Loan Files have not been delivered to the Custodian as of the Purchase Date.

         "Wet Home Equity Loans" means those Home Equity Loans for which the related Loan Files have not been delivered to the Custodian as of the Purchase Date.

         "Wet Home Improvement Loans" means those Home Improvement Loans for which the related Loan Files have not been delivered to the Custodian as of the Purchase Date.

         "Wet Manufactured Housing Contracts" means those Manufactured Housing
Contracts: (i) that do not constitute "chattel paper" under the UCC for which the related Loan Files have not been delivered to the Custodian as of the Purchase Date; or (ii) that constitute "chattel paper" under the UCC and whose Purchase Date is on or after February 1, 2001, for which the related Loan Files have not been delivered to the Custodian within 10 Business Days after the Purchase Date.

3.       INITIATION; CONFIRMATION; TERMINATION;
         MAXIMUM TRANSACTION AMOUNTS

         a. On the terms and subject to the conditions contained in this Agreement and upon receipt of a notice by Seller (a "Transaction Request"), Buyer agrees to enter into Transactions to purchase Non-Esoteric Eligible Assets during the period from the Effective Date to September 30, 2003 for a Purchase Price not to exceed in the aggregate for all Non-Esoteric Eligible Assets $500,000,000 minus the lesser of (x) the then current Esoteric Asset Maximum Purchase Price and (y) the aggregate outstanding Repurchase Price for all outstanding Esoteric Asset Transactions; provided, however, that Buyer shall not be committed to purchase Home Improvement Loans for a Purchase Price exceeding

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

$150,000,000 in the aggregate and shall not be committed to purchase High LTV Home Equity Loans for a Purchase Price exceeding in the aggregate the lesser of
(x) $150,000,000 and (y) 20% of the aggregate outstanding Repurchase Price for all Transactions hereunder; provided, further, that an agreement to enter into a Transaction may be entered into orally or in writing at the initiation of either Buyer or Seller for Non-Esoteric Eligible Assets in amounts in excess of $500,000,000 minus the lesser of (x) the Esoteric Asset Maximum Purchase Price and (y) the aggregate outstanding Repurchase Price for all Esoteric Asset Transactions. Further, on the terms and subject to the conditions contained in this Agreement, Buyer agrees to enter into Transactions to purchase Esoteric Assets during the period from the Effective Date to June 1, 2003 for a Purchase Price not to exceed the then current Esoteric Asset Maximum Purchase Price in the aggregate for all Esoteric Assets. In any event, Buyer shall confirm the terms of each Transaction by issuing a written confirmation to Seller promptly after the parties enter into such Transaction in the form of Exhibit I attached hereto (a "Confirmation"). Such Confirmation and Transaction Request shall each describe the Purchased Eligible Assets, identify Buyer and Seller and set forth
(i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the applicable Collateral Amount Percentages with respect to such Eligible Assets and (v) in the case of the Confirmation, additional terms or conditions not inconsistent with this Agreement. Seller shall, subject to the provisions of subsection (c) below, sign the Confirmation and promptly return it to Buyer. The Purchase Price for any Transactions shall exceed $1,000,000. Each Transaction hereunder involving Esoteric Assets (an "Esoteric Asset Transaction") will include only Esoteric Assets (except to the extent provided for Additional Eligible Assets in Section 4(a)) and will be considered a separate Transaction from any others then outstanding involving other Eligible Assets.

         b. Any Confirmation by Buyer shall be deemed to have been received by Seller on the date actually received by Seller.

         c. Each Confirmation, together with this Agreement, shall be conclusive evidence of the terms of the Transaction(s) covered thereby unless objected to in writing by Seller no more than two (2) Business Days after the date the Confirmation was received by Seller or unless a corrected Confirmation is sent by Buyer. An objection sent by Seller must state specifically that such writing is an objection, must specify the provision(s) being objected to by Seller, must set forth such provision(s) in the manner that Seller believes they should be stated, and must be received by Buyer no more than two (2) Business Days after the Confirmation was received by Seller.

         d. In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller by telephone or otherwise (confirmed by fax), no later than 1:00 p.m. (New York City time) on the Business Day prior to the day on which such termination will be effective.

         e. On the Repurchase Date, termination of the Transaction will be effected by transfer to Seller or its designee of the Purchased Eligible Assets (and any Income in respect thereof received by Buyer not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Section 5) against the simultaneous transfer of the Repurchase Price to an account of Buyer. Seller is obligated to obtain the Loan Files related to the Transaction from Buyer or its designee (except for those held in trust by Seller in accordance with Section 7(h) hereof) at Seller's expense on the Repurchase Date.

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


         f. With respect to all Transactions hereunder, the aggregate Purchase Price for all Purchased Eligible Assets at any one time subject to the outstanding Transactions shall not exceed $1,200,000,000; provided, however, that the aggregate Purchase Price for all Home Equity Loans subject to Transactions hereunder shall not exceed $750,000,000; the aggregate Purchase Price for all Wet High LTV Home Equity Loans, Wet Home Equity Loans, Wet Home Improvement Loans and Wet Manufactured Housing Contracts subject to Transactions hereunder shall not exceed the lesser of (x) $150,000,000 and (y) 30% of the aggregate outstanding Repurchase Price for all Transactions hereunder; the aggregate Purchase Price for all Insured Home Improvement Loans subject to Transactions hereunder shall not exceed $750,000,000; the aggregate Purchase Price for all Uninsured Home Improvement Loans subject to Transactions hereunder shall not exceed $300,000,000; the aggregate Purchase Price for all Manufactured Housing Contracts subject to Transactions hereunder shall not exceed $500,000,000; the aggregate Purchase Price for all High LTV Home Equity Loans subject to Transactions hereunder shall not exceed the lesser of (x) $150,000,000 and (y) 20% of the aggregate outstanding Repurchase Price for all Transactions hereunder; and the aggregate Purchase Price for all Esoteric Assets subject to Transactions hereunder shall not exceed $90,600,000 subject to the Esoteric Asset Maximum Purchase Price.

         g. At least two Business Days prior to any Purchase Date or any substitution of Eligible Assets pursuant to Section 9, Seller shall deliver to Buyer via electronic modem or computer tape the information related to the Eligible Assets to be so purchased or substituted. In the case of each Transaction, the portion of the Repurchase Price allocable to Esoteric Assets may be prepaid by Seller on any Business Day prior to the Repurchase Date set forth in the related Confirmation, upon 5 days' prior notice to Buyer.

         h. Seller shall use commercially reasonable efforts to obtain other committed warehouse facilities of equal aggregate size and containing terms and conditions similar to those in this Agreement.

4.       COLLATERAL AMOUNT MAINTENANCE

         a. If at any time the aggregate Market Value of all Purchased Eligible Assets subject to all Transactions is less than the aggregate Collateral Amount for all such Transactions (a "Collateral Deficit"), then Buyer may by notice to Seller require Seller to transfer to Buyer or its designee (including the Custodian) Eligible Assets ("Additional Eligible Assets") or cash, so that the cash and aggregate Market Value of the Purchased Eligible Assets, including any such Additional Eligible Assets, will thereupon equal or exceed the aggregate Collateral Amount. In addition, a Collateral Deficit will exist at any time to the extent that the Market Value of all Esoteric Assets subject to Transactions is less than the aggregate Collateral Amount attributable to such Esoteric Assets and in such event Buyer may by notice to Seller require Seller to transfer to Buyer or its designee (including the Custodian) Additional Eligible Assets or cash, so that the cash and aggregate Market Value of the Esoteric Assets , plus any such Additional Eligible Assets, will thereupon equal or exceed the aggregate Collateral Amount attributable to such Esoteric Assets.

         b. Notice required pursuant to subsection (a) above may be given by any means of telecopier or telegraphic transmission. A notice for the payment or

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

delivery in respect of a Collateral Deficit received before 9:00 a.m. on a Business Day, local time of the party receiving the notice, must be met not later than 5:00 p.m. on the same Business Day, local time of the party receiving the notice. Any notice given on a Business Day after 9:00 a.m., local time of the party receiving the notice, shall be met not later than 2:00 p.m. (New York time) on the next Business Day. The failure of Buyer, on any one or more occasions, to exercise its rights under subsection (a) of this Section shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of Buyer to do so at a later date. Buyer and Seller agree that a failure or delay to exercise its rights under subsection (a) of this Section shall not limit Buyer's rights under this Agreement or otherwise existing by law or in any way create additional rights for Seller.

         c. In the event that Seller fails to comply with the provisions of this
Section 4, Buyer shall not enter into any additional Transactions hereunder after the date of such failure.

5.       INCOME PAYMENTS

         a. Where a particular Transaction's term extends over an Income payment date on the Purchased Eligible Assets subject to that Transaction such Income shall be the property of Buyer. Notwithstanding the foregoing, Seller shall be entitled to all Income with respect to Purchased Eligible Assets subject to Transactions; provided, that, at any time at the instruction of Buyer including upon the occurrence and continuance of an Event of Default, all Income with respect to Purchased Eligible Assets subject to Transactions shall be held in a segregated account established by the Custodian, or any other financial institution selected by Buyer, for the benefit of Buyer and shall be distributed to pay the Repurchase Price and other amounts due under this Agreement in the manner provided by Buyer. In addition, Seller shall within 60 days cause the certificates evidencing the Floor Plan Assets and the Vehicle Leases to be registered in the name of Buyer or its nominee and shall instruct the trustee or other paying agent to make all payments thereon to a segregated account established by the Custodian, or any other financial institution acceptable to Buyer, which account shall be under the control of Seller provided that Seller and Buyer shall enter into a customary control or blocked account agreement with the institution maintaining the account sufficient to provide Buyer with a perfected security interest therein.

         b. Notwithstanding that Buyer and Seller intend that the Transactions hereunder be sales to Buyer of the Purchased Eligible Assets, Seller shall pay by wire transfer to Buyer the accreted value of the Price Differential (less any amount of such Price Differential previously paid by Seller to Buyer)(each such payment, a "Periodic Payment") on the Repurchase Date. The Price Differential shall accrue, be calculated and be compounded on a daily basis for each Purchased Eligible Asset.

         c. Buyer shall offset against the Repurchase Price of each such Transaction all Income and Periodic Payments actually received by Buyer pursuant to Sections 5(a) and (b), respectively.

         On the Repurchase Date for each Esoteric Asset Transaction, Seller shall be required to repay in cash that portion of the Repurchase Price representing the excess of such Repurchase Price over the then current Esoteric Asset Maximum Purchase Price, and in no event will the amount represented by such excess be rolled into new Transactions. In addition, and without in any way derogating from Seller's obligation to pay such amounts, commencing on October 1, 2002, all Income on the Esoteric Assets shall be applied to pay down the Repurchase Price of the outstanding Esoteric Asset Transactions as they become due and the Purchase Price applicable to the following rolled Transaction will be reduced by the amount of such paydown. Further, if at any time Seller desires to sell any Esoteric Assets to a third party it shall, as a condition to the release of such assets by Buyer, (x) if such sale occurs prior to October 1, 2002, pay down the portion of the Repurchase Price applicable to such assets in full so that after giving effect to such payment, the Market Value of the remaining Esoteric Assets subject to Transactions equals the Collateral Amount attributable thereto, or (y) if such sale occurs on or after October 1, 2002, it shall pay down the portion of the Repurchase Price equal to the greater of the amount set for in (x) and the net proceeds of such sale, and in either event the Purchase Price applicable to the following rolled Transaction will be reduced by the amount of such paydown. For clarity, in no event will the Purchase Price applicable to any Transaction exceed the amount determined by operation of the proviso in the definition of Purchase Price hereunder, applied to various asset classes included therein.

6.       SECURITY INTEREST

         a. Buyer and Seller intend that the Transactions hereunder be sales to Buyer of the Purchased Eligible Assets and not loans from Buyer to Seller secured by the Purchased Eligible Assets. However, in order to preserve Buyer's rights under this Agreement in the event that a court or other forum recharacterizes the Transactions hereunder as loans, and as security for the performance by Seller of all of Seller's obligations to Buyer under this Agreement and the Transactions entered into pursuant to this Agreement, Seller grants to Buyer a continuing first priority security interest in the Purchased Eligible Assets.

         b. Seller shall pay all fees and expenses associated with perfecting Buyer's security interest in the Purchased Eligible Assets, including, without limitation, the cost of filing financing statements under the UCC and recording assignments of mortgage, as and when required by Buyer in its sole discretion.

         c. At the time Seller purchases a Hedge, Seller and Buyer shall enter into a mutually acceptable agreement, which provides for the pledge and collateral assignment of such Hedge to Buyer and provides for the netting of obligations of Seller by Buyer under the Hedge and this Agreement. Seller covenants to take such further actions as are necessary in order to perfect Buyer's first priority security interest in the Hedges.

7.       PAYMENT, TRANSFER AND CUSTODY

         a. Unless otherwise mutually agreed in writing, all transfers of funds hereunder shall be in immediately available funds.

         b. On or before each Purchase Date, Seller shall deliver or cause to be delivered to Buyer or its designee the Custodial Delivery to the extent provided for in the Custodial Agreement or as otherwise required by Buyer.

         c. On the Purchase Date for each Transaction, ownership of the Purchased Eligible Assets shall be transferred to Buyer or its designee

(including the Custodian) against the simultaneous transfer of the Purchase Price to an account of Seller specified in the Confirmation. Seller, simultaneously with the delivery to Buyer or its designee (including the Custodian) of the Purchased Eligible Assets relating to each Transaction hereby sells, transfers, conveys and assigns to Buyer or its designee (including the Custodian) without recourse, but subject to the terms of this Agreement, all the right, title and interest of Seller in and to the Purchased Eligible Assets together with all right, title and interest in and to the proceeds of any related insurance policies.

         d. In connection with each sale, transfer, conveyance and assignment, on or prior to each Purchase Date with respect to each Eligible Asset, Seller shall deliver or cause to be delivered and released to the Custodian the related Loan File, or shall otherwise provide for the segregation and holding of such Loan File in such manner as Buyer and Seller may agree.

         e. In connection with each securitization or whole loan sale disposition of any Purchased Eligible Assets, the proceeds of such sale shall be used to pay down any outstanding Transactions.

         f. With respect to each Purchased Eligible Asset delivered by Seller to Buyer or its designee (including the Custodian), Seller shall execute an omnibus power of attorney substantially in the form of Exhibit II attached hereto irrevocably appointing Buyer its attorney-in-fact with full power to, in each case to the extent applicable, complete and record the assignment of the Mortgage, complete the endorsement of the Mortgage Note, complete and file UCC financing statements or Vehicle titles or assignments thereof and take such other steps as may be necessary or desirable to enforce Buyer's rights against such Purchased Eligible Assets, the related Loan Files and the Servicing Records.

         g. Buyer shall deposit the Loan Files related to the Purchased Eligible Assets with the Custodian to be maintained in accordance with the Custodial Agreement, except to the extent otherwise agreed to by Buyer.

         h. Any Loan Files not delivered to Buyer or its designee (including the Custodian) are and shall be held in trust by Seller or its designee for the benefit of Buyer as the owner thereof. Seller or its designee shall maintain a copy of the Loan File and the originals of the Loan File not delivered to Buyer or its designee. The possession of the Loan File by Seller or its designee is at the will of Buyer for the sole purpose of servicing the related Purchased Eligible Assets, and such retention and possession by Seller or its designee is in a custodial capacity only. The books and records (including, without limitation, any computer records or tapes) of Seller or its designee shall be marked appropriately to reflect clearly the sale of the related Purchased Eligible Asset to Buyer. Seller or its designee (including the Custodian) shall release its custody of the Loan File only in accordance with written instructions from Buyer, unless such release is required as incidental to the servicing of the Purchased Eligible Assets or is in connection with a repurchase of any Purchased Eligible Asset by Seller.

         i. Buyer shall deliver to the Custodian all Loan Files of the Purchased Eligible Assets.

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

8.       REHYPOTHECATION OR PLEDGE OF PURCHASED ELIGIBLE ASSETS

         Title to all Purchased Eligible Assets shall pass to Buyer and Buyer shall have free and unrestricted use of all Purchased Eligible Assets. Nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Eligible Assets or otherwise pledging, repledging, hypothecating, or rehypothecating the Purchased Eligible Assets, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Eligible Assets to Seller pursuant to Section 3. Nothing contained in this Agreement shall obligate Buyer to segregate any Purchased Eligible Assets delivered to Buyer by Seller.

9.       SUBSTITUTION

         a. Subject to Section 9(b), Seller may, with prior written consent of Buyer, with a copy to Custodian, substitute other Eligible Assets for any Purchased Eligible Assets. Such substitution shall be made by transfer to Buyer or its designee (including the Custodian) of the Loan File of such other Eligible Assets (except to the extent that Buyer otherwise agrees) together with a Custodial Delivery and transfer to Seller or its designee of the Purchased Eligible Assets requested for release. After substitution, the substituted Eligible Assets shall be deemed to be Purchased Eligible Assets subject to the same Transaction as the released Eligible Assets.

         b. Notwithstanding anything to the contrary in this Agreement, Seller may not substitute other Eligible Assets for any Purchased Eligible Assets (i) if after taking into account such substitution, a Collateral Deficit would occur or (ii) such substitution would cause a breach of any provision of this Agreement.

10.      REPRESENTATIONS AND WARRANTIES

         a. Each of Buyer and Seller represents and warrants to the other that
(i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (ii) it will engage in such Transactions as principal; (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf and upon execution this Agreement will create a legal, valid and binding obligation, enforceable in accordance with its terms; (iv) no approval, consent or authorization of the Transactions contemplated by this Agreement from any federal, state, or local regulatory authority having jurisdiction over it is required or, if required, such approval, consent or authorization has been or will, prior to the Purchase Date, be obtained; (v) the execution, delivery, and performance of this Agreement and the Transactions hereunder will not violate any law, regulation, order, judgment, decree, ordinance, charter, by-law, or rule applicable to it or its property or constitute a default (or an event which, with notice or lapse of time, or both would constitute a default) under or result in a breach of any agreement or other instrument by which it is bound or by which any of its assets are affected; (vi) it has received approval and authorization to enter into this Agreement and each and every Transaction actually entered into hereunder pursuant to its internal policies and procedures; and (vii) neither this Agreement nor any Transaction pursuant hereto are entered into in contemplation of insolvency or with intent to hinder, delay or defraud any creditor.

         b. Seller represents and warrants to Buyer that as of the Purchase Date for the purchase of any Purchased Eligible Assets by Buyer from Seller and as of the date of this Agreement and any Transaction hereunder and at all times while this Agreement and any Transaction hereunder is in full force and effect:

               i. Organization. Seller is duly organized, validly existing and in good standing under the laws and regulations of the state of Minnesota and Seller, or a servicer on Seller's behalf, is duly licensed, qualified, and in good standing in every state where Seller transacts business and in any state where any mortgaged property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by Seller therein.

               ii. No Litigation. There is no action, suit, proceeding, arbitration or investigation pending or threatened against Seller which, either in any one instance or in the aggregate, may result in any Material Adverse Change with respect to Seller, or in any material impairment of the right or ability of Seller to carry on its business substantially as now conducted, or in any material liability on the part of Seller, or which if adversely determined would affect the validity of this Agreement or any of the Purchased Eligible Assets or of any action taken or to be taken in connection with the obligations of Seller contemplated herein, or which would be likely to impair materially the ability of Seller to perform under the terms of this Agreement;

               iii. No Broker. Seller has not dealt with any broker, investment banker, agent, or other person, except for Buyer, who may be entitled to any commission or compensation in connection with the sale of Purchased Eligible Assets pursuant to this Agreement;

               iv. Good Title to Collateral. Purchased Eligible Assets shall be free and clear of any lien, encumbrance or impediment to transfer, and Seller has good, valid and marketable title and the right to sell and transfer such Purchased Eligible Assets to Buyer; provided, that Vehicle Leases may be held as Purchased Eligible Assets in the form of units of beneficial interest in a titling trust.

               v. Delivery of Loan File. With respect to each Purchased Eligible Asset, the Loan File and any other documents required to be delivered under this Agreement and the Custodial Agreement have been delivered to the Custodian. Seller or its designee is in possession of a complete, true and accurate Loan File with respect to the Purchased Eligible Assets, except for such documents the originals of which have been delivered to the Custodian.

               vi. Selection Process. The Purchased Eligible Assets were selected from among the outstanding assets in Seller's portfolio as to which the representations and warranties set forth in this Agreement could be made and such selection was not made in a manner so as to affect adversely the interests of Buyer.

               vii. Approved Seller. Seller is a HUD approved Seller. There has been no material detrimental finding in a HUD or other investigation of Seller;

               viii. No Untrue Statements. Neither this Agreement nor any written statement made, or any report or other document issued or delivered or to be issued or delivered by Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained herein or therein not misleading;

               ix. Origination Practices. The origination practices with respect to each Eligible Asset (i) have been and are in all respects legal and proper in the mortgage origination business and consumer finance business and (ii) are in accordance with the underwriting guidelines previously supplied and approved by Buyer;

               x. Performance of Agreement. Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement on its part to be performed;

               xi. Seller Not Insolvent. Seller is not, and with the passage of time does not expect to become, insolvent; and

               xii. No Event of Default. No Event of Default has occurred and is continuing hereunder.

         c. Seller represents and warrants to Buyer that each Purchased Eligible Asset sold hereunder and each pool of Purchased Eligible Assets sold in a Transaction hereunder, as of the related Purchase Date conform to the representations and warranties set forth in Exhibit IV, V, VI, VII, VIII or IX attached hereto, as applicable, and that each Eligible Asset delivered hereunder as Additional Eligible Assets or Substituted Eligible Assets, as of the date of such delivery, conforms to the representations and warranties set forth in
Exhibit IV, V, VI, VII, VIII or IX attached hereto, as applicable. Seller further represents and warrants to Buyer that, as of the first Business Day of each month, the Computer Tape with respect to each Purchased Eligible Asset is complete, true and correct. It is understood and agreed that the representations and warranties set forth in Exhibit IV, V, VI, VII, VIII or IX attached hereto shall survive delivery of the respective Loan File to Buyer or its designee (including the Custodian).

         d. On the Purchase Date for any Transaction, Buyer and Seller shall each be deemed to have made all the foregoing representations with respect to itself as of such Purchase Date.

11.      NEGATIVE COVENANTS OF SELLER

         On and as of the date of this Agreement and each Purchase Date and until this Agreement is no longer in force with respect to any Transaction, Seller covenants that it will not:

         a. take any action which would directly or indirectly impair or adversely affect Buyer's title to or the value of the Purchased Eligible Assets;

         b. pledge, assign, convey, grant, bargain, sell, set over, deliver or otherwise transfer any interest in the Purchased Eligible Assets to any person not a party to this Agreement nor will Seller create, incur or permit to exist any lien, encumbrance or security interest in or on the Purchased Eligible Assets except as described in Section 6 of this Agreement;

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


         c. amend, alter, modify or change in any material way its underwriting guidelines without Buyer's consent; or

         d. commence a voluntary bankruptcy proceeding or similar insolvency proceeding under applicable laws, without a unanimous vote of the board of directors of Seller.

12.      AFFIRMATIVE COVENANTS OF SELLER

         For so long as this Agreement is in effect:

         a. Seller covenants that it will promptly notify Buyer of any Material Adverse Change with respect to it or Conseco.

         b. Seller shall provide Buyer with copies of such documentation as Buyer may reasonably request evidencing the truthfulness of the representations set forth in Section 10, including but not limited to resolutions evidencing the approval of this Agreement by Seller's board of directors or loan committee, copies of the minutes of the meetings of Seller's board of directors or loan committee at which this Agreement and the Transactions contemplated by this Agreement were approved, and evidence of Seller's status as an approved Seller/Servicer.

         c. Seller shall, at Buyer's request, take all action necessary to ensure that Buyer will have a first priority security interest in the Purchased Eligible Assets, including, among other things, filing such UCC financing statements, mortgages or other instruments as Buyer may reasonably request.

         d. Seller covenants that it will not create, incur or permit to exist any lien, encumbrance or security interest in or on any of the Purchased Eligible Assets without the prior express written consent of Buyer.

         e. Seller shall notify Buyer no later than one (1) Business Day after obtaining actual knowledge thereof, if any event has occurred that constitutes an Event of Default with respect to Seller or any event that with the giving of notice or lapse of time, or both, would become an Event of Default with respect to Seller.

         f. Seller covenants to provide Buyer with a copy of any material changes to Seller's underwriting guidelines prior to the effectiveness of any such change.

         g. Seller covenants, upon the reasonable request of Buyer after the occurrence of a Collateral Deficit, to enter into Hedges in order to protect adequately, in the reasonable judgment against interest rate risks.

         h. Seller covenants to provide Buyer on the 15th day of each month with respect to Purchased Eligible Assets, either by direct modem electronic transmission or via a computer diskette, the Computer Tape with respect to all Purchased Eligible Assets then subject to Transactions.

         i. Seller covenants to provide Buyer with the following financial and reporting information: upon request, within 30 days, copies of all proxy statements, financial statements, and reports which Seller or Conseco sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements under the Securities Act of 1933, as amended, which it files with the Securities and Exchange Commission or any government authority which may be substituted therefor, or with any national securities exchange.

         j. Seller shall do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction and maintain all requisite authority to conduct its business in each jurisdiction in which Seller conducts business.

         k. So long as Buyer shall be committed to buy Eligible Assets hereunder, Conseco, on a consolidated basis with its subsidiaries, shall:

               i. at all times commencing March 31, 2002 maintain an Adjusted Tangible Net Worth of at least $1,500,000,000;

               ii. commencing March 31, 2002, for the twelve-month period ending on the last day of each fiscal quarter, maintain a Fixed Charge Coverage Ratio of not less than 1.0:1.0;

               iii. at all times commencing March 31, 2002 maintain a ratio of GAAP Net Worth to Total Managed Receivables of not less than 4:100;

               iv. for each fiscal quarter commencing with the fiscal quarter beginning January 1, 2002 maintain a ratio of Non-Warehouse Debt to GAAP Net Worth of not more than 1.0:2.0;

               v. for the twelve-month period ending on the last day of each fiscal quarter commencing March 31, 2002, maintain positive Operating Cash Flow; and

               vi. at all times commencing March 31, 2002 maintain Liquidity of at least (i) $50,000,000 until September 30, 2002, (ii) $75,000,000 from October 1, 2002 to June 30, 2003 and (iii) $100,000,000 from and after July 1, 2003.

               For purposes of this clause (k):

         "Adjusted Tangible Net Worth" means, at any date, the sum of (a) GAAP Net Worth plus (b) the amount of intercompany indebtedness converted to Preferred Stock (to the extent such Preferred Stock is not included in GAAP Net Worth), plus (c) writedowns of Conseco and its subsidiaries, of all IOs, capitalized servicing rights and other retained interests (i.e. "B-2s") from securitizations in an aggregate amount over all periods commencing on January 1, 2002 not to exceed $150,000,000, plus (d) realized losses from discontinued operations relating to floor plan financing, aircraft financing, vehicle leasing, manufactured housing communities and other operations relating to business units involved in the origination of the Esoteric Assets in an aggregate amount over all periods commencing on January 1, 2002 not to exceed $125,000,000 minus (e) any indebtedness owing to Conseco or any of its subsidiaries by Conseco, Inc., or any subsidiary thereof as of such date, minus
(f) any amount that would be included on the consolidated balance sheet of Conseco as goodwill and deferred charges in accordance with GAAP.

         "Cash Equivalents" means (a) securities issued or fully guaranteed or insured by the United States government or any agency thereof, (b) certificates of deposit, eurodollar time deposits, overnight bank deposits and bankers' acceptances of any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations) which, at the time of acquisition, are rated at least "A-1" by Standard & Poor's Rating Services ("S&P") or "P-1" by Moody's Investors Services, Inc. ("Moody's"), (c) commercial paper of an issuer rated at least "A-1" by S&P or "P-1" by Moody's, and (d) shares of any money market fund that (i) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (a) through (c) above, (ii) has net assets of not less than $500,000,000 and (iii) is rated at least "A-1" by S&P or "P-1" by Moody's; provided, however, that the maturities of all obligations of the type specified in clauses (a) through (c) above shall not exceed 180 days.

         "Fixed Charge Coverage Ratio" means, for any period, the ratio of (a) Pre Tax Operating Income for such period to (b) Interest Expense for such period.

         "GAAP Net Worth" means, at any date, the stockholders' equity that would be reflected on a consolidated balance sheet of Conseco and its subsidiaries at such date prepared in accordance with GAAP, inclusive of Preferred Stock, to the extent such Preferred Stock is not included in stockholders' equity in accordance with GAAP.

         "Interest Expense" means, for any period, all interest paid or accrued during such period by Conseco and its subsidiaries on a consolidated basis, determined in accordance with GAAP.

         "IOs" means interest only securities.

         "Liquidity" means, on any date, the sum of Unrestricted Cash and Cash Equivalents plus the aggregate amount available to be drawn under all committed and uncommitted facilities to which Conseco, Green Tree Residual, Seller or any other Affiliate is a party. With respect to warehouse facilities, the aggregate amount available shall be calculated on the basis of eligible excess collateral pledged to the lender thereunder multiplied by the advance rate applied by such lender to such collateral). For purposes hereof, Liquidity shall be calculated as of any date by determining the average of Unrestricted Cash, Cash Equivalents and other such available amounts for the 30-day period ending on and including such date.

         "Net Income" means, for any period, with respect to Conseco and its subsidiaries on a consolidated basis (other than any subsidiary which is prohibited from declaring or paying dividends or otherwise advancing funds to its parent whether by contract or otherwise), cumulative net income earned during such period as determined in accordance with GAAP.

         "Non-Warehouse Debt" means, at any time, all indebtedness of Conseco for borrowed money (including without limitation all liabilities in respect of deposit products, notes payable, note payables to Conseco (net of receivables due from Conseco), bonds and other indebtedness) less the sum of Unrestricted Cash and Cash Equivalents at such time plus the book value of all finance receivables and plus 85% of servicing advance receivables.

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


         "Operating Cash Flow" means, for any period, cash flow from the operations of Conseco for such period (as reported under "Cash Flow From Operations" in Conseco's statements of cash flow filed with the Securities and Exchange Commission) for such period.

         "Pre Tax Operating Income" means, for any period, Net Income for such period, plus (a) income and franchise taxes paid or accrued during such period,
(b) Interest Expense, (c) losses derived from discontinued operations relating to floor plan financing, aircraft financing, vehicle leasing, manufactured housing communities and other operations relating to business units involved in the origination of the Esoteric Assets in an aggregate amount over all periods commencing on January 1, 2002 of Conseco and its subsidiaries during such period not to exceed $125,000,000 (d) losses of Conseco and its subsidiaries in an amount with respect to write-downs of IOs and capitalized servicing rights of Conseco and its subsidiaries not to exceed $450,000,000 for the quarter ended March 31, 2002, $450,000,000 for the quarter ended June 30, 2002, and $225,000,000 on a four quarter rolling basis thereafter, (e) losses of Conseco and its subsidiaries in an amount with respect to write-downs of other retained interests from securitizations (i.e., "B-2s") in the aggregate over all periods commencing on January 1, 2002 not to exceed $25,000,000 and (f) minus income derived from discontinued operations of Conseco and its subsidiaries during such period and minus extraordinary gains and non-recurring gains of Conseco and its subsidiaries.

         "Total Managed Receivables" means, for any period, the "averaged managed receivables", as such term is reported in the related filing with the Securities and Exchange Commission for such period.

         "Unrestricted Cash" means, at any date, all available cash on deposit in bank accounts of Conseco, provided the accounts into which such cash is deposited are not subject to any lien, security interest or control agreement or otherwise encumbered (excluding customary rights of set-off) or restricted in any way. No new borrowings after September 22, 2000 from Conseco, Inc. or its subsidiaries shall constitute Unrestricted Cash other than the amounts not to exceed $200,000,000 in the aggregate received pursuant to subsections (a)(i)(x) and (a)(ii) of Section 4.09 of the Five-Year Credit Agreement as in effect on September 22, 2000.

         Prior to March 31, 2002, the financial covenants in effect immediately prior to the Effective Date shall continue in effect.

13.      EVENTS OF DEFAULT

         a. If any of the following events (each an "Event of Default") occur, Buyer shall have the rights set forth in Section 14, as applicable:

               i. Seller fails to satisfy or perform any material obligation or covenant under this Agreement;

               ii. An Act of Insolvency occurs with respect to Seller or Conseco;

               iii. Any representation made by Seller shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated;
                                       22

               iv. Seller shall admit its inability to, or its intention not to, perform any of its obligations hereunder;

               v. Any governmental, regulatory, or self-regulatory authority takes any action to remove, limit, restrict, suspend or terminate the rights, privileges, or operations of Seller or Conseco, including suspension as an issuer, lender or seller/servicer of mortgage loans or loans arising under consumer finance contracts, which suspension has a material adverse effect on the ordinary business operations of Seller or Conseco, and which continues for more than 24 hours;

               vi. Seller dissolves, merges or consolidates with another entity (unless (A) it is the surviving party or (B) the entity into which it merges has equity and a market value of at least that of Seller immediately prior to such merger and such entity expressly assumes the obligations of Seller at the time of such merger), or sells, transfers, or otherwise disposes of a material portion of its business or assets;

               vii. Buyer, in its good faith judgment, believes that there has been a Material Adverse Change with respect to Seller or Conseco or that Seller will not meet any of its obligations under any Transaction pursuant to this Agreement, or any other agreement between the parties;

               viii. Seller or Conseco is in default under any other agreement to which it is a party, provided, however, such a default shall not constitute an Event of Default if the exercise of such remedies as are available to Seller's or Conseco's counterparty with respect to such default would not result in a Material Adverse Change with respect to Seller or Conseco, as applicable;

               ix. A final judgment by any competent court in the United States of America for the payment of money in an amount of at least $1,000,000 is rendered against Seller, and the same remains undischarged or unpaid for a period of sixty (60) days during which execution of such judgment is not effectively stayed;

               x. This Agreement shall for any reason cease to create a valid, first priority security interest in any of the Purchased Eligible Assets purported to be covered hereby;

               xi. A Collateral Deficit occurs with respect to Seller, and is not eliminated within the time period specified in Section 4(b);

               xii. An "event of default" has occurred pursuant to the New Bank Facility Documents (as defined in the Umbrella Agreement) or a Hedge or the Residual Facility Documents (as defined in the Umbrella Agreement) or any party to the Umbrella Agreement (Other than Lehman Brothers Holdings Inc.) shall fail to comply with any terms, covenants or agreements contained in the Umbrella Agreement on its part to be performed or observed, or any representation or warranty made under or in connection with the Umbrella Agreement shall be incorrect in any material respect when made;

               xiii. (A) the Guaranty, dated as of September 22, 2000, made by CIHC, Incorporated for the benefit of Buyer shall cease to be valid, binding and enforceable or CIHC, Incorporated or Conseco, Inc. or any subsidiary thereof shall so state in writing or (B) any "Subordinated Obligations" under and as defined in such guaranty shall cease, for any reason, to be validly subordinated to the obligations of CIHC under such guaranty as provided in the relevant provisions thereof of CIHC, Incorporated or Conseco, Inc. or any subsidiary thereof shall so state in writing; or

               xiv. Conseco, Inc. or Conseco shall enter into any agreement that prohibits, restricts or imposes additional conditions to, or otherwise modifies in any manner adverse to Lehman Brothers Holdings Inc. or any of its direct or indirect subsidiaries, the terms as in effect as of September 22, 2000 permitting Conseco, Inc. or any of its subsidiaries to made any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase of any capital stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or any other investment in, Conseco or any of its subsidiaries.

         b. In making a determination as to whether an Event of Default has occurred, Buyer shall be entitled to rely on reports published or broadcast by media sources believed by such party to be generally reliable and on information provided to it by any other sources believed by it to be generally reliable, provided that such party reasonably and in good faith believes such information to be accurate and has taken such steps as may be reasonable in the circumstances to attempt to verify such information.

14.      REMEDIES

         a. If an Event of Default occurs with respect to Seller, the following rights and remedies are available to Buyer:

               i. At the option of Buyer, exercised by written notice to Seller (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall be deemed immediately to occur.

               ii. If Buyer exercises or is deemed to have exercised the option referred to in subsection (a)(i) of this Section,

                    (A) Seller's obligations hereunder to repurchase all
               Purchased Eligible Assets in such Transactions shall thereupon become immediately due and payable,

                    (B) to the extent permitted by applicable law, the
               Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of, on a 360 day per year basis for the actual number of days during the period from and including the date of the exercise or deemed exercise of such option to but excluding the date of payment of the Repurchase Price as so increased, (x) the greater of the Prime Rate or the Pricing Rate for each such Transaction to (y) the Repurchase Price for such Transaction as of the

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

               Repurchase Date as determined pursuant to subsection (a)(i) of this Section (decreased as of any day by (I) any amounts actually in the possession of Buyer pursuant to clause (C) of this subsection, (II) any proceeds from the sale of Purchased Eligible Assets applied to the Repurchase Price pursuant to subsection
               (a)(xii) of this Section, and (III) any amounts applied to the Repurchase Price pursuant to subsection (a)(iii) of this Section), and

                    (C) all Income actually received by Buyer or its designee
               (including the Custodian) pursuant to Section 5 shall be applied to the aggregate unpaid Repurchase Price owed by Seller.

               iii. After one Business Day's notice to Seller (which notice need not be given if an Act of Insolvency shall have occurred, and which may be the notice given under subsection (a)(i) of this Section), Buyer may
         (A) immediately sell, without notice or demand of any kind, at a public or private sale and at such price or prices Buyer may reasonably deem satisfactory any or all Purchased Eligible Assets subject to a Transaction hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Eligible Assets, to give Seller credit for such Purchased Eligible Assets in an amount equal to the Market Value of the Purchased Eligible Assets, and apply such amount, first, against the aggregate unpaid Repurchase Price and any other amounts owing by Seller hereunder and, second, against the other outstanding Indebtedness in such order as Buyer may elect. The proceeds of any disposition of Purchased Eligible Assets shall be applied first to the costs and expenses incurred by Buyer in connection with Seller's default; second to consequential damages, including but not limited to costs of cover and/or related hedging transactions; third to the aggregate unpaid Repurchase Price for all Transactions hereunder; and fourth to the payment of the other outstanding Indebtedness in such order as Buyer may elect.

               iv. The parties recognize that it may not be possible to purchase or sell all of the Purchased Eligible Assets on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Purchased Eligible Assets may not be liquid. In view of the nature of the Purchased Eligible Assets, the parties agree that liquidation of a Transaction or the underlying Purchased Eligible Assets does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, Buyer may elect, in its sole discretion, the time and manner of liquidating any Purchased Eligible Asset and nothing contained herein shall (A) obligate Buyer to liquidate any Purchased Eligible Asset on the occurrence of an Event of Default or to liquidate all Purchased Eligible Assets in the same manner or on the same Business Day or (B) constitute a waiver of any right or remedy of Buyer. However, in recognition of the parties' agreement that the Transactions hereunder have been entered into in consideration of and in reliance upon the fact that all Transactions hereunder constitute a single business and contractual relationship and that each Transaction has been entered into in consideration of the other Transactions, the parties further agree that Buyer shall use its best efforts to liquidate all Transactions hereunder upon the occurrence of an Event of Default as quickly as is prudently possible in the reasonable judgment of Buyer.

               v. Buyer shall, without regard to the adequacy of the security for Seller's obligations under this Agreement, be entitled to the appointment of a receiver by any court having jurisdiction, without notice, to take possession of and protect, collect, manage, liquidate, and sell the Purchased Eligible Assets or any portion thereof, and collect the payments due with respect to the Purchased Eligible Assets or any portion thereof. Seller shall pay all costs and expenses incurred by Buyer in connection with the appointment and activities of such receiver.

               vi. Seller agrees that Buyer may obtain an injunction or an order of specific performance to compel Seller to fulfill its obligations as set forth in Section 25, if Seller fails or refuses to perform its obligations as set forth therein.

               vii. Seller shall be liable to Buyer for the amount of all expenses, reasonably incurred by Buyer in connection with or as a consequence of an Event of Default, including, without limitation, reasonable legal fees and expenses and reasonable costs incurred in connection with hedging or covering transactions.

               viii. Buyer shall have all the rights and remedies provided herein, provided by applicable federal, state, foreign, and local laws (including, without limitation, the rights and remedies of a secured party under the UCC of the State of New York, to the extent that the UCC is applicable, and the right to offset any mutual debt and claim), in equity, and under any other agreement between Buyer and Seller.

               ix. Buyer may exercise one or more of the remedies available to Buyer immediately upon the occurrence of an Event of Default and, except to the extent provided in subsections (a)(i) and (iii) of this Section, at any time thereafter without notice to Seller. All rights and remedies arising under this Agreement as amended from time to time hereunder are cumulative and not exclusive of any other rights or remedies which Buyer may have.

               x. In addition to its rights hereunder, Buyer shall have the right to proceed against any assets of Seller which may be in the possession of Buyer or its designee (including the Custodian) including the right to liquidate such assets and to set off the proceeds against monies owed by Seller to Buyer pursuant to this Agreement. Buyer may set off cash, the proceeds of the liquidation of the Purchased Eligible Assets, and all other sums or obligations owed by Seller to Buyer against all of Seller's obligations to Buyer, whether under this Agreement, under a Transaction, or under any other agreement between the parties, or otherwise, whether or not such obligations are then due, without prejudice to Buyer's right to recover any deficiency. Any cash, proceeds, or property in excess of any amounts due, or which Buyer reasonably believes may become due, to it from Seller shall be returned to Seller after satisfaction of all obligations of Seller to Buyer.

               xi. Buyer may enforce its rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives any defenses Seller might otherwise have to require Buyer to enforce its rights by judicial process. Seller also waives any defense Seller might otherwise have arising from the use of nonjudicial process, enforcement and sale of all or any portion of the Purchased Eligible

         Assets, or from any other election of remedies. Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

               xii. Buyer and Seller hereby agree that sales of the Purchased Eligible Assets shall be deemed to include and permit the sales of Purchased Eligible Assets pursuant to a securities offering.

               xiii. Notwithstanding the foregoing remedies, if the Event of Default (other than an Event of Default under Section 13(a)(xi)) arises from a breach of any representation or warranty set forth in Sections 10(b)(iii), (v) or (ix) or in Exhibit IV, V, VI, VII, VIII or IX attached hereto with respect to a Purchased Eligible Asset, then Seller may elect, subject to Buyer's written consent (which consent shall not be unreasonably withheld or delayed), to cure such default by repurchasing such Eligible Asset or substituting for such Eligible Asset within two (2) Business Days of such Event of Default, provided, however, that Seller shall not have the right to make the foregoing election if such breach causes a default with respect to Eligible Assets that in the aggregate represent ten percent (10%) or more of the aggregate Purchase Price of all Purchased Eligible Assets subject to then outstanding Transactions. The repurchase price for any such repurchase shall be the outstanding Repurchase Price of such Eligible Asset. Any such substitution shall be performed in accordance with
         Section 9 of this Agreement.

               xiv. At the option of Buyer, exercised by written notice to Seller (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency with respect to Seller or Conseco) declare that all or a portion of the commitments hereunder be terminated, whereupon the obligation of Buyer to purchase Eligible Assets shall immediately terminate in whole or in part, as the case may be.

15.      ADDITIONAL CONDITION

         Seller shall, on the date of the initial Transaction hereunder and, upon the request of Buyer (but no more than once in any calendar year), on the date of any subsequent Transaction, cause to be delivered to Buyer, with reliance thereon permitted as to any Person that purchases the Purchased Eligible Assets from Buyer in a repurchase transaction, a favorable opinion or opinions of counsel with respect to the matters set forth in Exhibit III attached hereto.

         Additionally, prior to entering into the initial Transaction under this Agreement, Seller shall cause Conseco to have executed and delivered the Limited Guaranty.

16.      SINGLE AGREEMENT

         Buyer and Seller acknowledge that, and have entered hereunto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and that each has been entered into in consideration of the other Transactions. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries, and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries, and other transfers may be applied against each other and netted; provided, however, that the parties hereto acknowledge and agree that each Purchased Eligible Asset is identified and unique and nothing in this Agreement should limit or reduce Buyer's obligation to deliver the Purchased Eligible Assets to Seller as and when provided herein.

17.      NOTICES AND OTHER COMMUNICATIONS

         Unless another address is specified in writing by the respective party to whom any written notice or other communication is to be given hereunder, all such notices or communications shall be in writing or confirmed in writing and delivered at the respective addresses set forth in the Confirmation.

18.      ENTIRE AGREEMENT; SEVERABILITY

         This Agreement together with the applicable Confirmation constitutes the entire understanding between Buyer and Seller with respect to the subject matter it covers and shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions involving Purchased Eligible Assets. By acceptance of this Agreement, Buyer and Seller acknowledge that they have not made, and are not relying upon, any statements, representations, promises or undertakings not contained in this Agreement. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

19.      NON-ASSIGNABILITY

         The rights and obligations of the parties under this Agreement and under any Transaction may be assigned by Lehman Commercial Paper Inc. but shall not be assigned by Green Tree Finance Corp. - Five without the prior written consent of Lehman Commercial Paper Inc. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. Nothing in this Agreement express or implied, shall give to any person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

20.      TERMINABILITY

         This Agreement shall terminate in 180 days unless Buyer and Seller agree to extend this Agreement for a period of 180 days therefrom. Notwithstanding any such termination or the occurrence of an Event of Default, all of the representations and warranties hereunder (including those made in Exhibits IV, V, VI, VII, VIII or IX hereof) shall continue and survive.

21.      GOVERNING LAW

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

22.      CONSENT TO JURISDICTION AND ARBITRATION

         The parties irrevocably agree to submit to the personal jurisdiction of the United States District Court for the Southern District of New York, the parties irrevocably waiving any objection thereto. If, for any reason, federal jurisdiction is not available, and only if federal jurisdiction is not available, the parties irrevocably agree to submit to the personal jurisdiction of the Supreme Court of the State of New York, the parties irrevocably waiving any objection thereto. Notwithstanding the foregoing two sentences, at either party's sole option exercisable at any time not later than thirty (30) days after an action or proceeding has been commenced, the parties agree that the matter may be submitted to binding arbitration in accordance with the commercial rules of the American Arbitration Association then in effect in the State of New York and judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction thereof within the City, County and State of New York; provided, however, that the arbitrator shall not amend, supplement, or reform in any regard this Agreement or the terms of any Confirmation, the rights or obligations of any party hereunder or thereunder, or the enforceability of any of the terms hereof or thereof. Any arbitration shall be conducted before a single arbitrator who shall be reasonably familiar with repurchase transactions and the secondary mortgage market in the City, County, and State of New York.

23.      NO WAIVERS, ETC.

         No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Any such waiver or modification shall be effective only in the specific instance and for the specific purpose for which it was given.

24.      INTENT

         The parties understand and intend that this Agreement and each Transaction hereunder constitute a "repurchase agreement" and a "securities contract" as those terms are defined under the relevant provisions of Title 11 of the United States Code, as amended.

25.      SERVICING

         a. Notwithstanding the purchase and sale of the Purchased Eligible Assets hereby, Seller shall cause Conseco to service the Purchased Eligible Assets for the benefit of Buyer and, if Buyer shall exercise its rights to pledge or hypothecate the Purchased Eligible Asset prior to the related Repurchase Date pursuant to Section 8, Buyer's assigns; provided, however, that the obligations of Seller to service the Purchased Eligible Assets shall cease upon the payment by Seller to Buyer of the Repurchase Price therefor. Seller shall cause Conseco to service the Purchased Eligible Assets in accordance with the servicing standards maintained by other prudent mortgage, consumer finance and commercial lenders with respect to loans and leases similar to the Purchased Eligible Assets.

         b. Seller agrees that Buyer is the owner of all servicing records owned by Seller, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Purchased Eligible Assets (the "Servicing Records"). Seller grants Buyer a security interest in all servicing fees and rights relating to the Eligible Assets and all Servicing Records to secure the obligation of Seller or its designee to service in conformity with this Section and any other obligation of Seller to Buyer. Seller covenants to safeguard such Servicing Records and to deliver them promptly to Buyer or its designee (including the Custodian) at Buyer's request.

         c. Upon the occurrence and continuance of an Event of Default, Buyer may, in its sole discretion, (i) sell its right to the Purchased Eligible Assets on a servicing released basis or (ii) terminate Seller or its nominee as servicer of the Purchased Eligible Assets with or without cause, in each case without payment of any termination fee.

         d. Seller shall not employ sub-servicers to service the Purchased Eligible Assets without the prior approval of Buyer.

         e. Seller shall cause any sub-servicer hereunder to execute a letter agreement with Buyer acknowledging Buyer's security interest and agreeing that, upon notice from Buyer (or the Custodian on its behalf) that an Event of Default has occurred and is continuing hereunder, it shall deposit all Income with respect to the Purchased Eligible Assets in the account specified in the third sentence of Section 5(a).

26.      INDEMNIFICATION

         Seller hereby agrees to indemnify Buyer, Buyer's designees and each of its officers, directors, employees and agents ("Indemnified Parties") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, taxes (other than income taxes of Buyer), fees, costs, expenses (including reasonable attorneys fees and disbursements) or disbursements (all of the foregoing, collectively "Indemnified Amounts") which may at any time (including, without limitation, such time as this Agreement shall no longer be in effect) be imposed on or asserted against any Indemnified Party in any way whatsoever arising out of or in connection with, or relating to, this Agreement, the Custodial Agreement or any other related document or any Transactions thereunder or any action taken or omitted to be taken by Seller or any of its Affiliates under or in connection with any of the foregoing; provided, that Seller shall not be liable for Indemnified Amounts resulting from the gross negligence or willful misconduct of any Indemnified Party.

27.      MISCELLANEOUS

         a. Time is of the essence under this Agreement and all Transactions and all references to a time shall mean New York time in effect on the date of the action unless otherwise expressly stated in this Agreement.

         b. Buyer shall be authorized to accept orders and take any other action affecting any accounts of Seller in response to instructions given in writing or orally by telephone or otherwise by any person with apparent authority to act on behalf of Seller, and Seller shall indemnify Buyer, defend, and hold Buyer harmless from and against any and all liabilities, losses, damages, costs, and expenses of any nature arising out of or in connection with any action taken by Buyer in response to such instructions received or reasonably believed to have been received from Seller.

         c. If there is any conflict between the terms of this Agreement or any Transaction entered into hereunder and the Custodial Agreement, this Agreement shall prevail.

         d. If there is any conflict between the terms of a Confirmation or a corrected Confirmation issued by Buyer and this Agreement, the Confirmation shall prevail.

         e. This Agreement may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         f. Seller agrees to reimburse Buyer for all reasonable costs and expenses of Buyer in connection with this Agreement including, without limitation, (i) the fees, expenses and disbursement of counsel to Buyer, (ii) due diligence expenses and (iii) on-going auditing fees.

         g. The headings in this Agreement are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above.

                                          LEHMAN COMMERCIAL PAPER INC.,
                                              Buyer

                                          By:    /s/ Vincent Primiano
                                                -------------------------------

                                          Title: Senior Vice President
                                                -------------------------------

                                          Date:  1/30/02
                                                -------------------------------




                                          GREEN TREE FINANCE CORP. - FIVE,
                                              Seller

                                          By:    /s/ Charles H. Cremens
                                                -------------------------------

                                          Title: President
                                                -------------------------------

                                          Date:  1/30/02
                                                -------------------------------

EXHIBITS

EXHIBIT I        Confirmation

EXHIBIT II       Form of Power of Attorney

EXHIBIT III      Opinion of Counsel to Seller

EXHIBIT IV       Representations and Warranties Regarding Home Improvement Loans

EXHIBIT V Representations and Warranties Regarding High LTV Home Equity Loans and Home Equity Loans

EXHIBIT VI       Representations and Warranties Regarding Retail Installment
                 Contracts

EXHIBIT VII      Representations and Warranties Regarding Vehicle Leases

EXHIBIT VIII Representations and Warranties Regarding Manufactured Housing Contracts

EXHIBIT IX       Representations and Warranties Regarding Floor Plan Assets

EXHIBIT X        Form of Limited Guaranty

SCHEDULE A       List of Esoteric Assets

                                                                      EXHIBIT I

                           Form of Confirmation Letter
                                                                         (date)

[Green Tree Finance Corp. - Five]


Attention:


Confirmation No.
                -------------------

Ladies/Gentlemen:

         This letter confirms our oral agreement to purchase from you the Eligible Assets listed in Appendix I hereto, pursuant to the Second Amended and Restated Master Repurchase Agreement between us, dated January 30, 2002 (the "Agreement"), as follows:

                  Purchase Date:

                  Eligible Assets to be Purchased: See Appendix I hereto. [Appendix I to Confirmation Letter will list Eligible Assets]

                  Aggregate Principal Amount of Purchased Eligible Assets:

                  Purchase Price:

                  Pricing Rate:

                  Repurchase Date:

                  Repurchase Price:

                  Collateral Amount Percentage with respect to Market Value for Home Equity:

                  Collateral Amount Percentage with respect to Market Value for Insured Home Improvement Loans:

                  Collateral Amount Percentage with respect to Market Value for Uninsured Home Improvement Loans:

                  Collateral Amount Percentage with respect to Market Value for Loans arising under Retail Installment Contracts:

                  Collateral Amount Percentage with respect to Market Value for Manufactured Housing Contracts:

                  Collateral Amount Percentage with respect to Market Value for Vehicle Leases:

                  Names and addresses for communications:

                  Buyer:
                  Lehman Commercial Paper Inc.
                  101 Hudson Street
                  Jersey City, NJ
                  Attention: Richard DePaulis or Chris Czako

                  with a copy to:
                  Lehman Commercial Paper Inc.
                  200 Vesey Street
                  12th Floor New York, New York 10285-0900
                  Attention: Fred Madonna

                  Seller: [Green Tree Finance Corp. - Five]

                  Attention:

                                              LEHMAN COMMERCIAL PAPER INC.,
                                                  Buyer

                                              By:
                                                     ---------------------------

                                              Title:
                                                     ---------------------------

                                              Date:
                                                     ---------------------------

         Seller hereby confirms that all of the representations and warranties contained in the Agreement (including [Exhibit IV, Exhibit V, Exhibit VI,
Exhibit VII, Exhibit VIII and Exhibit IX]) are true and correct as if made as of the date hereof, Seller is not in breach of any covenant contained therein and there exists no Event of Default thereunder.

Agreed and Acknowledged:
Green Tree Finance Corp. - Five
Seller

By:
   ------------------------------------------

Name:
     ----------------------------------------

Title:
      ---------------------------------------

                                                                     EXHIBIT II

                            Form of Power of Attorney

"Know All Men by These Presents, that Green Tree Finance Corp. - Five ("Seller"), does hereby appoint Lehman Commercial Paper Inc. ("Buyer"), its attorney-in-fact to act in Seller's name, place and stead in any way which Seller could do with respect to (i) the completion of the endorsements of the Mortgage Notes and the assignments of Mortgages, (ii) the recordation of the assignments of Mortgages, (iii) the filing, amendment or assignment of UCC financing statements or certificates of title and (iv) the enforcement of Seller's rights under the Purchased Eligible Assets purchased by Buyer pursuant to the Second Amended and Restated Master Repurchase Agreement dated January 30, 2002 between Seller and Buyer and to take such other steps as may be necessary or desirable to enforce Buyer's rights against such Purchased Eligible Assets, the related Loan Files and the Servicing Records to the extent that Seller is permitted by law to act through an agent.

TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND SELLER ON ITS OWN BEHALF AND ON BEHALF OF SELLER'S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

IN WITNESS WHEREOF Seller has caused this Power of Attorney to be executed and
Seller's seal to be affixed this   day of,           , 200   .
                                ---        ----------     ---

Green Tree Finance Corp. - Five

By:
   -------------------------------------------------

Name:
     -----------------------------------------------

Title:
      ----------------------------------------------

[NOTARIZE]

                                                                    EXHIBIT III

                           OPINION OF SELLER'S COUNSEL

1.      CORPORATE EXISTENCE

2.      AUTHORIZATION, EXECUTION AND DELIVERY

3.      ENFORCEABILITY

4.      NO DEFAULTS

5.      NO LITIGATION

6.      COMPLIANCE WITH LAWS

7.      NO CONSENTS/APPROVALS NEEDED

8.      VALIDLY CREATED FIRST PRIORITY PERFECTED SECURITY INTEREST IN COLLATERAL


                                     III-1

                                                                     EXHIBIT IV



                          Representations with respect
                            to Home Improvement Loans

         A. Payments. The scheduled payment of principal and interest due under the Home Improvement Loan was made on or before the Purchase Date by or on behalf of the obligor (without any advance from Seller or any Person acting at the request of Seller) or was not delinquent for more than 30 days after the Purchase Date.

         B. No Waivers. The terms of the Home Improvement Loan have not been waived, altered or modified in any respect, except by instruments or documents identified in the Home Improvement Loan File (as defined in the Custodial Agreement). All costs, fees and expenses incurred in making, closing and perfecting the lien and/or security interest, as applicable, of the Home Improvement Loan have been paid.

         C. Binding Obligation. The Home Improvement Loan is the legal, valid and binding obligation of the obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally. In the case of Home Improvement Loans other than Unsecured Home Improvement Loans, Seller has delivered, or caused to be delivered, to the Custodian the original Mortgage, with evidence of recording thereon, or if the original Mortgage has not yet been returned from the recording office, a true copy of the Mortgage which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Real Property is located.

         D. No Defenses. The Home Improvement Loan is not subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Home Improvement Loan or the exercise of any right thereunder will not render the Home Improvement Loan unenforceable in whole or in part or subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and no such right of rescission, set off, counterclaim or defense has been asserted with respect thereto.

         E. Insurance. In the case of Home Improvement Loans other than Unsecured Home Improvement Loans, all improvements on the related real property are covered by a hazard insurance policy. All premiums due on such insurance have been paid in full.

         Each Insured Home Improvement Loan was originated in compliance with FHA regulations and is insured, without set-off, surcharge or defense, by FHA insurance. Seller has, in conformity with FHA regulations, filed all reports necessary for the Insured Home Improvement Loan to be registered for FHA insurance. Following assignment of the Insured Home Improvement Loan to Custodian, on behalf of the Owners, Custodian will be entitled to the full benefits of the FHA insurance.

         F. Origination. The Home Improvement Loan was originated by a home improvement contractor or Seller in the regular course of its business and, if originated by a home improvement contractor, was purchased by Seller in the regular course of its business.

         G. Lawful Assignment. The Home Improvement Loan was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Home Improvement Loan to Custodian or the ownership of the Home Improvement Loans by the Owner thereof unlawful or make the Home Improvement Loan unenforceable.

         H. Compliance with Law. All requirements of any federal, state or local law, including, without limitation, usury, truth in lending and equal credit opportunity laws and FHA regulations, applicable to the Home Improvement Loan have been complied with and such compliance is not affected by the holding of the Home Improvement Loans by Custodian or the Owner's ownership of the Home Improvement Loans, and Seller shall for at least the period of this Agreement, maintain in its possession, available for Custodian's inspection, and shall deliver to Custodian upon demand, evidence of compliance with all such requirements.

         I. Home Improvement Loan in Force. The Home Improvement Loan has not been satisfied or subordinated (except for such subordination as may be allowed under FHA regulations) in whole or in part or rescinded, and, in the case of Home Improvement Loans other than Unsecured Home Improvement Loans, the real property securing the Home Improvement Loan, as applicable, has not been released from the lien of the Home Improvement Loan in whole or in part.

         J. Valid Lien. The Home Improvement Loan has been duly executed and delivered by the obligor and either the related Mortgage is a valid and subsisting first, second or third lien on the property therein described or the Home Improvement Loan is an unsecured borrowing of the obligor; any related Mortgage has been assigned by Seller to Custodian, and Custodian has and will have, on behalf of the Owners of the Home Improvement Loans, a valid and subsisting lien on the property therein described. Seller has full right to sell and assign the Home Improvement Loans to Custodian.

         K. Capacity of Parties. All parties to the Home Improvement Loan had capacity to execute the Home Improvement Loan.

         L. Good Title. Prior to transfer to Custodian, Seller is the sole owner of the Home Improvement Loan and has the authority to sell, transfer and assign the Home Improvement Loan. Seller has not sold, assigned or pledged the Home Improvement Loan to any Person other than the Custodian.

         M. No Defaults. There was no default, breach, violation or event permitting acceleration existing under the Home Improvement Loan and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Home Improvement Loan. Seller has not waived any such default, breach, violation or event permitting acceleration.

         N. No Liens. In the case of Home Improvement Loans other than Unsecured Home Improvement Loans, there are, to the best of Seller's knowledge, no liens or claims which have been filed for work, labor or materials affecting the real property securing the Home Improvement Loan which are or may be liens prior to, or equal or coordinate with, the lien of the Home Improvement Loan.

         O. Equal Installments. The Home Improvement Loan has a fixed rate and provides for level monthly payments which fully amortize the loan over its term.

         P. Enforceability. The Home Improvement Loan contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security provided thereby.

         Q. One Original. There is only one original executed Home Improvement Loan contract and note, each of which has been delivered to the Custodian.

         R. Primary Resident. At the time of origination of the Home Improvement Loan, the obligor was the primary resident of the related real property.

         S. Qualified Mortgage for REMIC. Each Home Improvement Loan that is secured by a Mortgage on the property described therein is a "qualified mortgage" under Section 860G(a)(3) of the Code.

         T. Proceedings. There is no proceeding pending or, to Seller's knowledge, threatened for the total or partial condemnation of collateral securing a Home Improvement Loan.

         U. Marking Records. Seller has caused the portions of the Electronic Ledger relating to the Mortgage Loans to be clearly and unambiguously marked to indicate that such Home Improvement Loans are owned by Custodian in accordance with the terms of the related Custodial Agreement.

         V. No Adverse Selection. Except for the effect of the representations and warranties made hereunder, no adverse selection procedures have been employed in selecting the Home Improvement Loans.

                                                                      EXHIBIT V

                          Representations with respect
               to High LTV Home Equity Loans and Home Equity Loans

         A. Payments. The scheduled payment of principal and interest due under the High LTV Home Equity Loan or Home Equity Loan was made on or before the Purchase Date by or on behalf of the obligor (without any advance from Seller or any Person acting at the request of Seller) or was not delinquent for more than 30 days after such Purchase Date.

         B. No Waivers. The terms of the High LTV Home Equity Loan or Home Equity Loan have not been waived, altered or modified in any respect, except by instruments or documents identified in the High LTV Home Equity Loan File or Home Equity Loan File, as applicable. All costs, fees and expenses incurred in making, closing and perfecting the lien and/or security interest, as applicable, of the High LTV Home Equity Loan or Home Equity Loan have been paid.

         C. Binding Obligation. The High LTV Home Equity Loan or Home Equity Loan is the legal, valid and binding obligation of the obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally. Seller has delivered, or caused to be delivered, to the Custodian the original Mortgage, with evidence of recording thereon, or if the original Mortgage has not yet been returned from the recording office, a true copy of the Mortgage which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Real Property is located.

         D. No Defenses. The High LTV Home Equity Loan or Home Equity Loan is not subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the High LTV Home Equity Loan or Home Equity Loan or the exercise of any right thereunder will not render the High LTV Home Equity Loan or Home Equity Loan unenforceable in whole or in part or subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and no such right of rescission, set off, counterclaim or defense has been asserted with respect thereto.

         E. Insurance. All improvements on the related real property are covered by a hazard insurance policy. All premiums due on such insurance have been paid in full.

         F. Origination. The High LTV Home Equity Loan or Home Equity Loan was originated by a home equity lender or Seller in the regular course of its business and, if originated by a home equity lender, was purchased by Seller in the regular course of its business.

         G. Lawful Assignment. The High LTV Home Equity Loan or Home Equity Loan was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the High LTV Home Equity Loan or Home Equity Loan to Custodian or the ownership of the High LTV Home Equity Loan or Home

Equity Loans by the Owner thereof unlawful or make the High LTV Home Equity Loan or Home Equity Loan unenforceable.

         H. Compliance with Law. All requirements of any federal, state or local law, including, without limitation, usury, truth in lending and equal credit opportunity laws, applicable to the High LTV Home Equity Loan or Home Equity Loan have been complied with and such compliance is not affected by the holding of the High LTV Home Equity Loans or Home Equity Loans by Custodian or the Owners' ownership of the High LTV Home Equity Loans or Home Equity Loans, and Seller shall for at least the period of this Agreement, maintain in its possession, available for Custodian's inspection, and shall deliver to Custodian upon demand, evidence of compliance with all such requirements.

         I. High LTV Home Equity Loan or Home Equity Loan in Force. The High LTV Home Equity Loan or Home Equity Loan has not been satisfied or subordinated in whole or in part or rescinded, and the real property securing the High LTV Home Equity Loan or Home Equity Loan has not been released from the lien of the High LTV Home Equity Loan or Home Equity Loan in whole or in part.

         J. Valid Lien. The High LTV Home Equity Loan or Home Equity Loan has been duly executed and delivered by the obligor and the related Mortgage is a valid and subsisting first, second or third lien on the property therein described; any related Mortgage has been assigned by Seller to Custodian, and Custodian has and will have, on behalf of the Owners of the High LTV Home Equity Loans and Home Equity Loans, a valid and subsisting lien on the property therein described. Seller has full right to sell and assign the High LTV Home Equity Loans and Home Equity Loans to Custodian.

         K. Capacity of Parties. All parties to the High LTV Home Equity Loan and Home Equity Loan had capacity to execute the High LTV Home Equity Loan and Home Equity Loan.

         L. Good Title. Prior to transfer to Custodian, Seller is the sole owner of the High LTV Home Equity Loan or Home Equity Loan and has the authority to sell, transfer and assign the High LTV Home Equity Loan or Home Equity Loan. Seller has not sold, assigned or pledged the High LTV Home Equity Loan or Home Equity Loan to any Person other than the Custodian.

         M. No Defaults. There was no default, breach, violation or event permitting acceleration existing under the High LTV Home Equity Loan or Home Equity Loan and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such High LTV Home Equity Loan or Home Equity Loan. Seller has not waived any such default, breach, violation or event permitting acceleration.

         N. No Liens. There are, to the best of Seller's knowledge, no liens or claims which have been filed for work, labor or materials affecting the real property securing the High LTV Home Equity Loan or Home Equity Loan which are or may be liens prior to, or equal or coordinate with, the lien of the High LTV Home Equity Loan or Home Equity Loan.

         O. Equal Installments. The High LTV Home Equity Loan or Home Equity Loan has a fixed rate and provides for level monthly payments which fully amortize the loan over its term.

         P. Enforceability. The High LTV Home Equity Loan or Home Equity Loan contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security provided thereby.

         Q. One Original. There is only one original executed High LTV Home Equity Loan note or Home Equity Loan note, and it has been delivered to the Custodian.

         R. Primary Resident. At the time of origination of the High LTV Home Equity Loan or Home Equity Loan, the obligor was the primary resident of the related real property.

         S. Qualified Mortgage for REMIC. Each High LTV Home Equity Loan or Home Equity Loan that is secured by a Mortgage on the property described therein is a "qualified mortgage" under Section 860G(a)(3) of the Code.

         T. Proceedings. There is no proceeding pending or, to Seller's knowledge, threatened for the total or partial condemnation of collateral securing a High LTV Home Equity Loan or Home Equity Loan.

         U. Marking Records. Seller has caused the portions of the Electronic Ledger relating to the Mortgage Loans to be clearly and unambiguously marked to indicate that such High LTV Home Equity Loans and Home Equity Loans are owned by Custodian in accordance with the terms of the related Custodial Agreement.

         V. No Adverse Selection. Except for the effect of the representations and warranties made hereunder, no adverse selection procedures have been employed in selecting the High LTV Home Equity Loans or Home Equity Loans.

         W. Real Property. Each mortgaged property is improved by a single family dwelling which constitutes real property under state law and is the principal residence of the obligor.

         X. Wet Home Equity Loans. Each Wet Home Equity Loan, together with other Wet Home Equity Loans subject to Transactions hereunder, does not exceed the lesser of (x) 150,000,000 and (y) 30% of the aggregate outstanding Repurchase Price for all Transactions hereunder.

                                                                     EXHIBIT VI

          Representations with respect to Retail Installment Contracts


         A. Payments. The scheduled payment of principal and interest was made on or before the Purchase Date by or on behalf of the obligor (without any advance from Seller or any Person acting at the request of Seller) or was not delinquent for more than 30 days after such Purchase Date.

         B. No Waivers. The terms of the Retail Installment Contract have not been waived, altered or modified in any respect, except by instruments or documents identified in the Retail Installment File.

         C. Binding Obligation. The Retail Installment Contract is the legal, valid and binding obligation of the obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights general.

         D. No Defenses. The Retail Installment Contract is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Retail Installment Contract or the exercise of any right thereunder will not render the Retail Installment Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

         E. Origination. The Retail Installment Contract was originated by a dealer or Seller in the regular course of its business and, if originated by a dealer, was purchased by Seller in the regular course of its business.

         F. Lawful Assignment. The Retail Installment Contract was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Retail Installment Contract to the Custodian or the ownership of the Retail Installment Contracts by the Owner unlawful.

         G. Compliance with Law. All requirements of any federal, state or local law, including, without limitation, usury, truth in lending and equal credit opportunity laws, applicable to the Retail Installment Contract have been complied with and such compliance is not affected by the holding of the Retail Installment Contracts by the Custodian or the Owner's ownership of the Retail Installment Contracts, and Seller shall maintain in its possession, available for Buyer's inspection, and shall deliver to Buyer upon demand, evidence of compliance with all such requirements.

         H. Contract in Force. The Retail Installment Contract has not been satisfied or subordinated in whole or in part or rescinded, and Seller's lien on the related Consumer Product has not been released in whole or in part.

         I. Purchase Money Security Interest. The Retail Installment Contract creates a "purchase money security interest" (as defined in the Uniform Commercial Code) in favor of Seller in the Consumer Product covered thereby as security for payment of the outstanding principal balance of such Retail Installment Contract and all other obligations of the obligor under such Retail Installment Contract; such security interest has been assigned by Seller to the Custodian, and the Custodian has and will have a valid purchase money security interest in such Consumer Product.

         J. Capacity of Parties. All parties to the Retail Installment Contract had capacity to execute the Retail Installment Contract.

         K. Good Title. Prior to the transfer to the Custodian, Seller is the owner of the Retail Installment Contract and has the authority to sell, transfer and assign the Retail Installment. Seller has not sold, assigned or pledged the Retail Installment Contract to any Person other than the Custodian.

         L. No Defaults. There was no default, breach, violation or event permitting acceleration existing under the Retail Installment Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Retail Installment Contract. Seller has not waived any such default, breach, violation or event permitting acceleration.

         M. No Liens. There are, to the best of Seller's knowledge, no liens or claims which have been filed for work, labor or materials affecting the Consumer Product which are or may be liens prior to, or equal or coordinate with, the lien of the Retail Installment Contract.

         N. Equal Installments. The Retail Installment Contract has a fixed rate and provides for level monthly payments which fully amortize the loan over its term.

         O. Enforceability. The Retail Installment Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security.

         P. One Original. There is only one original executed the Retail Installment Contract, which is held by Seller.

         Q. No Adverse Selection. Except for the effect of the representations and warranties made hereunder, no adverse selection procedures have been employed in selecting the Retail Installment Contracts.

         R. Notation of Security Interest. With respect to each Retail Installment Contract, if the related Consumer Product is located in a state in which notation of a security interest on the title document is required or permitted to perfect such security interest, the title document shows, or if a new or replacement title document with respect to such Consumer Product is being applied for such title document will be issued within 180 days and will show, Seller as the holder of a first priority security interest in such Consumer Product; if the related Consumer Product is located in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in goods of the type including the Consumer Product, such filings or recordings have been duly made and show Seller as secured party; and if the related Consumer Product is an aircraft subject to registration with the Federal Aviation Administration's Aircraft Registry, and the recordation of a mortgage, security agreement or similar conveyance with such registry is required to perfect the lien created thereby, such recordation has been duly made and shows Seller as secured party or mortgagee. In any case, Buyer has the same rights as the secured party of record would have (if such secured party were still the owner of the Contract) against all Persons (including Seller and any trustee in bankruptcy of Seller) claiming an interest in such Consumer Product.

                                                                    EXHIBIT VII


                 Representations with respect to Vehicle Leases


         A. Binding Obligation. Each Vehicle Lease (i) constitutes a valid, binding and enforceable payment obligation of the Obligor in accordance with its terms (except as may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights generally and the availability of equitable remedies), (ii) has been duly and properly sold, assigned and conveyed by Seller, (iii) was originated by Seller or an Affiliate in the ordinary course of its business, or (in the case of any Vehicle Lease purchased by Seller) was acquired by Seller or an Affiliate for proper consideration and was validly assigned to Seller by the originator of such Vehicle Lease and (iv) contains customary and enforceable provisions adequate to enable realization against the Obligor and/or the related Vehicle; provided that, it is acknowledged and agreed by Buyer that the Vehicle Leases may be held in the form of beneficial interests in a titling trust, so long as each such beneficial interest (a) has been validly issued and is outstanding, representing the entire beneficial interest in the named Vehicle Leases and the related Vehicles free and clear of all liens and encumbrances and title to the related Vehicles has been registered in the name of the titling trust or in the name of the trustee for such trust (or all filings necessary for such registration have been made), (b) represents a separate series of the issuing titling trust, and the related Vehicles and Vehicle Leases are not subject to the debts, liabilities or obligations of the other beneficiaries of the titling trust or that are incurred or existing with respect to assets purported to be held within other series of the titling trust and (c) is held by Seller free and clear of all liens and encumbrances and Seller has good title thereto without the necessity of any filings or additional actions that have not been completed.

         B. No Adverse Selection. No selection procedures adverse to Buyer were utilized in selecting the Vehicle Leases from those leases owned by Seller.

         C. Compliance with Law. All requirements of applicable Federal, state and local laws, and regulations thereunder, in respect of all of the Vehicle Leases, have been complied with in all material respects.

         D. No Defaults. There is no known default, breach, violation or event permitting cancellation or termination of the Vehicle Lease by the lessor under the terms of any Vehicle Lease (other than scheduled payment delinquencies (in excess of 10% of the scheduled payment due) of not more than 59 days), and there has been no waiver of any of the foregoing; no related Vehicle had been repossessed.

         E. No Liens. Immediately prior to the sale, assignment and conveyance of each Vehicle Lease, or the beneficial interest therein, by Seller to Buyer, Seller had good title to such lease or interest, as the case may be, and Seller's interest in the related Vehicle (subject to the terms of such Vehicle Lease) and was the sole owner thereof, free of any lien.

                                     VII-1

         F. No Participations. No person has a participation in or other right to receive scheduled payments under any Vehicle Lease, and neither Buyer nor Seller has taken any action to convey any right to any person that would result in such person having a right to scheduled payments received with respect to any Vehicle Lease.

         G. Origination. Each Vehicle Lease was originated by Seller or an Affiliate or acquired by Seller or an Affiliate and was sold and assigned by Seller to Buyer without any fraud or misrepresentation on the part of Seller.

         H. Obligors. Each Obligor (i) is located in the United States, and (ii) is not (a) the United States of America or any State or local government or any agency, department, subdivision or instrumentality thereof or (b) Seller or any Affiliate thereof.

         I. Lawful Assignment. The sale, transfer and assignment of such Vehicle Lease and Seller's interest in the related Vehicle, or if applicable, the beneficial interest therein, to Buyer, and the transfer and conveyance of such Vehicle Lease are not unlawful, void or voidable under the laws of the jurisdiction applicable to such Vehicle Lease.

         J. Filings. All filings and other actions required to be made, taken or performed by any person in any jurisdiction to give Buyer a first priority perfected lien or ownership interest in the Vehicle Leases (which where the Vehicle Leases are held in the form of beneficial interests in a titling trust will be a back-up security interest) have been made, taken or performed.

         K. Lease File. There exists a Lease File pertaining to each Vehicle Lease, and such Lease File contains the Vehicle Lease or a facsimile copy thereof.

         L. Original. There is only one original executed copy of each Vehicle Lease or, if there are multiple originals, all such originals are in the possession of Seller or the signed original in the possession of Seller is noted thereon as being the only copy that constitutes chattel paper.

         M. Chattel Paper. The Vehicle Leases constitute chattel paper within the meaning of the UCC as in effect in the States of Minnesota and Delaware.

         N. No Bankruptcy. Each Vehicle Lease was entered into by an Obligor who had not been identified on the records of Seller as being the subject of a current bankruptcy proceeding.

         O. Computer Tape. The computer tape containing information with respect to the Vehicle Leases that was made available by Seller to Buyer and was used to select the Vehicle Leases was complete and accurate in all material respects and includes a description of the same Vehicle Leases that are described in the Confirmation.

         P. No Delinquency. No Vehicle Lease has a scheduled payment delinquency (in excess of 10% of the scheduled payment due) of more than 59 days past due as of the date hereof.

                                     VII-2

         Q. No Consent. Each Vehicle Lease may be sold, assigned and transferred without the consent of, or prior approval from, or any notification to, the applicable Obligor.

         R. No Assumption. Each Vehicle Lease prohibits the sale, assignment or transfer of the Obligor's interest therein, the assumption of the Vehicle Lease by another person in a manner that would release the Obligor thereof from the Obligor's obligation, or any sale, assignment or transfer of the related Vehicle, without the prior consent of the lessor, other than Vehicle Leases which may (i) permit assignment to a subsidiary, corporate parent or other affiliate, (ii) permit the assignment to a third party, provided the Obligor remains liable under the Vehicle Lease, or (iii) permit assignment to a third party with a credit standing (determined by Seller in accordance with its underwriting policy and practice at the time for an equivalent contract type, term and amount) equal to or better than the original Obligor.

         S. Payment Currency. The Obligor under each Vehicle Lease is required to make payments thereunder (i) in United States dollars, and (ii) in fixed amounts and on fixed and predetermined dates.

         T. Obligor Responsibility. Each Vehicle Lease requires the Obligor to assume responsibility for payment of all expenses in connection with the maintenance and repair of the related Vehicle, the payment of all premiums for insurance of such Vehicle and the payment of all taxes (including sales and property taxes) relating to such Vehicle.

         U. No Set-Off. Each Vehicle Lease requires the Obligor thereunder to make all scheduled payments thereon under all circumstances and regardless of the condition or suitability of the related Vehicle and notwithstanding any defense, set-off or counterclaim that the Obligor may have against the manufacturer, lessor or lender (as the case may be).

         V. Damaged Vehicle. Under each Vehicle Lease, if the Vehicle is damaged or destroyed, the Obligor is required either (i) to repair such Vehicle, (ii) to make a termination payment to the lessor, or (iii) in some cases, to replace such damaged or destroyed Vehicle with other Vehicle of comparable use and value.

         W. Accurate Information. The information with respect to the Vehicle Leases listed on the Confirmation is true, correct and complete in all material respects.

         X. No Waiver. No provisions of any Vehicle Lease have been waived, altered or modified in any material respect, except as indicated in the related Lease File.

                                     VII-3

                                                                 EXHIBIT VIII-1


       Representations with respect to Manufactured Housing Contracts
                         (not relating to real property)


         A. Payments. The scheduled payment of principal and interest was made on or before the Purchase Date by or on behalf of the obligor (without any advance from Conseco or any Person acting at the request of Conseco) or was not delinquent for more than 30 days after such Purchase Date.

         B. No Waivers. The terms of the Manufactured Housing Contract have not been waived, altered or modified in any respect, except by instruments or documents identified in the Manufactured Housing Chattel Paper Contract File.

         C. Binding Obligation. The Manufactured Housing Contract is the legal, valid and binding obligation of the obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights general.

         D. No Defenses. The Manufactured Housing Contract is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Manufactured Housing Contract or the exercise of any right thereunder will not render the Manufactured Housing Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

         E. Insurance. Conseco or its agent has monitored the existence of a hazard insurance policy with respect to the manufactured home securing a Manufactured Housing Contract and if the Conseco has determined that no such policy exists, Conseco has arranged for such insurance and has billed the related obligor through its loan account.

         F. Origination. The Manufactured Housing Contract was originated by a manufactured housing dealer or Conseco in the regular course of its business and, if originated by a manufactured housing dealer, was purchased by Conseco in the regular course of its business.

         G. Lawful Assignment. The Manufactured Housing Contract was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Manufactured Housing Contract to the Custodian or the ownership of the Manufactured Housing Contracts by Seller unlawful.

         H. Compliance with Law. All requirements of any federal, state or local law, including, without limitation, usury, truth in lending and equal credit

                                    VIII-1-1
opportunity laws, applicable to the Manufactured Housing Contract have been complied with and such compliance is not affected by the holding of the Manufactured Housing Contracts by the Custodian or Seller's ownership of the Manufactured Housing Contracts, and Seller shall maintain in its possession, available for Buyer's inspection, and shall deliver to Buyer upon demand, evidence of compliance with all such requirements.

         I. Manufactured Housing Contract in Force. The Manufactured Housing Contract has not been satisfied or subordinated in whole or in part or rescinded, and the manufactured home securing the Manufactured Housing Contract has not been released from the lien of the Manufactured Housing Contract in whole or in part.

         J. Valid Security Interest. The Manufactured Housing Contract creates a valid and enforceable perfected first priority security interest in favor of Conseco in the manufactured home covered thereby as security for payment of the outstanding principal balance of such Manufactured Housing Contract and all other obligations of the obligor under such Manufactured Housing Contract; such security interest has been assigned by Conseco to the Custodian, and the Custodian has and will, on behalf of Buyer have a valid and perfected and enforceable first priority security interest in such manufactured home.

         K. Capacity of Parties. All parties to the Manufactured Housing Contract had capacity to execute the Manufactured Housing Contract.

         L. Good Title. In the case of a Manufactured Housing Contract purchased from a manufactured housing dealer, Conseco purchased the Manufactured Housing Contract for fair value and took possession thereof in the ordinary course of its business, without knowledge that the Manufactured Housing Contract was subject to a security interest. Conseco has not sold, assigned or pledged the Manufactured Housing Contract to any Person other than the Custodian.

         M. No Defaults. There was no default, breach, violation or event permitting acceleration existing under the Manufactured Housing Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Manufactured Housing Contract. Conseco has not waived any such default, breach, violation or event permitting acceleration.

         N. No Liens. There are, to the best of Seller's knowledge, no liens or claims which have been filed for work, labor or materials affecting the manufactured home securing the Manufactured Housing Contract which are or may be liens prior to, or equal or coordinate with, the lien of the Manufactured Housing Contract.

         O. Equal Installments. The Manufactured Housing Contract either has a fixed rate or is a Step-Up Rate Contract and provides for level monthly payments which fully amortize the loan over its term.

                                    VIII-1-2

         P. Enforceability. The Manufactured Housing Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security.

         Q. One Original. There is only one original executed Manufactured Housing Contract, which is held by Seller.

         R. Loan-to-Value Ratio. At the time of its origination each Manufactured Housing Contract had a Loan-to-Value Ratio not greater than 95%; if the related manufactured home was new at the time such Manufactured Housing Contract was originated, the original principal balance of such Manufactured Housing Contract was not in excess of that permitted by Conseco's underwriting guidelines in effect at the time the Manufactured Housing Contract was originated.

         S. Primary Resident. At the time of origination of the Manufactured Housing Contract the obligor was the primary resident of the related manufactured home or the primary resident was the child of the obligor.

         T. Not Real Estate. The related manufactured home is not considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located and such manufactured home is, to the best of Seller's knowledge, free of damage and in good repair.

         U. Notation of Security Interest. If the related manufactured home is located in a state in which notation of a security interest on the title document is required or permitted to perfect such security interest, the title document shows, or if a new or replacement title document with respect to such manufactured home is being applied for such title document will be issued within 180 days and will show, Conseco as the holder of a first priority security interest in such manufactured home. If the related manufactured home is located in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in Manufactured Housing, such filings or recordings have been duly made and show Conseco as secured party. In either case, the Custodian has the same rights as the secured party of record would have (if such secured party were still the owner of the Manufactured Housing Contract) against all Persons claiming an interest in such manufactured home.

         V. Qualified Mortgage for REMIC. Each Manufactured Housing Contract is a "qualified mortgage" under Section 860G(a)(3) of the Code, and the related manufactured home is "Manufactured Housing" within the meaning of Section 25(e)(10) of the Code.

         W. FHA/VA Manufactured Housing Contracts. If the Manufactured Housing Contract is a FHA/VA Manufactured Housing Contract, the Manufactured Housing Contract has been serviced in accordance with the FHA/VA regulations, the insurance or guarantee of the Manufactured Housing Contract under FHA/VA regulations and related laws is in full force and effect, and no event has occurred which, with or without notice or lapse of time or both, would impair such insurance or guarantee.

                                    VIII-1-3

         X. No Adverse Selection. Except for the effect of the representations and warranties made hereunder, no adverse selection procedures have been employed in selecting the Manufactured Housing Contracts.

                                    VIII-1-4

                                                                 EXHIBIT VIII-2

         Representations with respect to Manufactured Housing Contracts
                           (relating to real property)


         A. Payments. The scheduled payment of principal and interest was made on or before the Purchase Date by or on behalf of the obligor (without any advance from Conseco or any Person acting at the request of Conseco) or was not delinquent for more than 30 days after such Purchase Date.

         B. No Waivers. The terms of the Manufactured Housing Contract have not been waived, altered or modified in any respect, except by instruments or documents identified in the Manufactured Housing Chattel Paper Contract File.

         C. Binding Obligation. The Manufactured Housing Contract is the legal, valid and binding obligation of the obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights general.

         D. No Defenses. The Manufactured Housing Contract is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Manufactured Housing Contract or the exercise of any right thereunder will not render the Manufactured Housing Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

         E. Insurance. Conseco or its agent has monitored the existence of a hazard insurance policy with respect to the manufactured home securing a Manufactured Housing Contract and if Conseco has determined that no such policy exists, Conseco has arranged for such insurance and has billed the related obligor through its loan account.

         F. Origination. The Manufactured Housing Contract was originated by a manufactured housing dealer or Conseco in the regular course of its business and, if originated by a manufactured housing dealer, was purchased by Conseco in the regular course of its business.

         G. Lawful Assignment. The Manufactured Housing Contract was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Manufactured Housing Contract to the Custodian or the ownership of the Manufactured Housing Contracts by Seller unlawful.

         H. Compliance with Law. All requirements of any federal, state or local law, including, without limitation, usury, truth in lending and equal credit

                                    VIII-2-1
opportunity laws, applicable to the Manufactured Housing Contract have been complied with and such compliance is not affected by the holding of the Manufactured Housing Contracts by the Custodian or Seller's ownership of the Manufactured Housing Contracts, and Seller shall maintain in its possession, available for Buyer's inspection, and shall deliver to Buyer upon demand, evidence of compliance with all such requirements.

         I. Manufactured Housing Contract in Force. The Manufactured Housing Contract has not been satisfied or subordinated in whole or in part or rescinded, and the manufactured home securing the Manufactured Housing Contract has not been released from the lien of the Manufactured Housing Contract in whole or in part.

         J. Interest in Real Property. Each mortgage is a valid first lien in favor of Conseco on real property securing the amount owed by the obligor under the related Manufactured Housing Contract subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Manufactured Housing Contract obtained by Conseco and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage. Conseco has assigned all of its right, title and interest in such Manufactured Housing Contract and related mortgage, including the security interest in the manufactured home covered thereby, to the Custodian. The Custodian has and will have a valid and perfected and enforceable first priority security interest in such Manufactured Housing Contract. The Manufactured Housing Contract creates a valid and enforceable perfected first priority security interest in favor of Conseco in the manufactured home covered thereby (to the extent such manufactured home is not considered real property) as security for payment of the outstanding principal balance of such Manufactured Housing Contract and all other obligations of the obligor under such Manufactured Housing Contract; such security interest has been assigned by Conseco to the Custodian, and the Custodian has and will, on behalf of the Owners of the Manufactured Housing Contracts, have a valid and perfected and enforceable first priority security interest in such manufactured home.

         K. Capacity of Parties. All parties to the Manufactured Housing Contract had capacity to execute the Manufactured Housing Contract.

         L. Good Title. In the case of a Manufactured Housing Contract purchased from a manufactured housing dealer, Conseco purchased the Manufactured Housing Contract for fair value and took possession thereof in the ordinary course of its business, without knowledge that the Manufactured Housing Contract was subject to a security interest. Conseco has not sold, assigned or pledged the Manufactured Housing Contract to any Person other than the Custodian.

         M. No Defaults. There was no default, breach, violation or event permitting acceleration existing under the Manufactured Housing Contract and no event which, with notice and the expiration of any grace or cure period, would

                                    VIII-2-2
constitute such a default, breach, violation or event permitting acceleration under such Manufactured Housing Contract. Conseco has not waived any such default, breach, violation or event permitting acceleration.

         N. No Liens. There are, to the best of Seller's knowledge, no liens or claims which have been filed for work, labor or materials affecting the manufactured home securing the Manufactured Housing Contract which are or may be liens prior to, or equal or coordinate with, the lien of the Manufactured Housing Contract.

         O. Equal Installments. The Manufactured Housing Contract either has a fixed rate or is a Step-Up Rate Contract and provides for level monthly payments which fully amortize the loan over its term.

         P. Enforceability. The Manufactured Housing Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security.

         Q. One Original. There is only one original executed Manufactured Housing Contract, which is held by Seller.

         R. Loan-to-Value Ratio. At the time of its origination each Manufactured Housing Contract had a Loan-to-Value Ratio not greater than 95%; if the related manufactured home was new at the time such Manufactured Housing Contract was originated, the original principal balance of such Manufactured Housing Contract was not in excess of that permitted by Conseco's underwriting guidelines in effect at the time the Manufactured Housing Contract was originated.

         S. Primary Resident. At the time of origination of the Manufactured Housing Contract the obligor was the primary resident of the related manufactured home or the primary resident was the child of the obligor.

         T. Good Repair. The related manufactured home is, to the best of Seller's knowledge, free of damage and in good repair.

         U. Qualified Mortgage for REMIC. Each Manufactured Housing Contract is a "qualified mortgage" under Section 860G(a)(3) of the Code, and the related manufactured home is "Manufactured Housing" within the meaning of Section 25(e)(10) of the Code.

         V. FHA/VA Manufactured Housing Contracts. If the Manufactured Housing Contract is a FHA/VA Manufactured Housing Contract, the Manufactured Housing Contract has been serviced in accordance with the FHA/VA regulations, the insurance or guarantee of the Manufactured Housing Contract under FHA/VA regulations and related laws is in full force and effect, and no event has occurred which, with or without notice or lapse of time or both, would impair such insurance or guarantee.

                                    VIII-2-3

         W. No Adverse Selection. Except for the effect of the representations and warranties made hereunder, no adverse selection procedures have been employed in selecting the Manufactured Housing Contracts.

                                    VIII-2-4

                                                                     EXHIBIT IX

                          Representations with respect
                              to Floor Plan Assets

         A. No Waivers. The terms of the Floor Plan Asset have not been waived, altered or modified in any respect (except as provided in the related pooling and servicing agreement).

         B. Binding Obligation. The Floor Plan Asset is the legal, valid and binding obligation of the issuing master trust thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.

         C. Lawful Assignment. The Floor Plan Asset is not subject to the laws of any jurisdiction whose laws would make the transfer of the Floor Plan Asset to Custodian or the ownership of the Floor Plan Assets by the owner thereof unlawful or make the Floor Plan Asset unenforceable.

         D. Good Title. Prior to transfer to Custodian, Seller is the sole owner of the Floor Plan Asset and has the authority to sell, transfer and assign the Floor Plan Asset. Seller has not sold, assigned or pledged the Floor Plan Asset to any Person other than the Custodian.

         E. No Defaults. There was no default, breach, violation or event permitting acceleration existing under the Floor Plan Asset and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Floor Plan Asset. Seller has not waived any such default, breach, violation or event permitting acceleration.

         F. Enforceability. The Floor Plan Asset contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security provided thereby.

                                                                      EXHIBIT X



                                                   January 30, 2002

Lehman Commercial Paper Inc.
101 Hudson Street
Jersey City, New Jersey 07302

                              CONSECO FINANCE CORP.

                      Amended and Restated Limited Guaranty

 Second Amended and Restated Master Repurchase Agreement Dated as of January 30, 2002

Gentlemen:

         AA. For value received and in accordance with the terms of the Second Amended and Restated Master Repurchase Agreement, dated as of January 30, 2002 as amended from time to time (the "Repurchase Agreement") between Lehman Commercial Paper Inc., as buyer ("Buyer"), and Green Tree Finance Corp. - Five, as seller ("Seller"), Conseco Finance Corp., formerly known as Green Tree Financial Corporation ("Conseco"), hereby guarantees payment to Buyer or any successor in interest of Buyer with respect to any Purchased Eligible Assets under the Repurchase Agreement in an aggregate amount from time to time not exceeding the sum of the Guaranty Amount, as hereinafter defined. Buyer or U.S. Bank National Association, as custodian under the Custodial Agreement (as defined in the Repurchase Agreement), may make demands under this Limited Guaranty of the Guaranty Amount from time to time. Conseco hereby represents that its obligations hereunder do and shall rank pari passu with all unsecured and unsubordinated indebtedness of Conseco.

         BB. Payments required under this Limited Guaranty shall be payable whenever any Guaranty Amount (as defined below) has not been promptly made to Buyer in accordance with the Repurchase Agreement and the Custodial Agreement, without regard to any stay or delay with respect to such payment permitted or required by bankruptcy or any other applicable law. Neither Buyer nor Custodian on behalf of Buyer shall be required to realize upon any Purchased Eligible Assets or other security or exercise any remedies prior to making a payment demand under this Limited Guaranty. The aggregate sum remaining available hereunder from time to time shall be available upon the presentation by Buyer or Custodian on behalf of Buyer of the Notice for Payment in the form of Exhibit A hereto (the "Notice"), setting forth the information called for therein.

         CC. The "Guaranty Amount" as of any date means, collectively, the sums described in paragraphs HH and II of this Limited Guaranty plus the sum of (i) the lesser of (x) the sum of (A) the Repurchase Price of the Purchased Non-Esoteric Eligible Assets (whether payable upon demand by Buyer, as a result of an acceleration of the Repurchase Date therefor or otherwise) and (B) the Price Differential thereof and any liquidation costs and attorneys' fees associated with realizing upon and selling Purchased Non-Esoteric Eligible Assets and (y) 10% of the outstanding principal amount of all Purchased Non-Esoteric Eligible Assets at the time a payment demand is made under this Limited Guaranty and (ii) the sum of (A) the Repurchase Price of the Purchased Esoteric Eligible Assets (whether payable upon demand by Buyer, as a result of an acceleration of the Repurchase Date therefor or otherwise) and (B) the Price Differential thereof and any liquidation costs and attorneys' fees associated with realizing upon and the selling Purchased Esoteric Eligible Assets. All payments due hereunder shall be paid in immediately available funds after receipt of the Notice no later than 1:00 P.M. on the second business day following the date of presentation of the Notice. "Purchased Esoteric Eligible Assets" are Purchased Eligible Assets that are Esoteric Assets and "Purchased Non-Esoteric Eligible Assets" are the Purchased other than the Esoteric Assets.

         DD. Presentation of the Notice shall be made in writing to the address specified in this paragraph or by presentation of facsimile documentation at
(612) 293-5745, Attention: Chief Financial Officer, or such other number or name as Conseco may specify. Such documentation shall be followed by original documentation as soon as reasonably practicable to Conseco's office located at 1100 Landmark Towers, 345 St. Peter Street, St. Paul, Minnesota 55102-1639,
Attention: Chief Financial Officer, or such other number or name which may be designated by Conseco by written notice delivered to the Custodian.

         EE. This Limited Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York. Communications with respect to this Limited Guaranty other than requests for payment pursuant to a Notice referred to in the preceding paragraph shall be addressed to Conseco at 1100 Landmark Towers, 345 St. Peter Street, St. Paul, Minnesota 55102-1639,
Attention: Chief Financial Officer, specifically referring to this Limited Guaranty.

         FF. Conseco hereby waives all rights of subrogation, contribution, reimbursement, indemnity or otherwise, whether arising by contract or operation of law (including, without limitation, any such right arising under the Federal Bankruptcy Code) or otherwise by reason of any payment by Conseco pursuant to the provisions of this Limited Guaranty and agrees for the benefit of each of Seller's creditors that any such payment by it shall constitute a contribution of capital by Conseco to Seller.

         GG. As further security for this Limited Guaranty and to secure all of Seller's obligations to Buyer, Conseco hereby grants a present security interest in and transfers and assigns to Buyer (a) any and all interest, if any, it may now or hereafter have in the Purchased Eligible Assets (as defined in the Repurchase Agreement) until such securities have been sold or otherwise disposed of by Buyer, and (b) all claims and demands, presently existing or hereafter accrued thereon, and any and all collateral or security Conseco now has or may hereafter have or acquire against Seller with respect to the Purchased Eligible Assets or any of them with full right on the part of Buyer in its own name or in the name of Conseco to collect and enforce such claims by legal action, proof of debt in bankruptcy or other liquidation proceedings, and to vote in any proceedings for the arrangement of debts at any time proposed, and Conseco hereby irrevocably appoints Buyer as attorney-in-fact for Conseco for the purpose of such enforcement and for the purpose of endorsing in the name of Guarantors any instrument for the payment of money.

         HH. In the event that any representation or warranty made by Seller in the Repurchase Agreement or by Conseco or Seller under any servicing arrangements or the Custodial Agreement shall be false or misleading in any material respect, there shall be immediately due from Conseco to Buyer the loss, cost, damage or expense incurred by Buyer by reason of such representation or warranty being false or misleading in any material respect. In addition, there shall be immediately due from Conseco any Indemnified Amounts that are due to Buyer or any other Indemnified Parties under, and as defined in, the Repurchase Agreement.

         II. In the event that Buyer for any reason whatsoever shall deem it necessary to refer this Limited Guaranty to an attorney for the enforcement thereof or of any rights hereunder or otherwise, there shall be immediately due from Conseco to Buyer, reasonable attorneys' fees and disbursements, together with all costs and expenses of such action.

         JJ. This Limited Guaranty sets forth in full Conseco's undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein other than any request, for payment hereunder and the Repurchase Agreement, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for requests for payment pursuant to a Notice and the Repurchase Agreement.

         KK. Conseco hereby waives the right of trial by jury in any litigation arising hereunder and also waives the right in any such litigation, to impose counterclaims or setoffs of any kind or description unless such counterclaim or set off is compulsory or mandatory in nature under the New York Civil Practice Law and Rules. Conseco further agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Guaranty.

         LL. Conseco shall provide information, documentation and access to personnel as Buyer shall require in order to monitor Conseco's liquidity, cash flow and capitalization.

         MM. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Repurchase Agreement.

         IN WITNESS WHEREOF, this Limited Guaranty is impressed, imprinted or engraved hereon, attested by its secretary or any Assistant Secretary.

                                           CONSECO FINANCE CORP.



                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

Attest:


By:
    ----------------------
    Name:
    Title:

                                                                      EXHIBIT A
                                                                             to
                                                               Limited Guaranty

Conseco Finance Corp.
1100 Landmark Towers
345 St. Peter Street
St. Paul, Minnesota 55102-1639
Attention:  Chief Financial Officer

                               NOTICE FOR PAYMENT
                           UNDER THE LIMITED GUARANTY

         The undersigned individual, a duly authorized officer of [ Lehman Commercial Paper Inc. (the "Buyer") ], [U.S. Bank National Association, as custodian ("Custodian") under that certain Custodial Agreement among Custodian, Buyer and Green Tree Finance Corp. - Five ("Seller"),] hereby certified to Conseco Finance Corp. ("Conseco") on behalf of Buyer with reference to that certain Amended and Restated Limited Guaranty, dated January 30, 2002 (the "Limited Guaranty"), of Conseco in favor of Buyer, executed pursuant to the Second Amended and Restated Master Repurchase Agreement, dated January 30, 2002 (the "Repurchase Agreement"), between Seller and Buyer, in respect of Securities (as defined in the Repurchase Agreement) as follows:

         1. [Buyer] [Custodian on behalf of Buyer] is entitled to make a demand under the Limited Guaranty.

         2. The Guaranty Amount as of the Date of this Notice is $________. The amount demanded by this notice (together with the amount of any other payments demanded under all other Notices for Payment) does not exceed the Guaranty Amount.

                                     X-A-1

         3. [Buyer] [Custodian on behalf of Buyer] demands payment of $_________, which is the amount it is entitled to demand pursuant to the Limited Guaranty.

         4. The amount demanded is to be paid in immediately available funds by 1:00 P.M. of the second business day following the date of presentation of this notice.

         5. [Provide payment instructions.]

         6. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Repurchase Agreement.

         IN WITNESS WHEREOF, this notice has been executed this____day of____.

                                            [LEHMAN COMMERCIAL PAPER INC.]
                                            [CUSTODIAN]


                                            By:
                                                ---------------------------
                                                Name:
                                                Title:



                                     X-A-2

                                                                     Schedule A
                                 Esoteric Assets


                                                                          Principal Balance
        Pool ID             Pool Description        Account Number             Amount              Product Class


         20899                  LB HELOC           1999-6912512685             $39,916.96           Home Equity
         20899                  LB HELOC           1999-6912504773             $36,900.00           Home Equity
         20899                  LB HELOC           1999-6912495998             $82,094.42           Home Equity
         20899                  LB HELOC           1999-6912494959            $204,892.20           Home Equity
         20899                  LB HELOC           1999-6912494587             $31,605.03           Home Equity
         20899                  LB HELOC           1999-6912492599             $23,955.95           Home Equity
         20899                  LB HELOC           1999-6912490619             $38,586.77           Home Equity
         20899                  LB HELOC           1999-6912489926             $58,560.35           Home Equity
         20899                  LB HELOC           1999-6912484463            $239,343.68           Home Equity
         20899                  LB HELOC           1999-6912478408             $66,562.40           Home Equity
         20899                  LB HELOC           1999-6912477921            $181,674.08           Home Equity
         20899                  LB HELOC           1999-6912476105             $64,368.12           Home Equity
         20899                  LB HELOC           1999-6912476048             $60,200.00           Home Equity
         20899                  LB HELOC           1999-6912472849            $144,282.50           Home Equity
         20899                  LB HELOC           1999-6912471379             $43,088.94           Home Equity
         20899                  LB HELOC           1999-6912470876            $156,195.01           Home Equity
         20899                  LB HELOC           1999-6912468730             $28,841.90           Home Equity
         20899                  LB HELOC           1999-6912467443             $60,259.48           Home Equity
         20899                  LB HELOC           1999-6912465280            $134,049.69           Home Equity
         20899                  LB HELOC           1999-6912457352             $53,505.44           Home Equity
         20899                  LB HELOC           1999-6912454573             $26,847.04           Home Equity
         20899                  LB HELOC           1999-6912453989            $110,647.35           Home Equity
         20899                  LB HELOC           1999-6912444194            $147,520.05           Home Equity
         20899                  LB HELOC           1999-6912441745            $155,791.05           Home Equity
         20899                  LB HELOC           1999-6912441265            $165,957.90           Home Equity
         20899                  LB HELOC           1999-6912440762             $22,466.25           Home Equity
         20899                  LB HELOC           1999-6912406813             $31,248.45           Home Equity
         20899                  LB HELOC           1999-6912498158             $95,288.00           Home Equity
         20899                  LB HELOC           1999-6912599658            $102,764.70           Home Equity
         20899                  LB HELOC           1999-6912572614             $74,778.21           Home Equity
         20899                  LB HELOC           1999-6912086847            $233,333.58           Home Equity
         20899                  LB HELOC           1999-6911740576             $25,982.85           Home Equity
         20899                  LB HELOC           1999-6911667902             $39,123.33           Home Equity
         20899                  LB HELOC           1999-6911666813             $48,928.67           Home Equity
         20899                  LB HELOC           1999-6911662978            $111,286.85           Home Equity
         20899                  LB HELOC           1999-6911625231             $53,916.11           Home Equity
         20899                  LB HELOC           1999-6911624598             $32,206.05           Home Equity
         20899                  LB HELOC           1999-6911617493             $74,621.82           Home Equity
         20899                  LB HELOC           1999-6911593876             $99,401.14           Home Equity
         20899                  LB HELOC           1999-6911591979             $31,855.33           Home Equity
         20899                  LB HELOC           1999-6912292718             $69,895.00           Home Equity
         20899                  LB HELOC           1999-6912216998            $241,537.05           Home Equity

                                      A-1

         20899                  LB HELOC           1999-6912211593            $302,667.90           Home Equity
         20899                  LB HELOC           1999-6912195697             $56,995.31           Home Equity
         20899                  LB HELOC           1999-6912175061             $59,603.03           Home Equity
         20899                  LB HELOC           1999-6911977848             $90,278.43           Home Equity
         20899                  LB HELOC           1999-6911113568            $166,514.01           Home Equity
         20899                  LB HELOC           1999-6910931648             $56,871.16           Home Equity
         20899                  LB HELOC           1999-6912234447             $42,181.67           Home Equity
         20899                  LB HELOC           1999-6912233670            $105,698.12           Home Equity
         20899                  LB HELOC           1999-6912233506            $134,405.49           Home Equity
         20899                  LB HELOC           1999-6912229363            $141,339.88           Home Equity
         20899                  LB HELOC           1999-6912226682            $149,572.85           Home Equity
         20899                  LB HELOC           1999-6911669924             $22,524.27           Home Equity
         20899                  LB HELOC           1999-6911668942             $30,304.36           Home Equity
         20899                  LB HELOC           1999-6911657903             $33,100.66           Home Equity
         20899                  LB HELOC           1999-6911657143             $99,396.31           Home Equity
         20899                  LB HELOC           1999-6911649371             $70,698.45           Home Equity
         20899                  LB HELOC           1999-6911641410            $134,988.27           Home Equity
         20899                  LB HELOC           1999-6911624275              $9,900.00           Home Equity
         20899                  LB HELOC           1999-6911620836             $20,800.96           Home Equity
         20899                  LB HELOC           1999-6911602776              $9,932.85           Home Equity
         20899                  LB HELOC           1999-6911599584             $66,801.97           Home Equity
         20899                  LB HELOC           1999-6911594551             $42,926.10           Home Equity
         20899                  LB HELOC           1999-6911560347            $134,538.62           Home Equity
         20899                  LB HELOC           1999-6911550132             $39,850.31           Home Equity
         20899                  LB HELOC           1999-6911544218             $67,195.63           Home Equity
         20899                  LB HELOC           1999-6911526660             $62,004.00           Home Equity
         20899                  LB HELOC           1999-6911523303             $32,186.95           Home Equity
         20899                  LB HELOC           1999-6911475553             $63,671.03           Home Equity
         20899                  LB HELOC           1999-6911399449            $137,394.02           Home Equity
         20899                  LB HELOC           1999-6911399001             $23,487.57           Home Equity
         20899                  LB HELOC           1999-6911397898             $19,855.74           Home Equity
         20899                  LB HELOC           1999-6911391073             $94,360.43           Home Equity
         20899                  LB HELOC           1999-6911380134             $66,397.13           Home Equity
         20899                  LB HELOC           1999-6911373840             $68,157.47           Home Equity
         20899                  LB HELOC           1999-6911364716            $118,900.95           Home Equity
         20899                  LB HELOC           1999-6911341136            $113,516.59           Home Equity
         20899                  LB HELOC           1999-6911334776             $75,898.48           Home Equity
         20899                  LB HELOC           1999-6911317607             $79,065.11           Home Equity
         20899                  LB HELOC           1999-6911313424             $89,309.83           Home Equity
         20899                  LB HELOC           1999-6911256888             $55,809.03           Home Equity
         20899                  LB HELOC           1999-6911109954             $70,886.37           Home Equity
         20899                  LB HELOC           1999-6910852042             $44,891.82           Home Equity
         20899                  LB HELOC           1999-6910593547            $173,331.33           Home Equity

                                      A-2

         20899                  LB HELOC           1999-6912061592             $64,793.97           Home Equity
         20899                  LB HELOC           1999-6910592838             $23,629.03           Home Equity
         20899                  LB HELOC           1999-6910584058             $61,373.85           Home Equity
         20899                  LB HELOC           1999-6910572889             $31,829.01           Home Equity
         20899                  LB HELOC           1999-6910502720             $96,855.13           Home Equity
         20899                  LB HELOC           1999-6910851325             $53,878.73           Home Equity
         20899                  LB HELOC           1999-6910850053             $40,978.98           Home Equity
         20899                  LB HELOC           1999-6910836755            $213,133.01           Home Equity
         20899                  LB HELOC           1999-6910829776             $41,919.88           Home Equity
         20899                  LB HELOC           1999-6910826814             $28,364.60           Home Equity
         20899                  LB HELOC           1999-6910811444            $133,286.52           Home Equity
         20899                  LB HELOC           1999-6910802450             $22,961.82           Home Equity
         20899                  LB HELOC           1999-6910753554            $146,039.27           Home Equity
         20899                  LB HELOC           1999-6910698585            $133,477.41           Home Equity
         20899                  LB HELOC           1999-6910880712             $35,556.67           Home Equity
         20899                  LB HELOC           1999-6910876561             $11,433.29           Home Equity
         20899                  LB HELOC           1999-6910860995             $12,025.89           Home Equity
         20899                  LB HELOC           1999-6910860029             $25,313.71           Home Equity
         20899                  LB HELOC           1999-6910858924            $104,581.62           Home Equity
         20899                  LB HELOC           1999-6911075627             $42,171.02           Home Equity
         20899                  LB HELOC           1999-6911323779             $62,182.84           Home Equity
         20899                  LB HELOC           1999-6911320825            $278,698.66           Home Equity
         20899                  LB HELOC           1999-6911315320             $31,239.47           Home Equity
         20899                  LB HELOC           1999-6911274659             $66,095.75           Home Equity
         20899                  LB HELOC           1999-6911269345             $85,285.39           Home Equity
         20899                  LB HELOC           1999-6911181904             $22,125.52           Home Equity
         20899                  LB HELOC           1999-6911181151             $54,859.46           Home Equity
         20899                  LB HELOC           1999-6911177530             $36,166.89           Home Equity
         20899                  LB HELOC           1999-6911116082             $59,817.73           Home Equity
         20899                  LB HELOC           1999-6911110325            $229,057.23           Home Equity
         20899                  LB HELOC           1999-6911110077            $109,014.78           Home Equity
         20899                  LB HELOC           1999-6911108956            $161,283.83           Home Equity
         20899                  LB HELOC           1999-6911101209             $82,331.90           Home Equity
         20899                  LB HELOC           1999-6911099395             $52,548.07           Home Equity
         20899                  LB HELOC           1999-6911086160            $137,733.88           Home Equity
         20899                  LB HELOC           1999-6911322763             $16,625.88           Home Equity
         20899                  LB HELOC           1999-6911375076              $9,717.29           Home Equity
         20899                  LB HELOC           1999-6911978168            $121,948.33           Home Equity
         20899                  LB HELOC           1999-6911972815             $46,995.11           Home Equity
         20899                  LB HELOC           1999-6911912639             $35,819.91           Home Equity
         20899                  LB HELOC           1999-6911894985            $407,519.98           Home Equity
         20899                  LB HELOC           1999-6911888763             $86,788.05           Home Equity
         20899                  LB HELOC           1999-6911690607             $48,222.02           Home Equity

                                      A-3

         20899                  LB HELOC           1999-6912289326             $56,859.64           Home Equity
         20899                  LB HELOC           1999-6912258511             $53,818.23           Home Equity
         20899                  LB HELOC           1999-6912210223             $38,961.47           Home Equity
         20899                  LB HELOC           1999-6912198204             $32,033.69           Home Equity
         20899                  LB HELOC           1999-6912197610             $69,800.65           Home Equity
         20899                  LB HELOC           1999-6912127237             $63,592.42           Home Equity
         20899                  LB HELOC           1999-6912122139             $38,912.56           Home Equity
         20899                  LB HELOC           1999-6911943576            $137,087.62           Home Equity
         20899                  LB HELOC           1999-6911938923            $244,140.87           Home Equity
         20899                  LB HELOC           1999-6911917448            $153,623.31           Home Equity
         20899                  LB HELOC           1999-6911898622             $14,715.72           Home Equity
         20899                  LB HELOC           1999-6911808480             $82,870.33           Home Equity
         20899                  LB HELOC           1999-6912556807             $55,000.00           Home Equity
         20899                  LB HELOC           1999-6912545396             $33,581.62           Home Equity
         20899                  LB HELOC           1999-6912479265             $49,115.00           Home Equity
         20899                  LB HELOC           1999-6912473441             $50,845.14           Home Equity
         20899                  LB HELOC           1999-6912440374             $94,701.73           Home Equity
         20899                  LB HELOC           1999-6912415301             $80,509.65           Home Equity
         20899                  LB HELOC           1999-6912367775            $167,707.18           Home Equity
         20899                  LB HELOC           1999-6912044655            $211,900.28           Home Equity
         20899                  LB HELOC           1999-6912038038             $52,128.91           Home Equity
         20899                  LB HELOC           1999-6912029268             $19,830.38           Home Equity
         20899                  LB HELOC           1999-6911971825             $91,608.28           Home Equity
         20899                  LB HELOC           1999-6911958459            $104,701.87           Home Equity
         20899                  LB HELOC           1999-6911952163            $191,832.95           Home Equity
         20899                  LB HELOC           1999-6912002182             $54,033.42           Home Equity
         20899                  LB HELOC           1999-6911949920             $23,134.55           Home Equity
         20899                  LB HELOC           1999-6912436927             $80,878.50           Home Equity
         20899                  LB HELOC           1999-6912434401            $127,471.76           Home Equity
         20899                  LB HELOC           1999-6912413058             $81,877.00           Home Equity
         20899                  LB HELOC           1999-6912401848             $80,878.50           Home Equity
         20899                  LB HELOC           1999-6912395768             $68,896.50           Home Equity
         20899                  LB HELOC           1999-6912391353             $72,760.50           Home Equity
         20899                  LB HELOC           1999-6912365373             $71,742.20           Home Equity
         20899                  LB HELOC           1999-6912365241             $74,662.72           Home Equity
         20899                  LB HELOC           1999-6912362693             $25,451.41           Home Equity
         20899                  LB HELOC           1999-6912346381             $19,601.96           Home Equity
                                                                           $13,759,440.06

                                                Outstanding as of 1/28    ($10,900,000.00)





                                      A-4




         15030             LB REC - Consumer        1549-14096687               $3,663.50      Horse Trailers
         15030             LB REC - Consumer        1549-14078279               $2,412.55      Horse Trailers
         15030             LB REC - Consumer        1549-14094200               $2,296.76      Horse Trailers
         15030             LB REC - Consumer        1549-14133375              $10,767.45      Horse Trailers
         15030             LB REC - Consumer        1549-14132954               $2,946.58      Horse Trailers
         15030             LB REC - Consumer        1549-14122239               $5,645.27      Horse Trailers
         15030             LB REC - Consumer        1549-14111408               $2,922.10      Horse Trailers
         15030             LB REC - Consumer        1549-14121078               $4,427.70      Horse Trailers
         15030             LB REC - Consumer        1549-14112202               $2,300.87      Horse Trailers
         15030             LB REC - Consumer        1549-14103741               $2,292.08      Horse Trailers
         15030             LB REC - Consumer        1549-14129290               $1,521.75      Horse Trailers
         15030             LB REC - Consumer        1549-14132873               $1,968.25      Horse Trailers
         15030             LB REC - Consumer        1549-14096321               $3,675.79      Horse Trailers
         15030             LB REC - Consumer        1549-14101210               $4,017.66      Horse Trailers
         15030             LB REC - Consumer        1549-14100233              $32,637.42      Horse Trailers
         15030             LB REC - Consumer        1549-14110745               $2,198.43      Horse Trailers
         15030             LB REC - Consumer        1549-14116337               $1,110.24      Horse Trailers
         15030             LB REC - Consumer        1549-14785228              $40,276.34      Horse Trailers
         15030             LB REC - Consumer        1549-14136653               $4,519.54      Horse Trailers
         15030             LB REC - Consumer        1549-14133106               $9,955.06      Horse Trailers
         15030             LB REC - Consumer        1549-14110275               $6,817.66      Horse Trailers
         15030             LB REC - Consumer        1549-14130367               $6,643.66      Horse Trailers
         15030             LB REC - Consumer        1549-14117444               $5,439.11      Horse Trailers
         15030             LB REC - Consumer        1549-14124883               $2,164.81      Horse Trailers
         15030             LB REC - Consumer        1549-14121238               $1,690.60      Horse Trailers
         15030             LB REC - Consumer        1549-14125250               $4,738.42      Horse Trailers
         15030             LB REC - Consumer        1549-14119236              $14,737.63      Horse Trailers
         15030             LB REC - Consumer        1549-14134579               $2,299.61      Horse Trailers
         15030             LB REC - Consumer        1549-14067338               $5,771.67      Horse Trailers
         15030             LB REC - Consumer        1549-14078292               $3,171.83      Horse Trailers
         15030             LB REC - Consumer        1549-14126421              $10,647.42      Horse Trailers
         15030             LB REC - Consumer        1549-14136599               $4,520.37      Horse Trailers
         15030             LB REC - Consumer        1549-14086140               $5,734.19      Horse Trailers
         15030             LB REC - Consumer        1549-14077989               $9,569.40      Horse Trailers
         15030             LB REC - Consumer        1549-14097503               $5,407.00      Horse Trailers
         15030             LB REC - Consumer        1549-14076308              $12,665.36      Horse Trailers
         15030             LB REC - Consumer        1549-14115075              $14,828.09      Horse Trailers
         15030             LB REC - Consumer        1549-14136912               $2,056.34      Horse Trailers
         15030             LB REC - Consumer        1549-14128178              $12,308.58      Horse Trailers
         15030             LB REC - Consumer        1549-14125200              $28,233.07      Horse Trailers
         15030             LB REC - Consumer        1549-14122856              $10,797.25      Horse Trailers
         15030             LB REC - Consumer        1549-14136204               $6,429.29      Horse Trailers
         15030             LB REC - Consumer        1549-14106430              $16,464.23      Horse Trailers
         15030             LB REC - Consumer        1549-14120262               $2,322.22      Horse Trailers

                                      A-5

         15030             LB REC - Consumer        1549-14134302               $6,996.52      Horse Trailers
         15030             LB REC - Consumer        1549-14557210               $9,605.31      Horse Trailers
         15030             LB REC - Consumer        1549-14552835               $9,249.83      Horse Trailers
         15030             LB REC - Consumer        1549-14547728               $6,355.90      Horse Trailers
         15030             LB REC - Consumer        1549-14549138               $8,156.24      Horse Trailers
         15030             LB REC - Consumer        1549-14531949               $8,160.63      Horse Trailers
         15030             LB REC - Consumer        1549-14553945              $10,085.82      Horse Trailers
         15030             LB REC - Consumer        1549-14552511               $3,816.17      Horse Trailers
         15030             LB REC - Consumer        1549-14103191               $3,643.04      Sports Vehicle
         15030             LB REC - Consumer        1549-14102372               $4,550.83      Sports Vehicle
         15030             LB REC - Consumer        1549-14099971               $3,385.17      Sports Vehicle
         15030             LB REC - Consumer        1549-14087117               $2,988.97      Sports Vehicle
         15030             LB REC - Consumer        1549-14097968               $2,546.35      Sports Vehicle
         15030             LB REC - Consumer        1549-14099601               $5,627.19      Sports Vehicle
         15030             LB REC - Consumer        1549-14098509               $2,485.12      Sports Vehicle
         15030             LB REC - Consumer        1549-14076116               $2,656.62      Sports Vehicle
         15030             LB REC - Consumer        1549-14098474                 $991.34      Sports Vehicle
         15030             LB REC - Consumer        1549-14099877               $1,216.48      Sports Vehicle
         15030             LB REC - Consumer        1549-14075377               $3,093.97      Sports Vehicle
         15030             LB REC - Consumer        1549-14095972               $5,653.23      Sports Vehicle
         15030             LB REC - Consumer        1549-14093097               $3,667.84      Sports Vehicle
         15030             LB REC - Consumer        1549-14075577               $1,668.04      Sports Vehicle
         15030             LB REC - Consumer        1549-14071817               $2,706.39      Sports Vehicle
         15030             LB REC - Consumer        1549-14101970               $4,695.68      Sports Vehicle
         15030             LB REC - Consumer        1549-14099772               $4,741.70      Sports Vehicle
         15030             LB REC - Consumer        1549-14095610               $5,525.18      Sports Vehicle
         15030             LB REC - Consumer        1549-14074673               $1,650.24      Sports Vehicle
         15030             LB REC - Consumer        1549-14002699               $2,851.63      Sports Vehicle
         15030             LB REC - Consumer        1549-14084667               $3,609.51      Sports Vehicle
         15030             LB REC - Consumer        1549-14092463               $2,912.33      Sports Vehicle
         15030             LB REC - Consumer        1549-14100583               $4,273.34      Sports Vehicle
         15030             LB REC - Consumer        1549-14094748               $2,956.07      Sports Vehicle
         15030             LB REC - Consumer        1549-14100418               $3,470.91      Sports Vehicle
         15030             LB REC - Consumer        1549-14101137               $2,226.82      Sports Vehicle
         15030             LB REC - Consumer        1549-14085938               $1,694.10      Sports Vehicle
         15030             LB REC - Consumer        1549-14106115               $1,870.80      Sports Vehicle
         15030             LB REC - Consumer        1549-14099165               $4,020.85      Sports Vehicle
         15030             LB REC - Consumer        1549-14101087               $3,261.33      Sports Vehicle
         15030             LB REC - Consumer        1549-14100833               $2,498.41      Sports Vehicle
         15030             LB REC - Consumer        1549-14096211               $2,077.43      Sports Vehicle
         15030             LB REC - Consumer        1549-14095521               $2,146.65      Sports Vehicle
         15030             LB REC - Consumer        1549-14094102               $3,036.25      Sports Vehicle
         15030             LB REC - Consumer        1549-14093231               $2,874.49      Sports Vehicle
         15030             LB REC - Consumer        1549-14087640               $5,000.92      Sports Vehicle
         15030             LB REC - Consumer        1549-14078863               $4,468.90      Sports Vehicle

                                      A-6

         15030             LB REC - Consumer        1549-14071201               $3,081.50      Sports Vehicle
         15030             LB REC - Consumer        1549-14074625               $2,918.08      Sports Vehicle
         15030             LB REC - Consumer        1549-14059123               $3,869.69      Sports Vehicle
         15030             LB REC - Consumer        1549-14061043               $3,018.77      Sports Vehicle
         15030             LB REC - Consumer        1549-14085986               $4,061.72      Sports Vehicle
         15030             LB REC - Consumer        1549-14070677               $3,678.65      Sports Vehicle
         15030             LB REC - Consumer        1549-14100007               $5,464.73      Sports Vehicle
         15030             LB REC - Consumer        1549-14128380              $12,453.92      Sports Vehicle
         15030             LB REC - Consumer        1549-14086614               $5,888.55      Sports Vehicle
         15030             LB REC - Consumer        1549-14076975               $4,355.63      Sports Vehicle
         15030             LB REC - Consumer        1549-14077365               $5,385.15      Sports Vehicle
         15030             LB REC - Consumer        1549-14080258               $3,377.01      Sports Vehicle
         15030             LB REC - Consumer        1549-14731035               $1,355.50      Sports Vehicle
         15030             LB REC - Consumer        1549-14102129               $1,868.23      Sports Vehicle
         15030             LB REC - Consumer        1549-14553883               $6,577.38      Keyboard
         15030             LB REC - Consumer        1549-14548104               $5,426.90      Marine Products
         15030             LB REC - Consumer        1549-14561673               $1,596.56      Marine Products
         15030             LB REC - Consumer        1549-14111499              $17,138.28      Marine Products
         15030             LB REC - Consumer        1549-14134993              $14,166.89      Marine Products
         15030             LB REC - Consumer        1549-14133213              $17,492.02      Marine Products
         15030             LB REC - Consumer        1549-14106462              $16,968.58      Marine Products
         15030             LB REC - Consumer        1549-14134035               $8,569.98      Marine Products
         15030             LB REC - Consumer        1549-14131500              $22,653.96      Marine Products
         15030             LB REC - Consumer        1549-14131445              $14,179.64      Marine Products
         15030             LB REC - Consumer        1549-14120817              $33,998.81      Marine Products
         15030             LB REC - Consumer        1549-14131758              $17,372.15      Marine Products
         15030             LB REC - Consumer        1549-14109481              $18,350.00      Marine Products
         15030             LB REC - Consumer        1549-14126054               $3,199.22      Marine Products
         15030             LB REC - Consumer        1549-14116779              $10,500.76      Marine Products
         15030             LB REC - Consumer        1549-14114765              $12,706.30      Marine Products
         15030             LB REC - Consumer        1549-14111033              $13,773.57      Marine Products
         15030             LB REC - Consumer        1549-14106737              $11,513.61      Marine Products
         15030             LB REC - Consumer        1549-14136981              $16,436.94      Marine Products
         15030             LB REC - Consumer        1549-14129207              $15,476.34      Marine Products
         15030             LB REC - Consumer        1549-14129062              $21,351.35      Marine Products
         15030             LB REC - Consumer        1549-14120540               $9,706.32      Marine Products
         15030             LB REC - Consumer        1549-14117358               $7,417.02      Marine Products
         15030             LB REC - Consumer        1549-14115723              $13,312.02      Marine Products
         15030             LB REC - Consumer        1549-14112330               $6,398.92      Marine Products
         15030             LB REC - Consumer        1549-14086392              $10,270.20      Marine Products
         15030             LB REC - Consumer        1549-14127085              $16,451.10      Marine Products
         15030             LB REC - Consumer        1549-14116577              $16,401.45      Marine Products
         15030             LB REC - Consumer        1549-14132201              $30,048.26      Marine Products
         15030             LB REC - Consumer        1549-14107854              $11,943.10      Marine Products
         15030             LB REC - Consumer        1549-14672888               $7,884.98      Marine Products

                                      A-7

         15030             LB REC - Consumer        1549-14113107              $15,307.22      Marine Products
         15030             LB REC - Consumer        1549-14112051              $25,170.07      Marine Products
         15030             LB REC - Consumer        1549-14111067               $6,132.56      Marine Products
         15030             LB REC - Consumer        1549-14137936               $2,627.66      Marine Products
         15030             LB REC - Consumer        1549-14124574               $7,131.24      Marine Products
         15030             LB REC - Consumer        1549-14128548               $7,162.87      Marine Products
         15030             LB REC - Consumer        1549-14104258              $17,433.94      Marine Products
         15030             LB REC - Consumer        1549-14116856              $57,247.69      Marine Products
         15030             LB REC - Consumer        1549-14138062              $12,853.41      Marine Products
         15030             LB REC - Consumer        1549-14131385              $24,988.88      Marine Products
         15030             LB REC - Consumer        1549-14107448               $6,016.83      Marine Products
         15030             LB REC - Consumer        1549-14137296              $24,492.26      Marine Products
         15030             LB REC - Consumer        1549-14672686               $1,223.34      Marine Products
         15030             LB REC - Consumer        1549-14672850              $23,332.80      Marine Products
         15030             LB REC - Consumer        1549-14672832              $63,426.17      Marine Products
         15030             LB REC - Consumer        1549-14672766              $83,841.30      Marine Products
         15030             LB REC - Consumer        1549-14672755             $158,781.68      Marine Products
         15030             LB REC - Consumer        1549-14672729              $65,167.26      Marine Products
         15030             LB REC - Consumer        1549-14120990              $15,362.64      Marine Products
         15030             LB REC - Consumer        1549-14110896              $15,850.53      Marine Products
         15030             LB REC - Consumer        1549-14558774              $28,939.32      Marine Products
         15030             LB REC - Consumer        1549-14106444               $1,826.29      Marine Products
         15030             LB REC - Consumer        1549-14108397               $5,494.12      Motorcycle
         15030             LB REC - Consumer        1549-14133821              $15,913.43      Motorcycle
         15030             LB REC - Consumer        1549-14122961              $17,297.77      Motorcycle
         15030             LB REC - Consumer        1549-14132278               $8,044.95      Motorcycle
         15030             LB REC - Consumer        1549-14084909              $11,451.15      Motorcycle
         15030             LB REC - Consumer        1549-14122187              $15,805.45      Motorcycle
         15030             LB REC - Consumer        1549-14076204               $3,731.81      Motorcycle
         15030             LB REC - Consumer        1549-14135684              $16,039.62      Motorcycle
         15030             LB REC - Consumer        1549-14122673              $15,945.32      Motorcycle
         15030             LB REC - Consumer        1549-14119382              $14,350.02      Motorcycle
         15030             LB REC - Consumer        1549-14114916              $12,803.48      Motorcycle
         15030             LB REC - Consumer        1549-14082275               $1,863.75      Motorcycle
         15030             LB REC - Consumer        1549-14114329               $9,248.01      Motorcycle
         15030             LB REC - Consumer        1549-14137365               $1,401.10      Motorcycle
         15030             LB REC - Consumer        1549-14136264              $16,817.91      Motorcycle
         15030             LB REC - Consumer        1549-14129553              $12,208.57      Motorcycle
         15030             LB REC - Consumer        1549-14119090               $5,970.55      Motorcycle
         15030             LB REC - Consumer        1549-14136649              $11,058.94      Motorcycle
         15030             LB REC - Consumer        1549-14134794              $13,040.52      Motorcycle
         15030             LB REC - Consumer        1549-14119960               $8,382.01      Motorcycle
         15030             LB REC - Consumer        1549-14119368              $10,761.87      Motorcycle
         15030             LB REC - Consumer        1549-14136697              $18,299.22      Motorcycle
         15030             LB REC - Consumer        1549-14129914               $8,387.93      Motorcycle

                                      A-8

         15030             LB REC - Consumer        1549-14133782               $9,783.18      Motorcycle
         15030             LB REC - Consumer        1549-14129536               $8,930.96      Motorcycle
         15030             LB REC - Consumer        1549-14107537               $4,349.79      Motorcycle
         15030             LB REC - Consumer        1549-14104169               $5,903.67      Motorcycle
         15030             LB REC - Consumer        1549-14102010               $6,931.32      Motorcycle
         15030             LB REC - Consumer        1549-14111029               $8,381.05      Motorcycle
         15030             LB REC - Consumer        1549-14137654               $9,994.56      Motorcycle
         15030             LB REC - Consumer        1549-14131235              $25,502.32      Motorcycle
         15030             LB REC - Consumer        1549-14136038              $12,171.46      Motorcycle
         15030             LB REC - Consumer        1549-14133098              $25,947.17      Motorcycle
         15030             LB REC - Consumer        1549-14130737               $6,727.76      Motorcycle
         15030             LB REC - Consumer        1549-14112423              $16,991.86      Motorcycle
         15030             LB REC - Consumer        1549-14123433              $16,384.51      Motorcycle
         15030             LB REC - Consumer        1549-14121358              $15,052.62      Motorcycle
         15030             LB REC - Consumer        1549-14117063               $8,874.48      Motorcycle
         15030             LB REC - Consumer        1549-14114697              $13,658.46      Motorcycle
         15030             LB REC - Consumer        1549-14114616              $14,422.17      Motorcycle
         15030             LB REC - Consumer        1549-14111248              $10,181.05      Motorcycle
         15030             LB REC - Consumer        1549-14134785               $8,174.73      Motorcycle
         15030             LB REC - Consumer        1549-14129419               $7,319.85      Motorcycle
         15030             LB REC - Consumer        1549-14122984              $11,403.83      Motorcycle
         15030             LB REC - Consumer        1549-14107759               $3,233.10      Motorcycle
         15030             LB REC - Consumer        1549-14136690              $13,944.43      Motorcycle
         15030             LB REC - Consumer        1549-14136395               $7,209.24      Motorcycle
         15030             LB REC - Consumer        1549-14111955               $7,686.15      Motorcycle
         15030             LB REC - Consumer        1549-14107725              $16,127.26      Motorcycle
         15030             LB REC - Consumer        1549-14105981              $13,720.12      Motorcycle
         15030             LB REC - Consumer        1549-14103378              $14,596.52      Motorcycle
         15030             LB REC - Consumer        1549-14101898              $11,770.82      Motorcycle
         15030             LB REC - Consumer        1549-14120629              $14,455.35      Motorcycle
         15030             LB REC - Consumer        1549-14132021              $12,502.68      Motorcycle
         15030             LB REC - Consumer        1549-14134279              $12,421.47      Motorcycle
         15030             LB REC - Consumer        1549-14108553              $17,424.26      Motorcycle
         15030             LB REC - Consumer        1549-14125939              $19,818.61      Motorcycle
         15030             LB REC - Consumer        1549-14109973               $8,537.07      Motorcycle
         15030             LB REC - Consumer        1549-14105979              $19,889.97      Motorcycle
         15030             LB REC - Consumer        1549-14130802              $13,969.60      Motorcycle
         15030             LB REC - Consumer        1549-14110145              $21,293.94      Motorcycle
         15030             LB REC - Consumer        1549-14108369              $19,123.71      Motorcycle
         15030             LB REC - Consumer        1549-14102210               $2,067.01      Motorcycle
         15030             LB REC - Consumer        1549-14117884              $11,301.94      Motorcycle
         15030             LB REC - Consumer        1549-14134904               $8,728.80      Motorcycle
         15030             LB REC - Consumer        1549-14103402              $18,177.29      Motorcycle
         15030             LB REC - Consumer        1549-14133887              $26,927.92      Recreational Vehicle
         15030             LB REC - Consumer        1549-14127075               $9,505.16      Recreational Vehicle

                                      A-9

         15030             LB REC - Consumer        1549-14124124               $9,345.86      Recreational Vehicle
         15030             LB REC - Consumer        1549-14110786              $36,708.33      Recreational Vehicle
         15030             LB REC - Consumer        1549-14108305              $54,085.18      Recreational Vehicle
         15030             LB REC - Consumer        1549-14112833              $22,902.42      Recreational Vehicle
         15030             LB REC - Consumer        1549-14138007              $18,651.86      Recreational Vehicle
         15030             LB REC - Consumer        1549-14028453               $3,200.08      Recreational Vehicle
         15030             LB REC - Consumer        1549-14123060               $4,760.95      Recreational Vehicle
         15030             LB REC - Consumer        1549-14104670               $4,264.16      Recreational Vehicle
         15030             LB REC - Consumer        1549-14127270              $15,423.45      Recreational Vehicle
         15030             LB REC - Consumer        1549-14134851              $13,779.69      Recreational Vehicle
         15030             LB REC - Consumer        1549-14137899              $12,178.45      Recreational Vehicle
         15030             LB REC - Consumer        1549-14132170              $16,120.59      Recreational Vehicle
         15030             LB REC - Consumer        1549-14122680              $17,551.57      Recreational Vehicle
         15030             LB REC - Consumer        1549-14117791              $12,377.31      Recreational Vehicle
         15030             LB REC - Consumer        1549-14135286              $15,373.87      Recreational Vehicle
         15030             LB REC - Consumer        1549-14131918              $15,551.97      Recreational Vehicle
         15030             LB REC - Consumer        1549-14131148               $7,006.65      Recreational Vehicle
         15030             LB REC - Consumer        1549-14125644               $9,496.51      Recreational Vehicle
         15030             LB REC - Consumer        1549-14119704              $16,881.51      Recreational Vehicle
         15030             LB REC - Consumer        1549-14117661              $20,722.93      Recreational Vehicle
         15030             LB REC - Consumer        1549-14105621              $10,038.43      Recreational Vehicle
         15030             LB REC - Consumer        1549-14119587              $12,895.31      Recreational Vehicle
         15030             LB REC - Consumer        1549-14111575              $10,199.40      Recreational Vehicle
         15030             LB REC - Consumer        1549-14130113               $6,693.86      Recreational Vehicle
         15030             LB REC - Consumer        1549-14080317               $5,026.32      Recreational Vehicle
         15030             LB REC - Consumer        1549-14116542              $18,968.53      Recreational Vehicle
         15030             LB REC - Consumer        1549-14120598               $4,602.54      Recreational Vehicle
         15030             LB REC - Consumer        1549-14115059               $3,977.50      Recreational Vehicle
         15030             LB REC - Consumer        1549-14133182               $1,629.19      Recreational Vehicle
         15030             LB REC - Consumer        1549-14074801               $6,859.19      Recreational Vehicle
         15030             LB REC - Consumer        1549-14111613               $3,764.07      Recreational Vehicle
         15030             LB REC - Consumer        1549-14132154               $6,176.09      Recreational Vehicle
         15030             LB REC - Consumer        1549-14131580               $5,356.76      Recreational Vehicle
         15030             LB REC - Consumer        1549-14106925               $2,067.69      Recreational Vehicle
         15030             LB REC - Consumer        1549-14124898               $9,462.44      Recreational Vehicle
         15030             LB REC - Consumer        1549-14111389               $3,148.83      Recreational Vehicle
         15030             LB REC - Consumer        1549-14121459              $28,439.96      Recreational Vehicle
         15030             LB REC - Consumer        1549-14131699              $42,817.98      Recreational Vehicle
         15030             LB REC - Consumer        1549-14134022              $18,176.76      Recreational Vehicle
         15030             LB REC - Consumer        1549-14132456              $45,348.86      Recreational Vehicle
         15030             LB REC - Consumer        1549-14104535              $45,767.44      Recreational Vehicle
         15030             LB REC - Consumer        1549-14112852              $41,231.68      Recreational Vehicle
         15030             LB REC - Consumer        1549-14112874              $11,059.01      Recreational Vehicle
         15030             LB REC - Consumer        1549-14112620              $37,696.86      Recreational Vehicle
                                                                            $3,206,184.15

                                      A-10

                                                Outstanding as of 1/28     ($2,600,000.00)


                                      A-11




         20000             LB REC - Equipment       1549-14026097              $47,471.19      Aircraft
         20000             LB REC - Equipment       1549-14065025              $11,676.14      Aircraft
         20000             LB REC - Equipment       1549-14042673              $35,270.09      Aircraft
         20000             LB REC - Equipment       1549-14029718              $29,601.99      Aircraft
         20000             LB REC - Equipment       1549-14029765              $53,304.75      Aircraft
         20000             LB REC - Equipment       1549-14039533              $36,680.10      Aircraft
         20000             LB REC - Equipment       1549-14544937              $10,298.73      Aircraft
         20000             LB REC - Equipment       1549-14061350              $44,056.51      Aircraft
         20000             LB REC - Equipment       1549-79300929               $3,933.13      Aircraft
         20000             LB REC - Equipment       1549-14561228               $8,058.80      Aircraft
         20000             LB REC - Equipment       1549-14560921              $15,636.34      Aircraft
         20000             LB REC - Equipment       1549-14558381               $6,657.31      Aircraft
         20000             LB REC - Equipment       1549-14553487              $13,449.85      Aircraft
         20000             LB REC - Equipment       1549-14553371              $10,442.56      Aircraft
         20000             LB REC - Equipment       1549-14553356               $3,575.18      Aircraft
         20000             LB REC - Equipment       1549-14552897              $18,922.94      Aircraft
         20000             LB REC - Equipment       1549-14548571               $2,730.20      Aircraft
         20000             LB REC - Equipment       1549-14545638              $10,961.85      Aircraft
         20000             LB REC - Equipment       1549-14036711              $10,743.39      Aircraft
         20000             LB REC - Equipment       1549-14032362              $70,679.90      Aircraft
         20000             LB REC - Equipment       1549-14020809              $17,201.29      Aircraft
         20000             LB REC - Equipment       1549-14041137              $21,227.23      Aircraft
         20000             LB REC - Equipment       1549-14017550              $22,411.64      Aircraft
         20000             LB REC - Equipment       1549-14035132              $18,359.79      Aircraft
         20000             LB REC - Equipment       1549-14021495              $41,850.63      Aircraft
         20000             LB REC - Equipment       1549-14072851              $17,355.83      Aircraft
         20000             LB REC - Equipment       1549-14063064              $13,571.67      Aircraft
         20000             LB REC - Equipment       1549-14053720              $15,929.61      Aircraft
         20000             LB REC - Equipment       1549-14031572              $56,073.59      Aircraft
         20000             LB REC - Equipment       1549-14026247              $31,872.73      Aircraft
         20000             LB REC - Equipment       1549-14021516              $38,376.54      Aircraft
         20000             LB REC - Equipment       1549-14014554              $45,877.49      Aircraft
         20000             LB REC - Equipment       1549-14033534              $33,209.63      Aircraft
         20000             LB REC - Equipment       1549-14549840              $13,740.81      Aircraft
         20000             LB REC - Equipment       1549-14055119              $12,305.68      Aircraft
         20000             LB REC - Equipment       1549-14048324              $43,357.03      Aircraft
         20000             LB REC - Equipment       1549-14045627              $29,011.15      Aircraft
         20000             LB REC - Equipment       1549-14013928              $59,182.00      Aircraft
         20000             LB REC - Equipment       1549-14017524              $16,445.50      Aircraft
         20000             LB REC - Equipment       1549-14051158              $39,888.67      Aircraft
         20000             LB REC - Equipment       1549-14040835              $11,321.16      Aircraft
         20000             LB REC - Equipment       1549-14029297              $14,471.66      Aircraft
         20000             LB REC - Equipment       1549-14071310               $4,093.85      Aircraft

                                      A-12

         20000             LB REC - Equipment       1549-14044845              $15,264.42      Aircraft
         20000             LB REC - Equipment       1549-14053341              $42,306.55      Aircraft
         20000             LB REC - Equipment       1549-14062250              $22,064.32      Aircraft
         20000             LB REC - Equipment       1549-14053253              $49,289.04      Aircraft
         20000             LB REC - Equipment       1549-14059288              $22,094.82      Aircraft
         20000             LB REC - Equipment       1549-14079417              $20,302.01      Aircraft
         20000             LB REC - Equipment       1549-14049985              $40,745.91      Aircraft
         20000             LB REC - Equipment       1549-14050937              $48,875.78      Aircraft
         20000             LB REC - Equipment       1549-14045271               $6,555.47      Aircraft
         20000             LB REC - Equipment       1549-14041860              $10,220.63      Aircraft
         20000             LB REC - Equipment       1549-14035750              $20,204.00      Aircraft
         20000             LB REC - Equipment       1549-14076825              $11,361.54      Aircraft
         20000             LB REC - Equipment       1549-14047301              $53,425.18      Aircraft
         20000             LB REC - Equipment       1549-14049199              $31,870.89      Aircraft
         20000             LB REC - Equipment       1549-14017846              $24,245.74      Aircraft
         20000             LB REC - Equipment       1549-14033464              $32,635.37      Aircraft
         20000             LB REC - Equipment       1549-14081752               $4,437.71      Aircraft
         20000             LB REC - Equipment       1549-14061332              $14,675.59      Aircraft
         20000             LB REC - Equipment       1549-14029697              $28,059.42      Aircraft
         20000             LB REC - Equipment       1549-14029487              $34,914.20      Aircraft
         20000             LB REC - Equipment       1549-14039117              $15,947.13      Aircraft
         20000             LB REC - Equipment       1549-14050797              $26,237.18      Aircraft
         20000             LB REC - Equipment       1549-14040273              $53,980.96      Aircraft
         20000             LB REC - Equipment       1549-14033288              $20,167.76      Aircraft
         20000             LB REC - Equipment       1549-14033951              $25,201.07      Aircraft
         20000             LB REC - Equipment       1549-14032996              $25,325.79      Aircraft
         20000             LB REC - Equipment       1549-14032927              $57,880.57      Aircraft
         20000             LB REC - Equipment       1549-14053408              $14,231.79      Aircraft
         20000             LB REC - Equipment       1549-14047742              $52,142.52      Aircraft
         20000             LB REC - Equipment       1549-14050952              $39,878.54      Aircraft
         20000             LB REC - Equipment       1549-14016543              $10,712.90      Aircraft
         20000             LB REC - Equipment       1549-14017271              $17,039.66      Aircraft
         20000             LB REC - Equipment       1549-14024934              $15,075.27      Aircraft
         20000             LB REC - Equipment       1549-14049932              $48,350.09      Aircraft
         20000             LB REC - Equipment       1549-14056493              $46,739.27      Aircraft
         20000             LB REC - Equipment       1549-14034850              $13,728.21      Aircraft
         20000             LB REC - Equipment       1549-14059817              $43,479.60      Aircraft
         20000             LB REC - Equipment       1549-14052178              $23,889.88      Aircraft
         20000             LB REC - Equipment       1549-14034705              $19,844.56      Aircraft
         20000             LB REC - Equipment       1549-14027141              $23,442.45      Aircraft
         20000             LB REC - Equipment       1549-14023163              $43,885.03      Aircraft
         20000             LB REC - Equipment       1549-14083547               $8,091.66      Aircraft
         20000             LB REC - Equipment       1549-14042695              $33,787.25      Aircraft
         20000             LB REC - Equipment       1549-14045886               $7,237.08      Aircraft
         20000             LB REC - Equipment       1549-14029809              $39,036.67      Aircraft

                                      A-13

         20000             LB REC - Equipment       1549-14047105              $52,833.62      Aircraft
         20000             LB REC - Equipment       1549-14065030               $6,164.99      Aircraft
         20000             LB REC - Equipment       1549-14053851              $61,582.99      Aircraft
         20000             LB REC - Equipment       1549-14048163              $29,519.10      Aircraft
         20000             LB REC - Equipment       1549-14028910              $57,925.71      Aircraft
         20000             LB REC - Equipment       1549-14043185              $63,994.35      Aircraft
         20000             LB REC - Equipment       1549-14022542              $49,212.72      Aircraft
         20000             LB REC - Equipment       1549-14033003              $43,764.10      Aircraft
         20000             LB REC - Equipment       1549-14028446              $51,935.34      Aircraft
         20000             LB REC - Equipment       1549-14036988              $54,053.22      Aircraft
         20000             LB REC - Equipment       1549-14040491              $52,329.28      Aircraft
         20000             LB REC - Equipment       1549-14026322              $10,599.35      Aircraft
         20000             LB REC - Equipment       1549-14032581              $25,811.41      Aircraft
         20000             LB REC - Equipment       1549-14035244              $39,105.43      Aircraft
         20000             LB REC - Equipment       1549-14070254               $5,255.52      Aircraft
         20000             LB REC - Equipment       1549-14045874              $30,968.21      Aircraft
         20000             LB REC - Equipment       1549-14043534              $72,029.19      Aircraft
         20000             LB REC - Equipment       1549-14032896              $48,659.59      Aircraft
         20000             LB REC - Equipment       1549-14060126              $13,112.23      Aircraft
         20000             LB REC - Equipment       1549-14024147              $10,519.76      Aircraft
         20000             LB REC - Equipment       1549-14035498              $31,291.07      Aircraft
         20000             LB REC - Equipment       1549-14016849              $78,032.10      Aircraft
         20000             LB REC - Equipment       1549-14011768              $19,294.20      Aircraft
         20000             LB REC - Equipment       1549-14082045              $12,048.77      Aircraft
         20000             LB REC - Equipment       1549-14033576              $56,611.71      Aircraft
         20000             LB REC - Equipment       1549-14045117              $53,958.68      Aircraft
         20000             LB REC - Equipment       1549-14036354              $29,719.06      Aircraft
         20000             LB REC - Equipment       1549-14026626              $73,090.00      Aircraft
         20000             LB REC - Equipment       1549-14035718              $54,677.40      Aircraft
         20000             LB REC - Equipment       1549-14051191               $7,760.38      Aircraft
         20000             LB REC - Equipment       1549-14033485              $26,877.66      Aircraft
         20000             LB REC - Equipment       1549-14044784              $24,758.15      Aircraft
         20000             LB REC - Equipment       1549-14049934              $28,416.79      Aircraft
         20000             LB REC - Equipment       1549-14027667              $35,699.79      Aircraft
         20000             LB REC - Equipment       1549-14054504              $65,350.20      Aircraft
         20000             LB REC - Equipment       1549-14024298              $50,396.40      Aircraft
         20000             LB REC - Equipment       1549-14050591              $19,587.69      Aircraft
         20000             LB REC - Equipment       1549-14029747              $46,109.44      Aircraft
         20000             LB REC - Equipment       1549-14077617              $20,025.92      Aircraft
         20000             LB REC - Equipment       1549-14057595              $33,072.89      Aircraft
         20000             LB REC - Equipment       1549-14055644              $16,838.47      Aircraft
         20000             LB REC - Equipment       1549-14019244              $50,223.59      Aircraft
         20000             LB REC - Equipment       1549-14022099              $29,393.78      Aircraft
         20000             LB REC - Equipment       1549-14019488              $28,671.95      Aircraft
         20000             LB REC - Equipment       1549-14025863              $16,108.51      Aircraft

                                      A-14

         20000             LB REC - Equipment       1549-14029353              $24,669.75      Aircraft
         20000             LB REC - Equipment       1549-14046877              $15,426.96      Aircraft
         20000             LB REC - Equipment       1549-14057355              $19,647.31      Aircraft
         20000             LB REC - Equipment       1549-14053411              $36,883.08      Aircraft
         20000             LB REC - Equipment       1549-14057494              $34,590.82      Aircraft
         20000             LB REC - Equipment       1549-14052596              $22,726.04      Aircraft
         20000             LB REC - Equipment       1549-14043929              $79,533.55      Aircraft
         20000             LB REC - Equipment       1549-14046147              $37,902.28      Aircraft
         20000             LB REC - Equipment       1549-14041616              $20,347.01      Aircraft
         20000             LB REC - Equipment       1549-14044709              $47,912.40      Aircraft
         20000             LB REC - Equipment       1549-14026917              $31,561.55      Aircraft
         20000             LB REC - Equipment       1549-14027404              $23,140.20      Aircraft
         20000             LB REC - Equipment       1549-14036794              $54,024.67      Aircraft
         20000             LB REC - Equipment       1549-14035524              $38,905.53      Aircraft
         20000             LB REC - Equipment       1549-14033337              $53,188.22      Aircraft
         20000             LB REC - Equipment       1549-14022863              $19,384.51      Aircraft
         20000             LB REC - Equipment       1549-14054035              $21,682.86      Aircraft
         20000             LB REC - Equipment       1549-14057744              $16,378.65      Aircraft
         20000             LB REC - Equipment       1549-14040682              $36,731.07      Aircraft
         20000             LB REC - Equipment       1549-14056098              $19,598.58      Aircraft
         20000             LB REC - Equipment       1549-14024015              $58,747.88      Aircraft
         20000             LB REC - Equipment       1549-14020826              $23,711.57      Aircraft
         20000             LB REC - Equipment       1549-14035948              $41,498.89      Aircraft
         20000             LB REC - Equipment       1549-14056937              $19,546.66      Aircraft
         20000             LB REC - Equipment       1549-14047797              $30,395.37      Aircraft
         20000             LB REC - Equipment       1549-14038401              $18,690.78      Aircraft
         20000             LB REC - Equipment       1549-14045298              $19,586.47      Aircraft
         20000             LB REC - Equipment       1549-14063057              $15,935.83      Aircraft
         20000             LB REC - Equipment       1549-14023733              $28,644.71      Aircraft
         20000             LB REC - Equipment       1549-14037570              $33,657.20      Aircraft
         20000             LB REC - Equipment       1549-14014181              $15,489.59      Aircraft
         20000             LB REC - Equipment       1549-14024152              $15,935.19      Aircraft
         20000             LB REC - Equipment       1549-14050013              $50,632.19      Aircraft
         20000             LB REC - Equipment       1549-14048267              $31,587.05      Aircraft
         20000             LB REC - Equipment       1549-14079708              $11,905.06      Aircraft
         20000             LB REC - Equipment       1549-14035926              $27,874.78      Aircraft
         20000             LB REC - Equipment       1549-14048852              $18,215.24      Aircraft
         20000             LB REC - Equipment       1549-14056138              $30,370.31      Aircraft
         20000             LB REC - Equipment       1549-14037394              $36,722.25      Aircraft
         20000             LB REC - Equipment       1549-14028822              $24,595.90      Aircraft
         20000             LB REC - Equipment       1549-14039942              $26,996.71      Aircraft
         20000             LB REC - Equipment       1549-14043450              $18,049.00      Aircraft
         20000             LB REC - Equipment       1549-14025368              $37,204.57      Aircraft
         20000             LB REC - Equipment       1549-14034544              $36,193.10      Aircraft
         20000             LB REC - Equipment       1549-14059113              $32,165.85      Aircraft

                                      A-15

         20000             LB REC - Equipment       1549-14037984              $11,548.95      Aircraft
         20000             LB REC - Equipment       1549-14015824              $26,544.79      Aircraft
         20000             LB REC - Equipment       1549-14015983               $7,586.17      Aircraft
         20000             LB REC - Equipment       1549-14020748              $18,576.69      Aircraft
         20000             LB REC - Equipment       1549-14015293              $20,137.31      Aircraft
         20000             LB REC - Equipment       1549-14027871              $21,930.75      Aircraft
         20000             LB REC - Equipment       1549-14080044              $18,939.63      Aircraft
         20000             LB REC - Equipment       1549-14056541              $45,647.95      Aircraft
         20000             LB REC - Equipment       1549-14020253              $15,056.46      Aircraft
         20000             LB REC - Equipment       1549-14024951              $12,607.89      Aircraft
         20000             LB REC - Equipment       1549-14026235               $9,321.10      Aircraft
         20000             LB REC - Equipment       1549-14070248              $18,379.37      Aircraft
         20000             LB REC - Equipment       1549-14039622              $19,773.08      Aircraft
         20000             LB REC - Equipment       1549-14033760              $28,040.97      Aircraft
         20000             LB REC - Equipment       1549-14033212              $53,882.04      Aircraft
         20000             LB REC - Equipment       1549-14029065              $27,486.77      Aircraft
         20000             LB REC - Equipment       1549-14053182              $40,090.01      Aircraft
         20000             LB REC - Equipment       1549-14029752              $45,468.63      Aircraft
         20000             LB REC - Equipment       1549-14014480              $68,830.57      Aircraft
         20000             LB REC - Equipment       1549-14044775               $7,115.65      Aircraft
         20000             LB REC - Equipment       1549-14077460              $21,991.12      Aircraft
         20000             LB REC - Equipment       1549-14058145              $40,276.75      Aircraft
         20000             LB REC - Equipment       1549-14040536              $10,018.55      Aircraft
         20000             LB REC - Equipment       1549-14035166              $43,466.57      Aircraft
         20000             LB REC - Equipment       1549-14051234              $22,163.68      Aircraft
         20000             LB REC - Equipment       1549-14022628              $20,860.01      Aircraft
         20000             LB REC - Equipment       1549-14051168              $14,177.50      Aircraft
         20000             LB REC - Equipment       1549-14067888              $20,049.61      Aircraft
         20000             LB REC - Equipment       1549-14063338              $13,151.66      Aircraft
         20000             LB REC - Equipment       1549-14050512              $35,979.69      Aircraft
         20000             LB REC - Equipment       1549-14019752              $23,589.12      Aircraft
         20000             LB REC - Equipment       1549-14030144              $41,456.48      Aircraft
         20000             LB REC - Equipment       1549-14034690              $28,818.78      Aircraft
         20000             LB REC - Equipment       1549-14017569              $18,920.28      Aircraft
         20000             LB REC - Equipment       1549-14017632              $16,838.96      Aircraft
         20000             LB REC - Equipment       1549-14039124              $20,142.29      Aircraft
         20000             LB REC - Equipment       1549-14017130              $73,673.24      Aircraft
         20000             LB REC - Equipment       1549-14044652              $51,894.77      Aircraft
         20000             LB REC - Equipment       1549-14036974              $73,267.81      Aircraft
         20000             LB REC - Equipment       1549-14030263              $63,521.13      Aircraft
         20000             LB REC - Equipment       1549-14051696               $7,852.60      Aircraft
         20000             LB REC - Equipment       1549-14072801              $10,091.23      Aircraft
         20000             LB REC - Equipment       1549-14052058              $12,156.38      Aircraft
         20000             LB REC - Equipment       1549-14025557              $23,968.55      Aircraft
         20000             LB REC - Equipment       1549-14037650              $29,921.77      Aircraft

                                      A-16

         20000             LB REC - Equipment       1549-14064366               $2,990.04      Aircraft
         20000             LB REC - Equipment       1549-14059818              $81,547.12      Aircraft
         20000             LB REC - Equipment       1549-14035863              $25,270.01      Aircraft
         20000             LB REC - Equipment       1549-14021373              $35,930.24      Aircraft
         20000             LB REC - Equipment       1549-14050874              $20,224.41      Aircraft
         20000             LB REC - Equipment       1549-14053427               $6,016.92      Aircraft
         20000             LB REC - Equipment       1549-14031267              $12,473.43      Aircraft
         20000             LB REC - Equipment       1549-14057468              $26,098.03      Aircraft
         20000             LB REC - Equipment       1549-14038725              $54,055.47      Aircraft
         20000             LB REC - Equipment       1549-14037222              $19,861.35      Aircraft
         20000             LB REC - Equipment       1549-14031314              $25,991.20      Aircraft
         20000             LB REC - Equipment       1549-14030591              $33,375.74      Aircraft
         20000             LB REC - Equipment       1549-14068688              $12,740.65      Aircraft
         20000             LB REC - Equipment       1549-14064350              $17,160.33      Aircraft
         20000             LB REC - Equipment       1549-14052921              $21,644.08      Aircraft
         20000             LB REC - Equipment       1549-14052482              $47,307.15      Aircraft
         20000             LB REC - Equipment       1549-14038156              $41,405.95      Aircraft
         20000             LB REC - Equipment       1549-14033700              $18,406.68      Aircraft
         20000             LB REC - Equipment       1549-14055398              $17,523.75      Aircraft
         20000             LB REC - Equipment       1549-14045954              $24,021.40      Aircraft
         20000             LB REC - Equipment       1549-14027080              $14,839.49      Aircraft
         20000             LB REC - Equipment       1549-14057279              $17,368.10      Aircraft
         20000             LB REC - Equipment       1549-14019264              $41,396.67      Aircraft
         20000             LB REC - Equipment       1549-14019275              $22,330.86      Aircraft
         20000             LB REC - Equipment       1549-14049145              $40,949.30      Aircraft
         20000             LB REC - Equipment       1549-14038425              $47,285.18      Aircraft
         20000             LB REC - Equipment       1549-14032594              $35,692.12      Aircraft
         20000             LB REC - Equipment       1549-14017262              $43,738.25      Aircraft
         20000             LB REC - Equipment       1549-14059833              $23,640.99      Aircraft
         20000             LB REC - Equipment       1549-14049826              $29,102.64      Aircraft
         20000             LB REC - Equipment       1549-14014806              $19,249.73      Aircraft
         20000             LB REC - Equipment       1549-14032378              $33,540.39      Aircraft
         20000             LB REC - Equipment       1549-14042641              $45,230.53      Aircraft
         20000             LB REC - Equipment       1549-14023331              $14,553.42      Aircraft
         20000             LB REC - Equipment       1549-14065661              $15,058.53      Aircraft
         20000             LB REC - Equipment       1549-14035942              $40,052.47      Aircraft
         20000             LB REC - Equipment       1549-14040887              $63,530.10      Aircraft
         20000             LB REC - Equipment       1549-14036346              $25,790.40      Aircraft
         20000             LB REC - Equipment       1549-14011380              $60,727.66      Aircraft
         20000             LB REC - Equipment       1549-14047751              $19,611.53      Aircraft
         20000             LB REC - Equipment       1549-14050871              $83,465.93      Aircraft
         20000             LB REC - Equipment       1549-14046218              $31,564.22      Aircraft
         20000             LB REC - Equipment       1549-14031639              $45,071.04      Aircraft
         20000             LB REC - Equipment       1549-14031461              $21,901.46      Aircraft
         20000             LB REC - Equipment       1549-14031813              $23,424.85      Aircraft

                                      A-17

         20000             LB REC - Equipment       1549-14038721              $31,984.59      Aircraft
         20000             LB REC - Equipment       1549-14027661              $51,939.44      Aircraft
         20000             LB REC - Equipment       1549-14031413              $20,086.89      Aircraft
         20000             LB REC - Equipment       1549-14034641              $51,145.43      Aircraft
         20000             LB REC - Equipment       1549-14078833              $17,442.25      Aircraft
         20000             LB REC - Equipment       1549-14059469              $28,254.37      Aircraft
         20000             LB REC - Equipment       1549-14017566              $23,561.54      Aircraft
         20000             LB REC - Equipment       1549-14047486              $21,947.29      Aircraft
         20000             LB REC - Equipment       1549-14031459              $19,374.96      Aircraft
         20000             LB REC - Equipment       1549-14040530              $23,808.16      Aircraft
         20000             LB REC - Equipment       1549-14019827              $12,933.16      Aircraft
         20000             LB REC - Equipment       1549-14022915              $15,715.74      Aircraft
         20000             LB REC - Equipment       1549-14040457              $12,040.32      Aircraft
         20000             LB REC - Equipment       1549-14029550              $16,433.23      Aircraft
         20000             LB REC - Equipment       1549-14042242              $38,740.00      Aircraft
         20000             LB REC - Equipment       1549-14055829              $85,203.74      Aircraft
         20000             LB REC - Equipment       1549-14067442               $9,421.76      Aircraft
         20000             LB REC - Equipment       1549-14055798              $21,117.24      Aircraft
         20000             LB REC - Equipment       1549-14014505              $38,867.52      Aircraft
         20000             LB REC - Equipment       1549-79300744              $14,856.92      Aircraft
         20000             LB REC - Equipment       1549-14020234              $51,925.22      Aircraft
         20000             LB REC - Equipment       1549-14056055              $54,201.27      Aircraft
         20000             LB REC - Equipment       1549-79300062               $5,821.49      Aircraft
         20000             LB REC - Equipment       1549-14556265              $11,999.45      Aircraft
         20000             LB REC - Equipment       1549-14543268              $14,309.13      Aircraft
         20000             LB REC - Equipment       1549-14009079               $8,696.57      Aircraft
         20000             LB REC - Equipment       1549-14055406              $41,036.52      Aircraft
         20000             LB REC - Equipment       1549-14778005              $17,779.72      Aircraft
         20000             LB REC - Equipment       1549-14739309              $19,401.80      Aircraft
         20000             LB REC - Equipment       1549-14769920              $10,845.66      Aircraft
         20000             LB REC - Equipment       1549-14773719              $28,502.85      Aircraft
         20000             LB REC - Equipment       1549-14755350              $18,559.52      Aircraft
         20000             LB REC - Equipment       1549-14028099              $10,499.58      Aircraft
         20000             LB REC - Equipment       1549-14078355              $19,312.89      Aircraft
         20000             LB REC - Equipment       1549-14764704              $53,825.83      Aircraft
         20000             LB REC - Equipment       1549-14019826              $34,407.63      Aircraft
         20000             LB REC - Equipment       1549-14036966              $13,260.36      Aircraft
         20000             LB REC - Equipment       1549-14033959              $20,411.33      Aircraft
         20000             LB REC - Equipment       1549-14751554              $12,156.33      Aircraft
         20000             LB REC - Equipment       1549-14042528              $27,253.31      Aircraft
         20000             LB REC - Equipment       1549-14041800              $43,400.15      Aircraft
         20000             LB REC - Equipment       1549-14021235              $33,616.76      Aircraft
         20000             LB REC - Equipment       1549-14009850              $13,153.09      Aircraft
         20000             LB REC - Equipment       1549-14066405              $19,300.67      Aircraft
         20000             LB REC - Equipment       1549-14742754              $19,352.30      Aircraft

                                      A-18

         20000             LB REC - Equipment       1549-14006906               $9,440.54      Aircraft
         20000             LB REC - Equipment       1549-14004793              $25,365.56      Aircraft
         20000             LB REC - Equipment       1549-14047829              $15,621.60      Aircraft
         20000             LB REC - Equipment       1549-14056143              $12,631.34      Aircraft
         20000             LB REC - Equipment       1549-14048999              $26,457.04      Aircraft
         20000             LB REC - Equipment       1549-14057488              $15,874.09      Aircraft
         20000             LB REC - Equipment       1549-14042258              $80,772.52      Aircraft
         20000             LB REC - Equipment       1549-14021535              $83,533.33      Aircraft
         20000             LB REC - Equipment       1549-14775586              $51,043.37      Aircraft
         20000             LB REC - Equipment       1549-14774091              $36,195.32      Aircraft
         20000             LB REC - Equipment       1549-14795579              $20,458.20      Aircraft
         20000             LB REC - Equipment       1549-14738685              $21,022.00      Aircraft
         20000             LB REC - Equipment       1549-14798482               $4,589.76      Aircraft
         20000             LB REC - Equipment       1549-14057605              $18,568.01      Aircraft
         20000             LB REC - Equipment       1549-14030575              $25,720.38      Aircraft
         20000             LB REC - Equipment       1549-14035678              $21,556.07      Aircraft
         20000             LB REC - Equipment       1549-14016826               $4,586.32      Aircraft
         20000             LB REC - Equipment       1549-14775179              $21,780.29      Aircraft
         20000             LB REC - Equipment       1549-14051513              $46,013.91      Aircraft
         20000             LB REC - Equipment       1549-14033311              $20,503.32      Aircraft
         20000             LB REC - Equipment       1549-14738249              $11,137.39      Aircraft
         20000             LB REC - Equipment       1549-14075150               $7,354.29      Aircraft
         20000             LB REC - Equipment       1549-14055545              $22,324.44      Aircraft
         20000             LB REC - Equipment       1549-14024324              $17,117.17      Aircraft
         20000             LB REC - Equipment       1549-14035265              $51,315.09      Aircraft
         20000             LB REC - Equipment       1549-14760941              $27,523.45      Aircraft
         20000             LB REC - Equipment       1549-14036964               $3,125.18      Aircraft
         20000             LB REC - Equipment       1549-14054435              $13,333.85      Aircraft
         20000             LB REC - Equipment       1549-14056538              $55,965.24      Aircraft
         20000             LB REC - Equipment       1549-14042840              $23,276.40      Aircraft
         20000             LB REC - Equipment       1549-14035437              $22,668.00      Aircraft
         20000             LB REC - Equipment       1549-14015069              $47,835.82      Aircraft
         20000             LB REC - Equipment       1549-14784061              $17,634.39      Aircraft
         20000             LB REC - Equipment       1549-14042755              $17,772.48      Aircraft
         20000             LB REC - Equipment       1549-14056827              $32,322.36      Aircraft
         20000             LB REC - Equipment       1549-14046098              $35,723.94      Aircraft
         20000             LB REC - Equipment       1549-14739166              $21,485.17      Aircraft
         20000             LB REC - Equipment       1549-14012746              $51,667.17      Aircraft
         20000             LB REC - Equipment       1549-14060323              $34,698.34      Aircraft
         20000             LB REC - Equipment       1549-14029401              $38,302.55      Aircraft
         20000             LB REC - Equipment       1549-14753245              $26,329.35      Aircraft
         20000             LB REC - Equipment       1549-14797300              $54,791.00      Aircraft
         20000             LB REC - Equipment       1549-14772012              $22,722.33      Aircraft
         20000             LB REC - Equipment       1549-14049278              $19,648.64      Aircraft
         20000             LB REC - Equipment       1549-14055340               $8,018.34      Aircraft

                                      A-19

         20000             LB REC - Equipment       1549-14786472              $20,372.73      Aircraft
         20000             LB REC - Equipment       1549-14045200              $29,277.60      Aircraft
         20000             LB REC - Equipment       1549-14049747              $35,798.04      Aircraft
         20000             LB REC - Equipment       1549-14076548              $18,126.94      Aircraft
         20000             LB REC - Equipment       1549-14558673              $10,542.04      Aircraft
         20000             LB REC - Equipment       1549-79300998               $8,839.40      Aircraft
         20000             LB REC - Equipment       1549-14056212              $80,512.61      Aircraft
         20000             LB REC - Equipment       1549-14037013              $58,876.46      Aircraft
         20000             LB REC - Equipment       1549-14059230              $82,056.18      Aircraft
         20000             LB REC - Equipment       1549-14023417              $83,868.76      Aircraft
         20000             LB REC - Equipment       1549-14042215              $52,652.40      Aircraft
         20000             LB REC - Equipment       1549-14056843               $2,134.12      Aircraft
         20000             LB REC - Equipment       1549-14029294              $55,373.89      Aircraft
         20000             LB REC - Equipment       1549-14053365              $54,183.31      Aircraft
         20000             LB REC - Equipment       1549-14059761               $9,429.21      Aircraft
         20000             LB REC - Equipment       1549-14025921               $9,117.48      Aircraft
         20000             LB REC - Equipment       1549-14031505               $9,040.82      Aircraft
         20000             LB REC - Equipment       1549-14051655              $16,492.24      Aircraft
         20000             LB REC - Equipment       1549-14015056              $38,637.64      Aircraft
         20000             LB REC - Equipment       1549-14061300              $33,188.41      Aircraft
         20000             LB REC - Equipment       1549-14043042              $22,373.26      Aircraft
         20000             LB REC - Equipment       1549-14043135              $13,482.66      Aircraft
         20000             LB REC - Equipment       1549-14046156              $43,288.63      Aircraft
         20000             LB REC - Equipment       1549-79336864              $31,336.86      Truck
         20000             LB REC - Equipment       1549-79333553              $33,700.08      Truck
         20000             LB REC - Equipment       1549-79336812             $176,683.30      Truck
         20000             LB REC - Equipment       1549-79336799              $26,403.58      Truck
         20000             LB REC - Equipment       1549-79336863              $13,609.29      Truck
         20000             LB REC - Equipment       1549-79333069              $17,556.31      Truck
         20000             LB REC - Equipment       1549-79330049              $14,952.88      Truck
         20000             LB REC - Equipment       1549-79336804              $15,685.97      Truck
         20000             LB REC - Equipment       1549-79336843              $12,887.37      Truck
         20000             LB REC - Equipment       1549-79336842              $27,373.34      Truck
         20000             LB REC - Equipment       1549-79336840              $15,833.60      Truck
         20000             LB REC - Equipment       1549-79333412               $6,918.15      Truck
         20000             LB REC - Equipment       1549-79322242              $17,517.50      Truck
         20000             LB REC - Equipment       1549-79319686               $6,936.67      Truck
         20000             LB REC - Equipment       1549-79320386              $25,934.97      Truck
         20000             LB REC - Equipment       1549-79322479              $38,140.39      Truck
         20000             LB REC - Equipment       1549-79330459               $8,680.84      Truck
         20000             LB REC - Equipment       1549-79321990              $74,344.28      Truck
         20000             LB REC - Equipment       1549-79336866              $21,973.30      Truck
         20000             LB REC - Equipment       1549-79336865              $10,715.61      Truck
         20000             LB REC - Equipment       1549-79336808              $21,623.49      Truck
         20000             LB REC - Equipment       1549-79336828              $16,368.11      Truck

                                      A-20

         20000             LB REC - Equipment       1549-79336825              $43,723.37      Truck
         20000             LB REC - Equipment       1549-79336824              $70,422.90      Truck
         20000             LB REC - Equipment       1549-79336822              $51,543.35      Truck
         20000             LB REC - Equipment       1549-79336829              $52,132.86      Truck
         20000             LB REC - Equipment       1549-79336855             $153,973.55      Truck
         20000             LB REC - Equipment       1549-79336826              $41,315.81      Truck
         20000             LB REC - Equipment       1549-79335760              $88,761.53      Truck
         20000             LB REC - Equipment       1549-79332382              $76,873.75      Truck
         20000             LB REC - Equipment       1549-79336878             $250,400.86      Truck
         20000             LB REC - Equipment       1549-79336803              $48,631.02      Truck
         20000             LB REC - Equipment       1549-79336801              $67,149.87      Truck
         20000             LB REC - Equipment       1549-79336809              $31,868.41      Truck
         20000             LB REC - Equipment       1549-79336814              $25,473.05      Truck
         20000             LB REC - Equipment       1549-79336813              $59,476.60      Truck
         20000             LB REC - Equipment       1549-79336811              $55,906.18      Truck
         20000             LB REC - Equipment       1549-79336797              $53,674.62      Truck
         20000             LB REC - Equipment       1549-79334870             $145,596.21      Truck
         20000             LB REC - Equipment       1549-79336862              $42,977.86      Truck
         20000             LB REC - Equipment       1549-79336861              $12,497.94      Truck
         20000             LB REC - Equipment       1549-79336860              $37,752.22      Truck
         20000             LB REC - Equipment       1549-79336859              $16,768.86      Truck
         20000             LB REC - Equipment       1549-79336858              $49,588.37      Truck
         20000             LB REC - Equipment       1549-79336857              $38,565.06      Truck
         20000             LB REC - Equipment       1549-79336835              $53,773.85      Truck
         20000             LB REC - Equipment       1549-79333792              $63,275.73      Truck
         20000             LB REC - Equipment       1549-79331843              $44,668.16      Truck
         20000             LB REC - Equipment       1549-79321792              $57,951.37      Truck
         20000             LB REC - Equipment       1549-79336877              $33,250.00      Truck
         20000             LB REC - Equipment       1549-79336876              $21,671.50      Truck
         20000             LB REC - Equipment       1549-79336874              $90,728.79      Truck
         20000             LB REC - Equipment       1549-79336873              $30,579.33      Truck
         20000             LB REC - Equipment       1549-79336872              $13,901.70      Truck
         20000             LB REC - Equipment       1549-79336870               $9,047.43      Truck
         20000             LB REC - Equipment       1549-79336846              $50,166.60      Truck
         20000             LB REC - Equipment       1549-79336844             $117,825.45      Truck
         20000             LB REC - Equipment       1549-79336841              $39,526.12      Truck
         20000             LB REC - Equipment       1549-79336839               $9,546.86      Truck
         20000             LB REC - Equipment       1549-79336838             $107,381.07      Truck
         20000             LB REC - Equipment       1549-79336819              $53,922.50      Truck
         20000             LB REC - Equipment       1549-79333593              $24,185.72      Truck
         20000             LB REC - Equipment       1549-79332372              $73,620.08      Truck
         20000             LB REC - Equipment       1549-79330370              $54,674.83      Truck
         20000             LB REC - Equipment       1549-79318926              $47,166.98      Truck
         20000             LB REC - Equipment       1549-79302370               $5,350.96      Truck
         20000             LB REC - Equipment       1549-79300422               $9,547.20      Truck

                                      A-21

         20000             LB REC - Equipment       1549-79336848              $26,249.47      Truck
         20000             LB REC - Equipment       1549-79336847              $56,984.34      Truck
         20000             LB REC - Equipment       1549-79336834              $54,928.55      Truck
         20000             LB REC - Equipment       1549-79336833              $42,069.31      Truck
         20000             LB REC - Equipment       1549-79336562              $62,317.63      Truck
         20000             LB REC - Equipment       1549-79333719              $71,147.15      Truck
         20000             LB REC - Equipment       1549-79330673              $16,548.31      Truck
         20000             LB REC - Equipment       1549-79330363              $73,302.71      Truck
         20000             LB REC - Equipment       1549-79321538              $26,892.01      Truck
         20000             LB REC - Equipment       1549-79336802              $31,385.42      Truck
         20000             LB REC - Equipment       1549-79319428              $18,092.33      Truck
         20000             LB REC - Equipment       1549-79336410              $95,544.26      Truck
         20000             LB REC - Equipment       1549-79336820              $52,668.35      Truck
         20000             LB REC - Equipment       1549-79332393              $33,026.53      Truck
         20000             LB REC - Equipment       1549-79320956              $52,348.55      Truck
         20000             LB REC - Equipment       1549-79336869              $27,453.59      Truck
         20000             LB REC - Equipment       1549-79336868              $28,126.67      Truck
         20000             LB REC - Equipment       1549-79336867              $62,933.94      Truck
         20000             LB REC - Equipment       1549-79333316              $10,819.72      Truck
         20000             LB REC - Equipment       1549-79336818               $9,399.36      Truck
         20000             LB REC - Equipment       1549-79336810              $13,145.05      Truck
         20000             LB REC - Equipment       1549-79336854              $40,098.38      Truck
         20000             LB REC - Equipment       1549-79336853              $14,031.43      Truck
         20000             LB REC - Equipment       1549-79336852              $59,834.30      Truck
         20000             LB REC - Equipment       1549-79336850              $37,753.70      Truck
         20000             LB REC - Equipment       1549-79318701              $56,675.18      Truck
         20000             LB REC - Equipment       1549-79336849              $14,352.24      Truck
         20000             LB REC - Equipment       1549-79336871              $33,009.57      Truck
                                                                           $15,499,063.21

                                                Outstanding as of 1/28    ($14,100,000.00)





             Lease number                       Remaining Receivable                     Remaining Unearned

               7225863                                   55310                                 2594.15
               7225753                                   94459.3                               4774.27
               7226352                                  108991.1                               5507.33
               7226505                                    3179                                   79.19
               7228342                                   14227.07                               797.78
               7227494                                  796521.46                             80609.98
               7228336                                   23179.42                               920.34
               7228684                                   14756                                  945.53
               7229712                                   49392.75                              2116.33
               7229721                                   46249.92                              2672.96
               7231610                                    9241.92                               344.63
               7232507                                   64673.07                              2518.12
               7232294                                  215611.2                              20598.98
               7232426                                   48253.09                              4895.33
               7232302                                   73037.91                              5873.76
              40277605/1                                201697.12                             27152.1
              40289009/1                                208473.51                             36781.41
              40278814/1                                 63364                                 2461.56
              40280921/1                                 24864                                 1197.66
              40287021/1                                 68143.5                               5515.72
              40295210/1                                 54980.28                              4870.14
              40297778/1                                165265.65                             20131.85
              40297904/1                                237498.92                             28930.89
              40300734/1                                205309.8                              37062.69
               7229730                                   27750                                 1603.79
              40052019/1                                136606.42                             18128.86
              40070200/1                                194748.18                             29495.85
              40080391/1                                  1844.69                               177.97
              40093148/1                                 73854.8                               5811.52
              40096162/1                                145659.16                             23229.12
              40096549/1                                145659.15                             23229.12
              40100316/1                                 67320.39                              5113.27
              40102360/1                                186465.2                              25466.07
              40106363/1                                129642.37                              9862.98
              40118194/1                                 92241.22                              6239.27
              40118861/1                                352274.23                             29519.03
              40124245/1                                176108.1                              18333.01
              40126130/1                                 52847.84                              2371.16
              40126211/1                                 35734.5                               4220.56
              40081991/1                                 25032.24                              1599.14
              40136938/1                                 88620.22                              9277.57
              40148583/1                                 13449.15                               511.72
              40150859/1                                197426.15                             28962.33
              40150992/1                                 10374.54                               591.91
              40152517/1                                206539.85                             29760.3

                                      A-23

              40159233/1                                195078.51                             23242.71
              40161393/1                                  6781.59                               277.76
              40161659/1                                196258.32                             32814.56
              40161870/1                                  6020.85                               197.8
              40170591/1                                168038.84                             24733.21
              40172694/1                                 57456                                 3996.33
              40172758/1                                 98413.65                             10389.86
              40177114/1                                 28266.88                              2220.03
              40181147/1                                 15040                                 1320.84
              40192185/1                                     0                                    0
              40201325/1                                167118.1                              17819.97
              40201474/1                                418229.12                             44450.38
              40206445/1                                  8723.75                               562.98
              40206542/1                                221664.19                             34592.87
              40210433/1                                 60099.69                              4258.68
              40210478/1                                     0                                    0
              40212574/1                                 49104.64                              4901.05
              40219950/1                                 40715.24                              2132.68
              40232990/1                                 15901.02                              1481.6
              40233066/1                                 15901.02                              1481.6
              40233125/1                                126935.34                             16023.83
              40251394/1                                187048.58                             29339.6
              40256331/1                                102549.16                              5534.34
              40256544/1                                 56398.86                              3067.48
              40256637/1                                 68480.86                              2327.41
              40258919/1                                 91470.37                              9639.58
              40260688/1                                 39518.29                               974.14
              40260937/1                                119748.64                             11331.18
              40269549/1                                 15901.02                              1591.87
              40273695/1                                 91426                                 6418.27
              40307105/1                                 16784.41                              1711.79
              40307213/1                                 16784.41                              1711.79
              40310398/1                                 76954.2                               6875.18
              40310685/1                                 65823.47                              4896.66
              40314720/1                                234444.05                             37099.69
              40316681/1                                 51298.8                               4583.5
              40316745/1                                 37191                                 4215.82
              40317966/1                                  8992.32                               859.32
              40346333/1                                 41968.24                              3789.99
              40351184/1                                104121.9                               8312.99
              40361707/1                                212460.38                             34342.44
              40365976/1                                 40097.5                               1769.95
              40370361/1                                339734.07                             37239.42
              40372715/1                                 56628.62                              8992.92
              40382897/1                                 19579.77                              1485.18
              40390522/1                                161833.98                             12004.83

                                      A-24

              40400651/1                                 77922.72                              4226.16
              40403047/1                                223389.9                              14422.37
              40403811/1                                207790.66                             31237.11
              40409126/1                                 71747.6                               4540.92
              40411396/1                                 98111.19                              9530.7
              40412031/1                                 23546.9                               1964.59
              40424037/1                                 32875.18                              1822.34
              40431321/1                                 24883.95                              2187.57
              40436305/1                                 45503.76                              4644.33
              40442061/1                                 30600.24                              2525.98
              40443516/1                                389157.65                             52846.63
              40446186/1                                 40820.77                              3742.09
              40454238/1                                 19055.4                               1624.81
              40454320/1                                 18476.4                               1035.9
              40456607/1                                 41470                                 4921.6
              40457067/1                                 41069.38                              3905.52
              40460238/1                                121633.2                              13784.54
              40461811/1                                 22418.26                              1998.01
              40462946/1                                 40420.84                              4001.78
              40465881/1                                 23546.9                               2157.95
              40465921/1                                214139.51                             31355.99
              40473608/1                                 18563.07                              2124.28
              40476516/1                                 13571.53                              1445.3
              40478087/1                                 91177.59                             10700.02
              40484698/1                                 38780.3                               4369.19
              40487503/1                                195906.81                             29228.2
              40491579/1                                 90687.24                              8205.28
              40493811/1                                 18563.07                              2124.28
              40493917/1                                 47299.2                               4922.73
              40494172/1                                 35356.6                               3735.66
              40494221/1                                 14681.79                              1545.14
              40499039/1                                 35282.02                              3923.27
              40505536/1                                 66562.34                              5819.94
              40510763/1                                 50813.72                              4919.47
              40512609/1                                860697.2                             106687.17
              40513452/1                                191178.72                             29099.75
              40513626/1                                 66890.04                              5962.36
              40516351/1                                 76164.18                              6258.61
              40516910/1                                 57233.66                              4561.79
              40524960/1                                 46721.46                              3987.37
              40528924/1                                738098.4                             104725.08
              40532722/1                                 37219.9                               2531.24
              40538066/1                                 44467.25                              5809.64
              40540849/1                                 22987.2                               1282.23
              40536186/1                                210026.67                             33577.69
              40544258/1                                223500.13                             18159.13

                                      A-25


              40546786/1                                195349.52                             30168.43
              40546901/1                                798859.13                            118726.03
              40546981/1                               4048306.99                            580976.72
              40547111/1                                 40691.2                               4486
              40550772/1                                188725.66                             22824.58
              40550820/1                                312812.64                             33790.22
              40550931/1                                 14202.44                                 0
              40550957/1                                  7811.3                                  0
              40553078/1                                129409.95                             12343.38
              40556751/1                                 61002.6                               7672.77
              40557492/1                                242950.32                             21951.29
              40558407/1                                 62437.1                               5457.39
              40558565/1                                381913.95                             47079.13
              40558769/1                                 39531                                 3604.23
              40559035/1                                799102.5                             131746.04
              40561261/1                                202428.95                             26089.97
              40561300/1                                628496                                75586.88
              40561473/1                                113634.65                             12505.2
              40561616/1                                 45105.6                               5558.26
              40561660/1                                 41263.75                              4066.23
              40561714/1                                189198.8                              30072.18
              40564964/1                                712259.46                             91758.11
              40567629/1                                 43865.79                              4118.95
              40567778/1                                 28473.96                              1451.83
              40573652/1                                 60493.91                              4580.97
              40573713/1                                219500.84                             35917.56
              40574139/1                                 39183.53                              4566.35
              40574218/1                                 83192.72                              6261.81
              40573806/1                                151072.48                              9622.19
              40575311/1                                283653.3                              55083.46
              40575748/1                                 37857.77                              2859.88
              40576037/1                                441012                                21651.68
              40576057/1                                 20187.84                              2111.49
              40576074/1                                130806.26                              8296.82
              40577264/1                                166439.3                              26796.7
              40577310/1                                  2000                                  402.63
              40577413/1                                422744.75                             47936.96
              40577477/1                                192321.6                              29298.47
              40577505/1                                421472.96                             65661.35
              40577836/1                                174649                                23621.86
              40580466/1                                 42222.18                              5203.84
              40580850/1                                136072.32                             15058.16
              40583147/1                                 29722.8                               2736.58
              40588592/1                                163088.25                             13375.68
              40595541/1                                 16701.29                              2050.12
              40601034/1                                 38838.72                              3861.86

                                      A-26


              40601343/1                                109089                                10125.28
              40604636/1                                481296                                67660.84
              40612631/1                                 29456.16                              3515.51
              40629185/1                                 16819.67                              1721.59
              40635211/1                                 44340.26                              5353.95
              40635324/1                                 44015.75                              4656.93
              40640698/1                                 41892                                 4619.46
              40652227/1                                 59787.6                               6310.56
              40658071/1                                130480.2                              12936.8
              40658188/1                                 48650.32                              5548.55
              40661318/1                                     0                                    0
              40661419/1                                 46575.3                               4420.83
              40661935/1                                 44880                                 4264.76
              40666662/1                                336036.6                              51092.24
              40669106/1                                     0                                    0
              40671976/1                                 46783.71                              4920.59
              40678896/1                                 39020.25                              3866.77
              40679401/1                                 10558                                 1061.63
              40682727/1                                221264.4                              35487.47
              40684518/1                                 50090.18                              3612.05
              40684634/1                                 45549.84                              5401.46
              40690035/1                                 45470.16                              3697.15
              40698959/1                                220239                                35630.54
              40704956/1                                 11064.82                              1133.59
              40705081/1                                 84998.73                              7263.77
              40708492/1                                 47740                                 4666.41
              40710595/1                                 13542.75                              1700.41
              40713450/1                                 25390.72                              2297.9
              40717173/1                                 51258.58                              5612.6
              40719657/1                                 53269.23                              6095.81
              40719943/1                                 57424.32                              6803.59
              40721699/1                                 25129.4                               5723.22
              40725676/1                                 25045.16                              2005.32
              40730342/1                                 47059.65                              5388.69
              40730566/1                                 80706.24                             10769.18
              40738551/1                                 49103.84                             10442.11
              40739349/1                                233640.4                              32465.12
              40741520/1                                690211.32                             82251.72
              40741825/1                                218638.56                             36457.38
              40744049/1                                 47975.75                              5246.72
              40747852/1                                447484.97                             65458.55
              40750049/1                                126010.22                             18303.04
              40755260/1                                402713.1                              60345.38
              40756890/1                                192480.08                             26392.04
              40760648/1                                137208.51                             20364.99
              40760612/1                                104738.56                             16771.39

                                      A-27


              40760990/1                                 12465.9                               1540.92
              40761474/1                                  3834.7                                283.59
              40761521/1                                254370.63                             52755.66
              40761649/1                                 75085.76                             11252.18
              40762905/1                                106317.19                             12074.6
              40768455/1                                  4494.32                                 0
              40768604/1                                  5685.84                               168.37
              40768747/1                                  5685.84                               168.37
              40770958/1                                  4781.63                               289.33
              40771136/1                                198645                                30866.62
              40773254/1                                 52730.44                              6420.02
              40773688/1                                190972.56                             23788.51
              40776169/1                                 43708                                 5103.42
              40778622/1                                210691.17                             39241.86
              40778862/1                                 11760.56                              1799.93
              40781626/1                                 39000.6                               2811.56
              40783482/1                                 40859.1                               4144.3
              40783700/1                                 88255.36                              7798.88
              40788018/1                                 34866.9                               5341.12
              40788178/1                                 43139.98                              4641.5
              40788370/1                                  2177.46                                 0
              40788458/1                                  2177.46                                 0
              40790642/1                                  2608.92                               138.22
              40792058/1                                 10056                                  490.87
              40791009/1                                 62931.35                              7483.28
              40796789/1                                 40304.73                              4013.19
              40798540/1                                 14606.48                              1469.58
              40800926/1                                 48905.64                              5169.26
              40801005/1                                 11234.74                              1393.21
              40801050/1                                 84863.36                              8545.34
              40795922/1                                 41701.77                              3731.43
              40803342/1                                166738.38                             11198.8
              40803614/1                                 56216.5                               6926.75
              40803898/1                                 70326.81                              7457.52
              40806752/1                                 91140                                 9276.36
              40806785/1                                 56411.6                               6328.1
              40807347/1                                 32495.96                              3953.19
              40811585/1                                 26463.15                              2811.58
              40811753/1                                 73426.16                              7810.53
              40811897/1                                 41175                                 6339.27
              40811957/1                                 51850                                 8215.36
              40812258/1                                 81080.81                              8378.14
              40812561/1                                  6633.48                               229.42
              40812637/1                                  6633.48                               229.42
              40812710/1                                  6446.58                               222.99
              40812769/1                                  6446.58                               222.99

                                      A-28


              40814559/1                                 50182.72                              6041.5
              40816241/1                                357529.28                             24702.36
              40816418/1                                 55934.72                              6184.27
              40816337/1                                 52914.39                              8632
              40823205/1                                 54100.79                              6729.81
              40823274/1                                 49037.33                              5830.35
              40828783/1                                 60380.14                              7269.96
              40828849/1                                 47438.68                              6276.14
              40828992/1                                 23672.84                              3388.23
              40832059/1                                138137.04                              9453.17
              40834192/1                                 48604.92                              5661.84
              40837915/1                                262252.56                             40286.55
              40843056/1                                554582                                92079.18
              40845198/1                                114621.6                              11680.2
              40845365/1                                 64544.04                              6084.77
              40848800/1                                 12171.6                               1624.41
              40849006/1                                 36536.2                               2849.44
              40849082/1                                 42700                                 6339.27
              40850708/1                                 93725.42                              8163.53
              40850855/1                                 45983.07                              4826.13
              40851231/1                                 62103.21                              7385.74
              40851560/1                                 57085.5                               6429.13
              40853420/1                                 51491.54                              5578.7
              40853480/1                                 90314.99                              9621.96
              40853601/1                                 53370.5                               8215.36
              40857565/1                                175756.48                             25898.12
              40858333/1                                 58208.39                              6375.58
              40858675/1                                511449.22                             74970.74
              40860317/1                                 68983.2                               6406.06
              40860501/1                                 82892.04                             10120.62
              40860757/1                                 53722.73                              6412.7
              40860776/1                                 48156.16                              8197.72
              40861463/1                                 25749.66                              2739.44
              40863328/1                                 66559.93                              8031.09
              40863410/1                                 50935.04                              8594
              40863455/1                                 50785.09                              6808.18
              40863748/1                                283953.14                             55522.13
              40863720/1                                 47850                                 5592.04
              40866148/1                                 23887.06                              2099.86
              40866245/1                                 48754.44                              6359.93
              40863900/1                                 49098.9                               6357.23
              40869484/1                                222055.32                             25750.58
              40869648/1                                 52878.87                              6152.66
              40873304/1                                 34513.56                              5566.54
              40874948/1                                 98683.17                             13550.92
              40856858/1                                123405.4                              14502.51

                                      A-29


              40880105/1                                 12225.7                               1573.82
              40880170/1                                 50750.87                              6314.95
              40880240/1                                 44225                                 6698.08
              40883608/1                                 67913.1                               7405.33
              40884187/1                                354043.7                              44319.69
              40886382/1                                 30146.1                               2724.71
              40889410/1                                 15240.4                               1799.21
              40892027/1                                  8641.58                               769.85
              40892177/1                                 36536.2                               2782.2
              40895133/1                                 30146.1                               2724.71
              40903074/1                                 47703.04                              2602.02
              40903172/1                                 80036.4                               8204.52
              40903250/1                                 40432.96                              4620.74
              40891954/1                                 21453.87                              2646.93
              40919944/1                                 48678.37                              6190.74
              40920075/1                                 88366.5                              11700.28
              40923094/1                                 57324.76                              8115.84
              40925614/1                                 48295.41                              6471.74
              40925725/1                                 70873.44                              8820.91
              40928012/1                                 23995.44                              1295.62
              40933343/1                                 58833.92                              7895.18
              40933421/1                                 18462.9                               2222.27
              40933404/1                                 53393.4                               6509.49
              40937971/1                                127036.86                              9328.53
              40938349/1                                152885.13                             14955.47
              40939034/1                                500350.5                              72807.73
              40940702/1                                 52447.66                              6189.19
              40940835/1                                 46081                                 6053.07
              40941734/1                                240300                                42856.25
              40942273/1                                149468.28                              7043.73
              40943453/1                                 27114.9                               2946.63
              40943609/1                                 68641.51                              7863.8
              40944025/1                                 38273.4                               4805.12
              40944168/1                                 32406.74                              3142.79
              40944283/1                                102351.68                             13256.32
              40944516/1                                 58465.77                              7209.05
              40945511/1                                 16515.87                              2046.28
              40947341/1                                 59922.06                              7333.67
              40947560/1                                 46917.25                              3631.99
              40947621/1                                 22436.12                              1993.77
              40947901/1                                 71384.23                              8584.26
              40949204/1                                 37143.2                               2998.99
              40949342/1                                 42556.34                              5194.54
              40951288/1                                127040                                19814.91
              40951658/1                                 12577.32                              1656.13
              40951741/1                                 12577.32                              1656.13

                                      A-30


              40954345/1                                 73285.52                              9219.5
              40957460/1                                  2419.72                                 0
              40959801/1                                275087.96                             52401.26
              40962137/1                                 33364.4                               3166
              40962808/1                                161851.92                             26993.63
              40964383/1                                309871.04                             33864.77
              40964493/1                                 45675.63                              4129.11
              40964565/1                                 11078.78                              1555.76
              40966675/1                                372346.67                             28765.47
              40966820/1                                217421.76                             26405.75
              40966896/1                                100335.23                             18394.22
              40969442/1                                 63102.94                              4582.41
              40969601/1                                 66771                                 8307.85
              40971504/1                                 27692.8                               3693
              40971554/1                                 13312                                 1761.55
              40971611/1                                 65216                                 9598.03
              40972313/1                                259881.05                             41872.26
              40972362/1                                752014.45                            124022.4
              40973788/1                                  9522                                  936.43
              40976796/1                                 11078.78                              1530.87
              40978880/1                                 63912.96                              5313.78
              40979340/1                                 87895.5                              10679.76
              40981789/1                                 12049.52                              1690.71
              40981846/1                                 12049.52                              1690.71
              40982314/1                                 43352.26                              5825.34
              40987728/1                                219450                                38340.49
              40990348/1                                 58122.83                              7483.07
              40995801/1                                 55523.93                              6313.77
              40995876/1                                 38704.68                              3202.17
              40996644/1                                 68513.38                              5739.91
              40997215/1                                242031.16                             11929.94
              41003734/1                                252815                                43067.01
              41003993/1                                183330                                30247.88
              41004402/1                                116792.4                               8698.65
              41007456/1                                 92678.48                              9046.48
              41007686/1                                 68454.44                              7981.62
              41008753/1                                 29463.39                              3364.84
              41010405/1                                 33236.65                              4472.04
              41010438/1                                214480.94                             20277.29
              41010613/1                                250213.2                              27253.43
              41010818/1                                 43032.1                               5299.27
              41011905/1                                 29498.9                               1725.29
              41014685/1                                 66856.35                              8260.17
              41015101/1                                333426.25                             28597.27
              41015387/1                                 24594.5                               2279.84
              41015414/1                                 11436.16                              1632.25

                                      A-31


              41017563/1                                205580.37                             28055.81
              41017758/1                                116954.63                             13850.48
              41017902/1                                 80281.17                              8610.59
              41017977/1                                 48420                                 7671.9
              41020382/1                                 47591.1                               5236.93
              41020854/1                                 24594.5                               2224.53
              41020937/1                                 11436.16                              1609.56
              41023432/1                                252780.18                             43043.38
              41023966/1                                 57277.11                              7122.19
              41025159/1                                 39743.63                              3927.94
              41028196/1                                274050                                52837.08
              41030598/1                                151009.65                             20337.69
              41032732/1                                 46158.38                              5699.66
              41039791/1                                 48490.88                              6171.32
              41042170/1                                101142.03                             10201.83
              41042567/1                                 49189.14                              4151.36
              41042608/1                                 49189.14                              4229.35
              41045185/1                                 61244.76                             15531.45
              41047579/1                                 53971.52                              5328.3
              41050696/1                                 58077.88                              7839.31
              41050870/1                                 63571.53                              8213.27
              41052653/1                                 24875.29                              2392.6
              41055474/1                                 49598.58                              5528.6
              41055800/1                                468000                                46271.97
              41057075/1                                373961.6                              35055.72
              41059499/1                                258210                                49024.07
              41060755/1                                106829.12                             12616.11
              41061555/1                                 45125.21                              6343.87
              41064024/1                                 70581.2                               6506.37
              41067486/1                                276712.2                              50337.69
              41067545/1                                242580                                45931.19
              41069815/1                                 -5550.89                              2473.45
              41072333/1                                 13264                                  939.34
              41073144/1                                282750                                51768.64
              41075393/1                                 57750                                 6337.54
              41075531/1                                 63700                                 7941.01
              41075891/1                                 35490                                 3505.06
              41075931/1                                 35490                                 3505.06
              41075949/1                                 35490                                 3505.06
              41075981/1                                 35490                                 3505.06
              41076023/1                                 35490                                 3505.06
              41076044/1                                 35490                                 3505.06
              41078761/1                                 58250.28                              7442.61
              41079238/1                                279315.75                             39278.14
              41084518/1                                742690                               127912.89
              41086464/1                                 75911.77                             10144.23

                                      A-32


              41088962/1                                250441.28                             35415.75
              41089220/1                                 46820.07                              5971.81
              41089310/1                                 13812.88                               978.16
              41091732/1                                 97431.42                             12739.41
              41093854/1                                336397.6                              74129.91
              41096825/1                                282307.44                             52758.65
              41097464/1                                 22125.42                              1480.03
              41098318/1                                527636.12                            107543.69
              41098708/1                                251806.42                             51355.41
              41145436/1                                 65739.45                              7674.16
              41147306/1                                140201.72                             17414.96
              41147588/1                                 65640.96                              8615.67
              41147730/1                                 13994.97                              1973.86
              41147772/1                                 13994.97                              1961.75
              41147795/1                                 13994.97                              1946.01
              41148044/1                                268733.67                             55638.22
              41151077/1                                 59528.64                              6632.44
              41151303/1                                223079                                40627.38
              41154807/1                                 49089.75                              6848.21
              41154939/1                                277085.55                             31723.89
              41156156/1                                545345.4                             108943.74
              41157845/1                                 34659.03                              4281.3
              41160066/1                                 54211.8                               3696.21
              41160256/1                                249011.4                              24385.19
              41160802/1                                 65107.28                              8469.91
              41162241/1                                 47167.04                              7478.43
              41162365/1                                 13585.04                              1802.13
              41164920/1                                160198.5                              16929.37
              41165080/1                                 50787.38                              7038.47
              41165099/1                                 25841.35                              3777.15
              41167352/1                                 98179.5                              13512.27
              41167474/1                                 96291.4                              11362.57
              41171738/1                                 26436.33                              2479.94
              41172319/1                                187906.62                             21324.22
              41174153/1                                 48572.37                              7383.3
              41174396/1                                 10721.48                                 0
              41174713/1                                 63750                                 7810.59
              41174758/1                                 63750                                 7810.59
              41174875/1                                 13984.6                               1978.84
              41175015/1                                 98179.5                              13389.73
              41175802/1                                 53698.5                               7425.53
              41177951/1                                130567.5                              18314.61
              41181166/1                                163467.98                             43150.72
              41183026/1                                 50281.65                              7729.75
              41187693/1                                 12484.8                               1630.52
              41187772/1                                 34529.46                              3364.35

                                      A-33


              41187967/1                               1293575                               223036.66
              41189747/1                                113172.5                              12788.24
              41189934/1                                394912.7                              50761.87
              41190053/1                                256966.15                             46132.11
              41190080/1                                288395.45                             37070.15
              41190819/1                                 68328.44                              8718.11
              41191536/1                                192860.92                             20906.52
              41192185/1                                 37837.8                               4433.72
              41194980/1                                182414.16                             20793.79
              41195231/1                                 46785.28                              5607.26
              41195295/1                                 46785.28                              5607.26
              41197380/1                                 72037.16                              9277.09
              41199400/1                                  5787.99                               450.64
              41202198/1                                 61768.08                              7400.56
              41202301/1                                 37140.26                              3096.76
              41204694/1                                 67573.98                              8776.46
              41204769/1                                 70270.18                              9602.76
              41205159/1                                 60148.9                               7162.09
              41210280/1                                 51638.68                              8537.83
              41210739/1                                 70374                                 8930.32
              41210837/1                                109850.4                              11838.97
              41211003/1                                 90234.87                             13485.1
              41211146/1                                 33230.05                              4665
              41212194/1                                274566.86                             52601.43
              41213407/1                                 63625.32                              8753.13
              41216082/1                                318312                                35543.39
              41222580/1                                 51003.72                              6625.71
              41222667/1                                549781.68                             54236.23
              41222731/1                                273341.52                             31028.51
              41225051/1                                 63784.52                              7263.25
              41225384/1                                 65762.98                              7488.44
              41225786/1                                107299.9                              12673.16
              41226303/1                                114928.5                              14166.92
              41228318/1                                 24928.96                              2598.54
              41236582/1                                 44754.66                              4723.1
              41240106/1                                 65444.75                              8151.86
              41242588/1                                 99779.75                             12342.56
              41245379/1                                 82245.1                              10258.92
              41245795/1                                277223.45                             40228.23
              41252783/1                                314975.24                             33947.25
              41256606/1                                 42023.53                              4145.75
              41257357/1                                 51902.24                              4126.89
              41262026/1                                306944.28                             32822.65
              41262157/1                                 73325                                10963.56
              41262196/1                                 73325                                10963.56
              41264400/1                                 17925.6                               1123.29

                                      A-34


              41267402/1                                 51929.64                             10554.75
              41269075/1                                139034.7                              16067.05
              41271770/1                                133403.97                             30455.53
              41272078/1                                 75278.61                              7603.94
              41272238/1                                 57575                                 9177.43
              41274230/1                                265731.41                             48391.62
              41276555/1                                 73398.45                              3627.51
              41276777/1                                 73398.45                              3627.51
              41276820/1                                 39145.76                              1950.49
              41282034/1                                 68568.84                              8508.07
              41282109/1                                 35278.71                              4964.4
              41284915/1                                 30982.35                              2359.28
              41282200/1                                213861.7                              33833.86
              41287772/1                                 61070.35                              8314.05
              41287967/1                                 46780.67                              4867.22
              41284996/1                                163093.19                             17629.06
              41291095/1                                 61091.88                              8064.99
              41292920/1                                156499.2                              21951.73
              41293512/1                                 81651.96                             11450.23
              41295268/1                                 53205.92                              6029.59
              41296676/1                                 62786.78                              7983.88
              41307097/1                                 26292.88                              3985.09
              41307584/1                                 90731.55                             12466.46
              41352688/1                                 66620.86                              8245.21
              41354424/1                                128530.85                             13839.81
              41357380/1                                 17564.64                              2551.52
              41354956/1                                285152.04                             40466.13
              41357366/1                                 37725.83                              5279.57
              41358961/1                                125056.8                              10738.85
              41361863/1                                153562.08                             38065.09
              41364539/1                                 48220.12                              4982.74
              41364575/1                                 13483.91                              1805.89
              41367350/1                                132138.84                             21368.29
              41367437/1                                 73804.7                               9907.76
              41367492/1                                148084.53                             20931.68
              41367551/1                                 29667.24                              4598.59
              41368694/1                                 67562.37                              9087.89
              41369920/1                                 30945.72                              3005.93
              41372752/1                                151700.4                              19103.62
              41372624/1                                 98616.24                             14079.53
              41372785/1                                 67230.11                              9118.91
              41373106/1                                 86693.25                             11309.57
              41373212/1                                 86693.25                             11309.57
              41378480/1                                 42788.64                              4881.72
              41380463/1                                 75419.4                              10360.32
              41383438/1                                 24795.12                              2644.75

                                      A-35


              41388950/1                                 56729.51                              8292.29
              41388973/1                                 56057.59                              8194.16
              41391539/1                                 61583.18                              7955.77
              41407089/1                                 28130.78                              3296.93
              41422341/1                                 47452.6                               5525.47
              41436753/1                                 72731.2                               9977.34
              41436773/1                                 12256                                 1690.35
              41441988/1                                 15835.63                              2595.77
              41454936/1                                 40640.67                              3209.52
              41461604/1                                 58367.62                              9315.87
              41462372/1                                 82065.9                              13821.38
              41469083/1                                144470.01                             28498.6
              41479178/1                                 18476.68                              1950.72
              41528336/1                                175986.85                             23335.39
              41574795/1                                196922.23                             32805.1
              41919793/1                                416593.33                             91660.67
              40036251/1                                455259                                64810.84
              40269468/1                                 15901.02                              1598.84
                                 $72,377,451.72

                                                  ($38,000,000.00)              Outstanding as of 1/28

                                  A-36